[PHOTO OF E-V REGISTERED         Mutual Funds for          [PHOTO OF BRICK WALL
 DOOR APPEARS HERE]               People who pay                  APPEARS HERE]
                                     Taxes
                                                          EDUCATION



                    Annual Report July 31, 1998



[PHOTO OF HIGHWAY AT NIGHT        EATON VANCE
       APPEARS HERE]              MUNICIPALS
                                     TRUST

                                                                         Arizona

                                                                        Colorado

                                                                     Connecticut

                                                                        Michigan

                                                                       Minnesota

                                                                      New Jersey

                                                                    Pennsylvania

                                                                           Texas


[PHOTO OF SUSPENSION BRIDGE
      APPEARS HERE]

Eaton Vance Municipals Funds as of July 31, 1998

LETTER TO SHAREHOLDERS


[PHOTO OF THOMAS FETTER APPEARS HERE]

Thomas J. Fetter,
President

The municipal bond market has posted solid returns in 1998 in an economy characterized by slower growth and continued low inflation. First quarter GDP rose at a robust 5.5% annualized rate, but was followed by a more moderate 1.6% pace in the second quarter as U.S. companies felt the effects of Asian economic weakness. Meanwhile, the annualized inflation rate has declined to around 1%. While there has been some pressure on wages and benefit costs, commodity prices have continued to decline dramatically due to a slowing world economy and slackening demand. As a consequence, the Federal Reserve has maintained a stable interest rate policy. Against that backdrop, municipal bonds have turned in positive returns, with the Lehman Brothers Municipal Bond Index* - an unmanaged index of municipal bonds - rising 6.0% during the year ended July 31, 1998.

After a generation of deficit spending, the federal budget will register a surplus in fiscal year 1998

Bolstered by rising tax receipts, falling interest costs, and a renewed fiscal discipline on the part of policy makers, the federal budget will register a surplus this year for the first time in a generation. The surplus will likely result in lower Treasury bond issuance in coming years, which should greatly improve the outlook for interest rates.

With refundings producing heavy municipal supply, municipal bonds now offer unusually good value

The past twelve months have been characterized by a continued wave of refundings, as municipal issuers have redeemed high-coupon older bonds and replaced them with lower-coupon bonds. The surge in supply has restrained the performance of municipals relative to Treasury bonds. As a result, municipal yields represented 90.5% of Treasury yields at July 31, according to Bloomberg, L.P.

Municipal bonds yield 90% of Treasury yields

5.17% - 30 Year AAA+ rated General Obligation (GO) Bonds*
8.08% - Taxable equivalent yield in 36% tax bracket


5.71% - 30 Year Treasury bond

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of July 31, 1998.

Past performance is no guarantee of future results

Source: Bloomberg L.P.

That ratio is very high by historical standards and suggests that municipals may represent uncommonly good value. That is an important consideration, especially given the recently overvalued status of some other asset classes.

Following an extraordinary three-year run of 20%-plus annual returns, the stock market has entered a period of severe volatility. Moreover, the slowdown in Asia and the economic uncertainty in emerging markets like Russia have clouded the outlook for corporate profits while prompting many investors to diversify their portfolios further with bond investments. Given their attractive valuations relative to other fixed-income vehicles, municipals are receiving increased attention. And, of course, municipal bonds remain a good way to lower one's income tax burden. For those reasons, we believe that municipals continue to merit strong consideration from tax-conscious investors.

                             Sincerely,

                             /s/ Thomas J. Fetter

                             Thomas J. Fetter,
                             President
                             September 9, 1998


*It is not possible to invest directly in the Index.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

Eaton Vance Arizona Municipals Fund as of July 31, 1998

INVESTMENT UPDATE


[PHOTO OF CYNTHIA CLEMSON APPEARS HERE]

Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 .    Following a brief slowdown in 1997, Arizona's economy accelerated in the first half of 1998. Job growth remained strong, average earnings rose 4.4%, and state retail sales increased a robust 7.4%. The Arizona unemployment rate fell to 3.7% in July from 4.5% a year earlier.

 .    The Asian economic crisis does not yet appear to have affected Arizona's export industries. The state's manufacturing sector - dominated by technology - has added nearly 12,000 new jobs in the past year, the strongest performance by the manufacturing sector since 1994.

 .    The Arizona real estate market has been soaring. Residential building reached levels not seen since the building boom of the 1980s. Nearly $10 billion in construction projects was awarded in 1997. Major projects have included new plants for leading chip manufacturer Intel and the Arizona Diamondbacks' new Bank One Ballpark in Phoenix.

Management Update
--------------------------------------------------------------------------------

 .    In a quiet market that traded in a narrow range, management made minor structural adjustments, continuing a barbell approach. The Portfolio added zero coupon issues to add upside potential, while improving call protection through the purchase of some non-callable bonds.

 .    Amid very light new issuance, the Portfolio found opportunities in the utility sector, where deregulation is distinguishing industry winners from the also-rans. The Portfolio also found value among multi-family housing bonds issued to meet the demands of a large population inflow.

 .    The Portfolio was very selective in the competitive hospital sector, especially in the increasingly overbedded Phoenix area.


The Fund
--------------------------------------------------------------------------------

 .    During the year ended July 31, 1998, the Fund's Class A and Class B shares had total returns of 6.3% and 5.5%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.20 on July 31, 1998 from $10.09 on July 31, 1997, and the reinvestment of $0.515 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $11.34 from $11.22, and the reinvestment of $0.490 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on July 31, 1998 of
     $10.20 per share for Class A and $11.34 for Class B, the distribution rates were 5.05% and 4.32%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at July 31 were 4.41% and
     3.83%, respectively./4/


Your Investment at Work
--------------------------------------------------------------------------------
                                                             [LOGO APPEARS HERE]

     Winslow Industrial Development Authority Winslow Memorial Hospital Project

 .    Winslow Memorial Hospital, Inc. is a non-profit corporation that operates a hospital in Winslow.

 .    The bonds were issued in 1992 to finance the acquisition, construction, installation and equipping of the hospital offices and facilities as part of its reconfiguration to qualify as a "sole community provider."

 .    With an exceptionally attractive coupon of 9.5%, this non-rated bond is a good example of the Portfolio's efforts to find research-driven opportunities.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year;
    2% - 5th year; 1% - 6th year.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1998

Performance/5/                                      Class A    Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                              6.3%      5.5%
Five Years                                            N.A.      5.5
Life of Fund+                                         5.6       7.5

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                              1.3%      0.5%
Five Years                                            N.A.      5.2
Life of Fund+                                         4.5       7.5

+Inception date: Class A: 12/13/93; Class B: 7/25/91

 Comparison of Change in Value of a $10,000 Investment in Eaton Vance Arizona
    Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

July 31, 1991 -- July 31, 1998

                            [LINE GRAPH APPEARS HERE]

           Eaton Vance Arizona    Lehman Brothers
             Municipals Fund      Municipal Bond
  Date           Class B              Index

07-31-91         $10,000             $10,000
08-31-91         $10,079             $10,132
09-30-91         $10,310             $10,264
10-31-91         $10,411             $10,356
11-30-91         $10,396             $10,385
12-31-91         $10,736             $10,608
01-31-92         $10,698             $10,632
02-28-92         $10,719             $10,636
03-31-92         $10,635             $10,639
04-30-92         $10,720             $10,734
05-31-92         $10,931             $10,861
06-30-92         $11,146             $11,043
07-31-92         $11,621             $11,374
08-31-92         $11,343             $11,263
09-30-92         $11,385             $11,337
10-31-92         $11,046             $11,225
11-30-92         $11,437             $11,426
12-31-92         $11,598             $11,543
01-31-92         $11,624             $11,677
02-28-93         $12,298             $12,100
03-31-93         $12,152             $11,972
04-30-93         $12,276             $12,092
05-31-93         $12,348             $12,160
06-30-93         $12,637             $12,364
07-31-93         $12,615             $12,379
08-31-93         $12,969             $12,637
09-30-93         $13,126             $12,781
10-31-93         $13,169             $12,806
11-30-93         $12,987             $12,693
12-31-93         $13,335             $12,961
01-31-94         $13,491             $13,109
02-28-94         $13,061             $12,770
03-31-94         $12,293             $12,249
04-30-94         $12,351             $12,353
05-31-94         $12,468             $12,460
06-30-94         $12,330             $12,388
07-31-94         $12,580             $12,611
08-31-94         $12,614             $12,655
09-30-94         $12,367             $12,469
10-31-94         $12,011             $12,248
11-30-94         $11,673             $12,026
12-31-94         $12,044             $12,291
01-31-95         $12,533             $12,642
02-28-95         $13,007             $13,010
03-31-95         $13,142             $13,160
04-30-95         $13,134             $13,175
05-31-95         $13,573             $13,596
06-30-95         $13,348             $13,477
07-31-95         $13,415             $13,604
08-31-95         $13,581             $13,777
09-30-95         $13,647             $13,864
10-31-95         $13,893             $14,065
11-30-95         $14,217             $14,299
12-31-95         $14,400             $14,436
01-31-96         $14,481             $14,545
02-28-96         $14,313             $14,447
03-31-96         $14,051             $14,263
04-30-96         $13,988             $14,222
05-31-96         $13,962             $14,217
06-30-96         $14,113             $14,372
07-31-96         $14,242             $14,502
08-31-96         $14,243             $14,499
09-30-96         $14,461             $14,701
10-31-96         $14,580             $14,867
11-30-96         $14,811             $15,140
12-31-96         $14,745             $15,076
01-31-97         $14,759             $15,104
02-28-97         $14,929             $15,243
03-31-97         $14,731             $15,040
04-30-97         $14,881             $15,166
05-31-97         $15,087             $15,394
06-30-97         $15,229             $15,558
07-31-97         $15,645             $15,989
08-31-97         $15,508             $15,839
09-30-97         $15,678             $16,027
10-31-97         $15,763             $16,130
11-30-97         $15,840             $16,225
12-31-97         $16,063             $16,462
01-31-98         $16,349             $16,631
02-28-98         $16,369             $16,636
03-31-98         $16,378             $16,651
04-30-98         $16,249             $16,576
05-31-98         $16,480             $16,838
06-30-98         $16,497             $16,905
07-31-98         $16,512             $16,947

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/25/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,852 on July 31, 1998; $12,241, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.39% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Colorado Municipals Fund as of July 31, 1998

INVESTMENT UPDATE

[PHOTO OF WILLIAM AHERN APPEARS HERE]

William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Colorado continues to rank among the leading states in job growth. The state's unemployment rate remained well below the nation's, at 3.3% in July. Against the backdrop of a strong economy, state tax revenues have risen at a 14% rate in 1998, with corporate and personal income tax each showing unusual strength.

 .    Colorado's exports were again dominated by technology-based products, including computer equipment, electronics, and fine instruments. Total exports expanded to $5.6 billion in 1997, despite a 6% decline in exports to Japan, the state's largest foreign trading partner. Asia's continuing weakness could result in further weakness in that export market.

 .    The service sector provided the lion's share of new jobs in the past year.
     Finance and real estate, benefiting from a surge in the state's real estate markets, added 5,000 alone. Durable goods manufacturing created 2,700 new positions, supported by strong demand for technology products.

Management Update
--------------------------------------------------------------------------------

 .    Management maintained a generally positive market outlook and reduced its exposure to par bonds in favor of discount bonds and zero coupon bonds. These bonds are more sensitive to changes in interest rates.

 .    Non-rated bonds represented 10.2% of the Portfolio. We have taken advantage of Eaton Vance's extensive resources in the non-rated segment of the market to add these higher-yielding bonds to the Portfolio.

 .    Hospital bonds were the Portfolio's largest sector weighting. In a fast-changing health care environment, the Portfolio focused on competitive institutions with favorable demographics and the ability to contain costs.


The Fund
--------------------------------------------------------------------------------

 .    During the year ended July 31, 1998, the Fund's Class A and Class B shares had total returns of 5.6% and 4.7%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.95 on July 31, 1998 from $9.92 on July 31, 1997, and the reinvestment of $0.515 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.82 from $10.80, and the reinvestment of $0.483 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on July 31, 1998 of
     $9.95 per share for Class A and $10.82 for Class B, the distribution rates were 5.18% and 4.46%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at July 31 were 4.46% and
     3.87%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------
                                                             [LOGO APPEARS HERE]

     Colorado Health Facilities Authority Cleo Wallace Center

 .    The Cleo Wallace Center is a nationally-recognized facility specializing in the treatment of emotionally-disturbed youth and adolescents.

 .    In addition to financing a much-needed social service for the community, this non-rated bond has an attractive 7% coupon.

 .    This issue is an example of the Portfolio's efforts to find research-driven opportunities in the non-rated segment of the Colorado market.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years;
     4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of July 31, 1998


Performance/5/                                       Class A    Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                              5.6%        4.7%
Five Years                                            N.A.        5.3
Life of Fund+                                         5.2         6.5

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                              0.6%       -0.3.%
Five Years                                            N.A.        5.0
Life of Fund+                                         4.1         6.4

+Inception date: Class A: 12/10/93; Class B: 8/25/92

Comparison of Change in Value of a $10,000 Investment in Eaton Vance
Colorado Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

August 31, 1992 - July 31, 1998

                           [LINE GRAPH APPEARS HERE]

                                   EATON VANCE
                                    COLORADO         LEHMAN BROTHERS
                                 MUNICIPALS FUND     MUNICIPAL BOND
          DATE                      CLASS B              INDEX
          ----                      -------              -----
         8/31/92                    $10,000             $10,000
         9/30/92                    $10,020             $10,065
        10/31/92                     $9,762              $9,966
        11/30/92                    $10,205             $10,145
        12/31/92                    $10,353             $10,249
         1/31/92                    $10,465             $10,368
         2/28/93                    $10,896             $10,743
         3/31/93                    $10,746             $10,629
         4/30/93                    $10,900             $10,736
         5/31/93                    $10,964             $10,797
         6/30/93                    $11,147             $10,977
         7/31/93                    $11,166             $10,991
         8/31/93                    $11,430             $11,220
         9/30/93                    $11,575             $11,348
        10/31/93                    $11,604             $11,370
        11/30/93                    $11,475             $11,270
        12/31/93                    $11,707             $11,508
         1/31/94                    $11,847             $11,639
         2/28/94                    $11,443             $11,338
         3/31/94                    $10,776             $10,876
         4/30/94                    $10,838             $10,968
         5/31/94                    $10,957             $11,063
         6/30/94                    $10,809             $10,999
         7/31/94                    $11,058             $11,197
         8/31/94                    $11,068             $11,236
         9/30/94                    $10,854             $11,071
        10/31/94                    $10,573             $10,874
        11/30/94                    $10,309             $10,678
        12/31/94                    $10,592             $10,913
         1/31/95                    $11,005             $11,225
         2/28/95                    $11,427             $11,551
         3/31/95                    $11,505             $11,684
         4/30/95                    $11,475             $11,698
         5/31/95                    $11,819             $12,071
         6/30/95                    $11,613             $11,965
         7/31/95                    $11,675             $12,079
         8/31/95                    $11,827             $12,232
         9/30/95                    $11,875             $12,309
        10/31/95                    $12,148             $12,488
        11/30/95                    $12,420             $12,696
        12/31/95                    $12,563             $12,817
         1/31/96                    $12,614             $12,914
         2/28/96                    $12,471             $12,827
         3/31/96                    $12,255             $12,663
         4/30/96                    $12,233             $12,627
         5/31/96                    $12,234             $12,622
         6/30/96                    $12,348             $12,760
         7/31/96                    $12,430             $12,876
         8/31/96                    $12,405             $12,873
         9/30/96                    $12,592             $13,053
        10/31/96                    $12,701             $13,200
        11/30/96                    $12,913             $13,442
        12/31/96                    $12,877             $13,385
         1/31/97                    $12,914             $13,410
         2/28/97                    $13,045             $13,534
         3/31/97                    $12,901             $13,353
         4/30/97                    $13,001             $13,465
         5/31/97                    $13,178             $13,668
         6/30/97                    $13,422             $13,813
         7/31/97                    $13,829             $14,196
         8/31/97                    $13,728             $14,063
         9/30/97                    $13,832             $14,229
        10/31/97                    $13,974             $14,321
        11/30/97                    $14,044             $14,405
        12/31/97                    $14,235             $14,616
         1/31/98                    $14,354             $14,766
         2/28/98                    $14,371             $14,771
         3/31/98                    $14,379             $14,784
         4/30/98                    $14,286             $14,717
         5/31/98                    $14,431             $14,950
         6/30/98                    $14,472             $15,009
         7/31/98                    $14,485             $15,046

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 8/25/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,611 on July 31, 1998; $12,012, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.69% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Connecticut Municipals Fund as of July 31, 1998

INVESTMENT UPDATE

[PHOTO OF WILLIAM H. AHERN APPEARS HERE]
William H. Ahern,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 .    Connecticut registered strong job growth over the past year. The state's jobless rate, at 3.4% in July 1998, marked a major improvement from the 5.1% rate a year earlier. The housing sector was especially strong, with new building permits in the first half of 1998 rising 15% above the same period in 1997.

 .    Drugs and biotechnology remain prime generators of growth and jobs in
     Connecticut. Home to four major pharmaceutical companies, the state has encouraged public-private sector partnerships, including a $216 million investment by Pfizer, Inc. for new lab and office space that should create 2,000 new jobs.

 .    Connecticut businesses may be following the Asian economic problems closely. Connecticut's export trade with Asian nations amounted to $1.76 billion in 1997, representing 23% of the state's total export volume.

Management Update
--------------------------------------------------------------------------------

 .    With the market trading in a narrow range throughout the year, the
     Portfolio was characterized by relatively few changes. Management concentrated on relative value and structural adjustments, extending call protection to improve the Portfolio's upside potential.

 .    Resource recovery bonds represented a major commitment for the Portfolio.
     The bonds have benefited from the continuing strength of the industrial economy. They are popular with investors because they finance projects that will benefit the environment.

 .    In a generic market where new issuance was again dominated by insured bonds, the Portfolio increased its efforts to find non-rated bonds with the ability to improve the Fund's yield.

The Fund
--------------------------------------------------------------------------------

 .    During the year ended July 31, 1998, the Fund's Class A and Class B shares had total returns of 6.0% and 5.0%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.71 on July 31, 1998 from $10.64 on July 31, 1997, and the reinvestment of $0.550 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.64 from $10.57, and the reinvestment of $0.448 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on July 31, 1998 of
     $10.71 per share for Class A and $10.64 for Class B, the distribution rates were 5.14% and 4.21%, respectively./3/

 .    The SEC30-day yields for Class A and B shares at July 31 were 4.19% and
     3.57%, respectively./4/


Your Investment at Work
--------------------------------------------------------------------------------
                                                          [PHOTO OF MORTAR BOARD
                                                               APPEARS HERE]

     Connecticut Health & Education Finance Authority - Quinnipiac College

 .    This bond was issued in 1993 to finance the construction of a new classroom and residence buildings for the Law School, and to refund earlier issues.

 .    Quinnipiac has continued its transformation from a commuter college to a residential college with the percentage of students on campus reaching 70%.

 .    Rated BBB- by Standard & Poor's, the bonds carry a 6.0% coupon and are an example of our efforts to find value in lower-rated investment-grade bonds.


/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years;
     4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
Fund Information
as of July 31, 1998

Performance/5/                                       Class A   Class B
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                              6.0%       5.0%
Five Years                                            N.A.       4.7
Life of Fund+                                         7.4        6.1

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                              0.9%       0.0%
Five Years                                            N.A.       4.4
Life of Fund+                                         6.1        6.1

+Inception date: Class A: 4/19/94; Class B: 5/1/92

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Connecticut Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

May 31, 1992 - July 31, 1998

                           [LINE GRAPH APPEARS HERE]

                                 Eaton Vance
                                 Connecticut          Lehman Brothers
                               Municipals Fund,          Municipal
           Date                    Class B               Bond Index
           ----                    -------               ----------
         5/31/92                   $10,000                $10,000
         6/30/92                   $10,215                $10,168
         7/31/92                   $10,616                $10,473
         8/31/92                   $10,409                $10,370
         9/30/92                   $10,416                $10,438
        10/31/92                   $10,131                $10,336
        11/30/92                   $10,491                $10,521
        12/31/92                   $10,617                $10,628
         1/31/92                   $10,741                $10,752
         2/28/93                   $11,179                $11,141
         3/31/93                   $11,048                $11,023
         4/30/93                   $11,173                $11,134
         5/31/93                   $11,237                $11,197
         6/30/93                   $11,455                $11,384
         7/31/93                   $11,442                $11,398
         8/31/93                   $11,710                $11,636
         9/30/93                   $11,835                $11,769
        10/31/93                   $11,821                $11,791
        11/30/93                   $11,679                $11,687
        12/31/93                   $11,933                $11,934
         1/31/94                   $12,043                $12,070
         2/28/94                   $11,686                $11,758
         3/31/94                   $11,084                $11,279
         4/30/94                   $11,102                $11,374
         5/31/94                   $11,200                $11,473
         6/30/94                   $11,071                $11,406
         7/31/94                   $11,290                $11,612
         8/31/94                   $11,298                $11,652
         9/30/94                   $11,057                $11,481
        10/31/94                   $10,736                $11,277
        11/30/94                   $10,353                $11,073
        12/31/94                   $10,697                $11,317
         1/31/95                   $11,104                $11,641
         2/28/95                   $11,486                $11,979
         3/31/95                   $11,576                $12,117
         4/30/95                   $11,568                $12,131
         5/31/95                   $11,881                $12,518
         6/30/95                   $11,706                $12,409
         7/31/95                   $11,803                $12,526
         8/31/95                   $11,980                $12,685
         9/30/95                   $12,075                $12,765
        10/31/95                   $12,254                $12,951
        11/30/95                   $12,481                $13,166
        12/31/95                   $12,601                $13,292
         1/31/96                   $12,662                $13,393
         2/28/96                   $12,527                $13,302
         3/31/96                   $12,318                $13,132
         4/30/96                   $12,318                $13,095
         5/31/96                   $12,329                $13,090
         6/30/96                   $12,442                $13,233
         7/31/96                   $12,547                $18,353
         8/31/96                   $12,533                $13,350
         9/30/96                   $12,707                $13,536
        10/31/96                   $12,815                $13,689
        11/30/96                   $13,002                $13,940
        12/31/96                   $12,950                $13,881
         1/31/97                   $12,947                $13,907
         2/28/97                   $13,077                $14,035
         3/31/97                   $12,941                $13,848
         4/30/97                   $13,038                $13,964
         5/31/97                   $13,187                $14,174
         6/30/97                   $13,328                $14,325
         7/31/97                   $13,697                $14,722
         8/31/97                   $13,591                $14,584
         9/30/97                   $13,732                $14,757
        10/31/97                   $13,806                $14,852
        11/30/97                   $13,872                $14,939
        12/31/97                   $14,049                $15,157
         1/31/98                   $14,178                $15,313
         2/28/98                   $14,205                $15,318
         3/31/98                   $14,223                $15,332
         4/30/98                   $14,152                $15,262
         5/31/98                   $14,321                $15,504
         6/30/98                   $14,359                $15,565
         7/31/98                   $14,381                $15,604



* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 5/1/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/30/94 at net asset value would have grown to $13,536 on July 31, 1998; $12,892, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.78% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Michigan Municipals Fund as of July 31, 1998

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    Michigan's economy struggled with some hurdles in the first half of 1998.
     The General Motors' strike resulted in temporary layoffs at auto-related industries, while the weakness in Asian economies threatened the state's buoyant export market. The GM strike pushed Michigan's unemployment rate in July to 4.2%, up from 3.6% in June, a 30-year low.

 .    The auto sector remains a key engine for Michigan's economy, with 3.1 million vehicles produced in the state in 1997. However, new industries are experiencing strong growth. A recent survey of the state's 100 fastest-growing, privately-held businesses showed technology, service, and temporary employment companies on the rise.

 .    Michigan's housing market has been especially robust, with both primary residence and vacation home construction showing unusual strength. New permits totaled 51,375 in 1997. Average home prices rose 7.9%, leading the nation in that category.

Management Update
--------------------------------------------------------------------------------

 .    Management continued its barbell approach, maintaining positions in cushion, or premium, bonds with good call characteristics and attractive book yields that contributed to the Fund's income. The Portfolio reduced its exposure to bonds with 1-to-3 year calls.

 .    The municipal market traded within a relatively narrow range during the period. Accordingly, the Portfolio took advantage of trading opportunities to sell par bonds.

 .    The Portfolio added to its positions in discount bonds, which have upside potential in the event of an interest rate decline. Among the discount bonds added were Wayne Charter County Michigan Airport bonds.

The Fund
--------------------------------------------------------------------------------

 .    During the year ended July 31, 1998, the Fund's Class A and Class B shares had total returns of 6.0% and 5.1%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.82 on July 31, 1998 from $9.75 on July 31, 1997, and the reinvestment of $0.496 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.95 from $10.87, and the reinvestment of $0.465 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on July 31, 1998 of
     $9.82 per share for Class A and $10.95 for Class B, the distribution rates were 5.05% and 4.25%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at July 31 were 4.09% and
     3.54%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------

     Wayne Charter County - Detroit                          [PHOTO OF AIRPLANE
     Metropolitan Wayne County Airport                          APPEARS HERE]

 .    Wayne County Airport serves the metropolitan Detroit area and is a major hub for Northwest Airlines, one of the nation's largest air passenger carriers.

 .    The bonds were issued to finance the renovation and construction costs of additional terminal and administrative facilities.

 .    This insured bond offered the opportunity to upgrade the Portfolio amid very narrow quality spreads while improving call protection with a well-regarded issuer.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years;
     4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1998


Performance/5/                                               Class A   Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                        6.0%     5.1%
Five Years                                                      N.A.     5.1
Life of Fund+                                                   4.7      6.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        0.9%     0.1%
Five Years                                                      N.A.     4.7
Life of Fund+                                                   3.6      6.7

+Inception date: Class A: 12/7/93; Class B: 4/19/91

Comparison of Change in Value of a $10,000 Investment in Eaton Vance
Michigan  Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

April 30, 1991 - July 31, 1998

                           [LINE GRAPH APPEARS HERE]


                           Eaton Vance
                     Michigan Municipals Fund,     Lehman Brothers
  Date                       Class B             Municipal Bond Index
  ----                       -------             --------------------
 4/30/91                     $10,000                    $10,000
 5/31/91                     $10,030                    $10,089
 6/30/91                      $9,968                    $10,079
 7/31/91                     $10,180                    $10,202
 8/31/91                     $10,338                    $10,336
 9/30/91                     $10,488                    $10,471
10/31/91                     $10,592                    $10,565
11/30/91                     $10,576                    $10,594
12/31/91                     $10,887                    $10,822
 1/31/92                     $10,911                    $10,846
 2/28/92                     $10,901                    $10,850
 3/31/92                     $10,846                    $10,854
 4/30/92                     $10,955                    $10,951
 5/31/92                     $11,118                    $11,080
 6/30/92                     $11,327                    $11,265
 7/31/92                     $11,761                    $11,603
 8/31/92                     $11,518                    $11,490
 9/30/92                     $11,550                    $11,565
10/31/92                     $11,189                    $11,451
11/30/92                     $11,579                    $11,657
12/31/92                     $11,713                    $11,776
 1/31/92                     $11,851                    $11,913
 2/28/93                     $12,329                    $12,343
 3/31/93                     $12,166                    $12,213
 4/30/93                     $12,292                    $12,336
 5/31/93                     $12,375                    $12,405
 6/30/93                     $12,589                    $12,613
 7/31/93                     $12,551                    $12,629
 8/31/93                     $12,818                    $12,892
 9/30/93                     $12,943                    $13,039
10/31/93                     $12,962                    $13,064
11/30/93                     $12,831                    $12,949
12/31/93                     $13,126                    $13,222
 1/31/94                     $13,281                    $13,373
 2/28/94                     $12,868                    $13,027
 3/31/94                     $12,164                    $12,496
 4/30/94                     $12,243                    $12,602
 5/31/94                     $12,348                    $12,711
 6/30/94                     $12,219                    $12,637
 7/31/94                     $12,468                    $12,866
 8/31/94                     $12,501                    $12,910
 9/30/94                     $12,287                    $12,721
10/31/94                     $11,975                    $12,495
11/30/94                     $11,669                    $12,269
12/31/94                     $12,005                    $12,539
 1/31/95                     $12,434                    $12,897
 2/28/95                     $12,836                    $13,272
 3/31/95                     $12,958                    $13,425
 4/30/95                     $12,937                    $13,441
 5/31/95                     $13,302                    $13,870
 6/30/95                     $13,087                    $13,748
 7/31/95                     $13,168                    $13,878
 8/31/95                     $13,322                    $14,055
 9/30/95                     $13,415                    $14,143
10/31/95                     $13,676                    $14,349
11/30/95                     $13,977                    $14,587
12/31/95                     $14,161                    $14,727
 1/31/96                     $14,243                    $14,839
 2/28/96                     $14,073                    $14,738
 3/31/96                     $13,835                    $14,550
 4/30/96                     $13,772                    $14,509
 5/31/96                     $13,759                    $14,503
 6/30/96                     $13,909                    $14,661
 7/31/96                     $14,024                    $14,794
 8/31/96                     $13,996                    $14,791
 9/30/96                     $14,199                    $14,997
10/31/96                     $14,317                    $15,167
11/30/96                     $14,562                    $15,445
12/31/96                     $14,493                    $15,380
 1/31/97                     $14,436                    $15,409
 2/28/97                     $14,591                    $15,550
 3/31/97                     $14,390                    $15,343
 4/30/97                     $14,524                    $15,471
 5/31/97                     $14,745                    $15,704
 6/30/97                     $14,885                    $16,871
 7/31/97                     $15,288                    $16,311
 8/31/97                     $15,132                    $16,158
 9/30/97                     $15,259                    $16,350
10/31/97                     $15,356                    $16,455
11/30/97                     $15,473                    $16,552
12/31/97                     $15,709                    $16,793
 1/31/98                     $15,851                    $16,966
 2/28/98                     $15,868                    $16,972
 3/31/98                     $15,889                    $16,987
 4/30/98                     $15,756                    $16,910
 5/31/98                     $16,029                    $17,178
 6/30/98                     $16,043                    $17,245
 7/31/98                     $16,070                    $17,289


* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 4/19/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,354 on July 31, 1998, $11,767, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.16% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Minnesota Municipals Fund as of July 31, 1998

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 .    The Minnesota economy, benefiting from its increasing exposure to fast-growing technology sectors, registered above-average growth in the past year. The state enjoyed a faster pace of job creation than that of the nation as a whole. Reflecting that growth, Minnesota's unemployment rate fell to 2.3% in July, 1998 from 3.2% a year earlier.

 .    Minnesota continued to see a surge in start-up businesses in the past year.
     Activity was especially robust among services, finance, transportation and real estate. These start-ups were a major source of new jobs.

 .    Iron ore production remains a staple of the Minnesota economy. The state accounts for roughly three-quarters of total U.S. production and over 6% of the world's supply.

Management Update
--------------------------------------------------------------------------------

 .    In a very quiet trading environment, the Portfolio pursued a barbell strategy. The barbell balanced the use of zero coupon bonds for capital appreciation potential with high-coupon bonds that provided an attractive income stream and more price stability.

 .    Minnesota municipal supply remained very light, with the new issue market dominated mainly by local housing and school bonds. The Portfolio was selective in these areas while seeking value among higher education and hospital issues.

 .    The Portfolio found some attractive opportunities among multi-family housing bonds. We also found value among non-rated, continuing life-care facilities and nursing homes. With some of these bonds non-rated, we were able to draw on the Portfolio's strong research capabilities in the non-rated segment of the market.

The Fund
--------------------------------------------------------------------------------

 .    During the year ended July 31, 1998, the Fund's Class A and Class B shares had total returns of 5.9% and 5.0%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.82 on July 31, 1998 from $9.77 on July 31, 1997, and the reinvestment of $0.515 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $10.54 from $10.49, and the reinvestment of $0.462 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on July 31, 1998 of
     $9.82 per share for Class A and $10.54 for Class B, the distribution rates were 5.24% and 4.38%, respectively./3/

 .    The SEC 30-yields for Class A and B shares at July 31 were 4.53% and 3.93%, respectively./4/


Your Investment at Work
--------------------------------------------------------------------------------

     City of Hopkins                                      [PHOTO OF MORTAR BOARD
     The Blake School Project                                  APPEARS HERE]

 .    Blake School is an independent college preparatory school with campuses in
     Wayzata, Hopkins, and Minneapolis. The school has received plaudits nationally for its curriculum and the quality of its faculty.

 .    The bonds were issued in 1997 to advance-refund a 1994 bond of Blake
     School.

 .    In the thinly-traded Minnesota market, the bond - rated A by Moody's and non-rated by Standard & Poor's - offered good value in a well-regarded issuer.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years;
     4% - 3rd year; 3% - 4th year; 2% -5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1998

Performance/5/                                                  Class A  Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                          5.9%     5.0%
Five Years                                                       N.A.      4.7
Life of Fund+                                                     4.9      6.1

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                          0.9%     0.0%
Five Years                                                       N.A.      4.4
Life of Fund+                                                     3.8      6.1

+Inception date: Class A: 12/9/93; Class B: 7/29/91

Comparison of Change in Value of a $10,000 Investment in Eaton Vance
Minnesota Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

July 31, 1991 - July 31, 1998

                           [LINE GRAPH APPEARS HERE]

                                   EATON VANCE
                                    MINNESOTA            LEHMAN BROTHERS
                                 MUNICIPALS FUND         MUNICIPAL BOND
               DATE                  CLASS B                 INDEX
               ----                  -------                 -----
              7/31/91                $10,000                $10,000
              8/31/91                $10,050                $10,132
              9/30/91                $10,196                $10,264
             10/31/91                $10,299                $10,356
             11/30/91                $10,303                $10,385
             12/31/91                $10,502                $10,608
              1/31/92                $10,556                $10,632
              2/28/92                $10,555                $10,636
              3/31/92                $10,521                $10,639
              4/30/92                $10,617                $10,734
              5/31/92                $10,746                $10,861
              6/30/92                $10,919                $11,043
              7/31/92                $11,273                $11,374
              8/31/92                $11,087                $11,263
              9/30/92                $11,096                $11,337
             10/31/92                $10,805                $11,225
             11/30/92                $11,156                $11,426
             12/31/92                $11,288                $11,543
              1/31/92                $11,411                $11,677
              2/28/93                $11,812                $12,100
              3/31/93                $11,696                $11,972
              4/30/93                $11,819                $12,092
              5/31/93                $11,889                $12,160
              6/30/93                $12,076                $12,364
              7/31/93                $12,063                $12,379
              8/31/93                $12,303                $12,637
              9/30/93                $12,459                $12,781
             10/31/93                $12,466                $12,806
             11/30/93                $12,349                $12,693
             12/31/93                $12,598                $12,961
              1/31/94                $12,703                $13,109
              2/28/94                $12,370                S12,770
              3/31/94                $11,718                $12,249
              4/30/94                $11,749                $12,353
              5/31/94                $11,876                $12,460
              6/30/94                $11,775                $12,388
              7/31/94                $11,984                $12,611
              8/31/94                $12,017                $12,655
              9/30/94                $11,797                $12,469
             10/31/94                $11,468                $12,248
             11/30/94                $11,110                $12,026
             12/31/94                $11,463                $12,291
              1/31/95                $11,834                $12,642
              2/28/98                $12,227                $13,010
              3/31/95                $12,372                $13,160
              4/30/95                $12,339                $13,175
              5/31/95                $12,671                $13,596
              6/30/95                $12,448                $13,477
              7/31/95                $12,513                $13,604
              8/31/95                $12,676                $13,777
              9/30/95                $12,739                $13,864
             10/31/95                $12,967                $14,065
             11/30/95                $13,221                $14,299
             12/31/95                $13,398                $14,436
              1/31/96                $13,437                $14,545
              2/28/96                $13,308                $14,447
              3/31/98                $13,021                $14,263
              4/30/96                $13,047                $14,222
              5/31/96                $13,058                $14,217
              6/30/96                $13,165                $14,372
              7/31/96                $13,264                $14,502
              8/31/96                $13,196                $14,499
              9/30/96                $13,382                $14,701
             10/31/96                $13,484                $14,867
             11/30/96                $13,697                $15,140
             12/31/96                $13,615                $15,076
              1/31/97                $13,640                $15,104
              2/28/97                $13,778                $15,243
              3/31/97                $13,580                $15,040
              4/30/97                $13,712                $15,166
              5/31/97                $13,887                $15,394
              6/30/97                $14,024                $18,558
              7/31/97                $14,459                $15,989
              8/31/97                $14,265                $15,839
              9/30/97                $14,389                $16,027
             10/31/97                $14,498                $16,130
             11/30/97                $14,612                $16,225
             12/31/97                $14,816                $16,462
              1/31/98                $14,969                $16,631
              2/28/98                $14,985                $16,636
              3/31/98                $14,991                $16,651
              4/30/98                $14,874                $16,576
              5/31/98                $15,113                $18,838
              6/30/98                $15,169                $16,905
              7/31/98                $15,181                $16,947

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 7/29/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,419 on July 31, 1998; $11,831, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.37% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance New Jersey Municipals Fund as of July 31, 1998

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    New Jersey's unemployment rate saw modest improvement in the year ended
     July 31. The jobless rate declined to 4.8% from 5.1% a year earlier. The service sector provided the largest gain, with hiring in health care, social services, and management and engineering especially strong.

 .    The New Jersey construction industry posted strong gains during the past year. Sales of new and existing homes reached record levels as a sound economic outlook and low interest rates brought a rush of buyers to the housing market.

 .    Consumer confidence in New Jersey - as indicated by the Middle Atlantic
     Region Consumer Confidence Survey - has risen sharply in the past year, mirroring trends at the national level. Positive consumer sentiment was manifest in strong retail sales activity.

Management Update
--------------------------------------------------------------------------------

 .    In a continued low-inflation environment, the Portfolio maintained its upside potential by avoiding par bonds while focusing on discount issues and selectively adding zero coupon bonds. In addition, call protection was upgraded, reducing the threat of an untimely call of the Bonds at the discretion of the issuer.

 .    Several of the Portfolio's holdings were pre-refunded during the period.
     Lower interest rates have encouraged issuers to refund older, high-coupon debt. The Portfolio's pre-refunded holdings have improved credit quality and tempered volatility.

 .    Bonds of the Port Authority of New York/New Jersey remain the Portfolio's largest holding. The Port Authority has enjoyed increased activity due to the economic revival in New York City and northern New Jersey.

The Fund
--------------------------------------------------------------------------------

 .    During the year ended July 31, 1998, the Fund's Class A and Class B shares had total returns of 6.2% and 5.4%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $10.59 on July 31, 1998 from $10.53 on July 31, 1997, and the reinvestment of $0.580 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $11.02 from $10.94, and the reinvestment of $0.50 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on July 31, 1998 of
     $10.59 per share for Class A and $11.02 for Class B, the distribution rates were 5.48% and 4.54%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at July 31 were 4.22% and
     3.59%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------

     New Jersey Economic Development Authority            [CLIP ART OF BUILDING
     Holt Hauling                                             APPEARS HERE]

 .    Holt Hauling is a major cargo container operator, loading and unloading containers from ships, railroad cars and trucks in ports and cities along the East Coast.

 .    This bond was issued by the state's Economic Development Authority to finance facilities at Holt's Camden-based operation.

 .    The bonds have an attractive coupon of 8.95%. They are a good example of the Portfolio's efforts to find value in the non-rated sector of the market.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years;
     4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of July 31, 1998

Performance/5/                                                Class A   Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                        6.2%      5.4%
Five Years                                                     N.A.       5.0
Life of Fund+                                                   7.4       7.0

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        1.1%      0.4%
Five Years                                                     N.A.       4.6
Life of Fund+                                                   6.1       7.0

+Inception date: Class A: 4/13/94; Class B: 1/8/91

Comparison of Change in Value of a $10,000 Investment in Eaton Vance
New Jersey Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond
Index*

January 31, 1991 - July 31, 1998

                           [LINE GRAPH APPEARS HERE]

                                   EATON VANCE
                                   NEW JERSEY        LEHMAN BROTHERS
                                 MUNICIPALS FUND      MUNICIPAL BOND
                  DATE               CLASS B              INDEX
                  ----               -------              -----
                 1/31/91             $10,000             $10,000
                 2/28/91             $10,097             $10,087
                 3/31/91             $10,089             $10,090
                 4/30/91             $10,236             $10,225
                 5/31/91             $10,353             $10,316
                 6/30/91             $10,243             $10,306
                 7/31/91             $10,448             $10,431
                 8/31/91             $10,618             $10,569
                 9/30/91             $10,739             $10,706
                10/31/91             $10,834             $10,803
                11/30/91             $10,818             $10,833
                12/31/91             $11,095             $11,065
                 1/31/92             $11,077             $11,091
                 2/28/92             $11,078             $11,094
                 3/31/92             $11,054             $11,098
                 4/30/92             $11,122             $11,197
                 5/31/92             $11,317             $11,329
                 6/30/92             $11,494             $11,519
                 7/31/92             $11,932             $11,865
                 8/31/92             $11,731             $11,749
                 9/30/92             $11,775             $11,826
                10/31/92             $11,477             $11,709
                11/30/92             $11,805             $11,919
                12/31/92             $11,959             $12,041
                 1/31/93             $12,121             $12,181
                 2/28/93             $12,660             $12,622
                 3/31/93             $12,486             $12,488
                 4/30/93             $12,649             $12,614
                 5/31/93             $12,734             $12,685
                 6/30/93             $12,954             $12,897
                 7/31/93             $12,943             $12,913
                 8/31/93             $13,181             $13,183
                 9/30/93             $13,323             $13,333
                10/31/93             $13,323             $13,358
                11/30/93             $13,196             $13,241
                12/31/93             $13,467             $13,520
                 1/31/94             $13,615             $13,675
                 2/28/94             $13,275             $13,320
                 3/31/94             $12,617             $12,778
                 4/30/94             $12,666             $12,886
                 5/31/94             $12,752             $12,998
                 6/30/94             $12,626             $12,922
                 7/31/94             $12,821             $13,155
                 8/31/94             $12,870             $13,201
                 9/30/94             $12,659             $13,007
                10/31/94             $12,349             $12,776
                11/30/94             $12,008             $12,545
                12/31/94             $12,363             $12,821
                 1/31/95             $12,762             $13,188
                 2/28/95             $13,108             $13,571
                 3/31/95             $13,217             $13,727
                 4/30/95             $13,237             $13,744
                 5/31/95             $13,597             $14,182
                 6/30/95             $13,409             $14,058
                 7/31/95             $13,467             $14,191
                 8/31/95             $13,613             $14,371
                 9/30/95             $13,708             $14,462
                10/31/95             $13,935             $14,672
                11/30/95             $14,188             $14,916
                12/31/95             $14,323             $15,059
                 1/31/96             $14,408             $15,173
                 2/28/96             $14,225             $15,070
                 3/31/96             $14,066             $14,878
                 4/30/96             $14,043             $14,836
                 5/31/96             $14,032             $14,830
                 6/30/96             $14,161             $14,992
                 7/31/96             $14,241             $15,127
                 8/31/96             $14,257             $15,124
                 9/30/96             $14,454             $15,335
                10/31/96             $14,563             $15,509
                11/30/96             $14,788             $15,793
                12/31/96             $14,722             $15,726
                 1/31/97             $14,724             $15,756
                 2/28/97             $14,844             $15,900
                 3/31/97             $14,713             $15,688
                 4/30/97             $14,854             $15,820
                 5/31/97             $15,040             $16,058
                 6/30/97             $15,158             $16,229
                 7/31/97             $15,643             $16,678
                 8/31/97             $15,475             $16,522
                 9/30/97             $15,651             $16,718
                10/31/97             $15,754             $16,826
                11/30/97             $15,848             $16,925
                12/31/97             $16,107             $17,172
                 1/31/98             $16,242             $17,349
                 2/28/98             $16,264             $17,354
                 3/31/98             $16,303             $17,369
                 4/30/98             $16,186             $17,291
                 5/31/98             $16,425             $17,565
                 6/30/98             $16,473             $17,634
                 7/31/98             $16,490             $17,678

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 4/30/94 at net asset value would have grown to $13,648 on July 31, 1998, $12,994, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.69% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Pennsylvania Municipals Fund as of July 31, 1998

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    The Pennsylvania economy remained in high gear, as the construction, financial services, and wholesale and retail trade sectors maintained their strong momentum. The commonwealth's unemployment rate reached a nine-year low in July of 4.5%, a significant improvement from the 5.3% rate posted a year earlier.

 .    Pennsylvania companies are closely monitoring the Asian economies for continuing signs of weakness. The downturn, combined with cheap Asian imports, has had a negative impact on the commonwealth's manufacturing sector, resulting in weaker demand and selective layoffs following 18 consecutive months of job gains.

 .    Pennsylvania continues to aggressively court new businesses. Drug giant
     Smithkline Beechham transferred its U.S. headquarters in September 1997, bringing 1,250 jobs, while Kvaerner, Europe's largest shipbuilder, announced it will open its first American shipyard in Philadelphia.

Management Update
--------------------------------------------------------------------------------

 .    Reflecting a positive view of the bond market, the Portfolio focused on longer-call discount bonds. These bonds have more capital appreciation potential in the event of a market rally.

 .    The Portfolio used periods of market strength to reduce its exposure to par bonds. The Portfolio also sold premium bonds with shorter calls, whose performance is likely to be restrained by imminent calls by the issuers.

 .    The troubled Allegheny Health System had a negative effect on the entire
     Pennsylvania hospital sector. While the Portfolio has lightened its hospital holdings, it retained some exposure to the Allegheny bonds. We continue to monitor the hospital sector closely for opportunities in the wake of the recent pullback.

The Fund
--------------------------------------------------------------------------------

 .    During the year ended July 31, 1998, the Fund's Class A and Class B shares had total returns of 4.2% and 3.2%, respectively./1/ For Class A, this return resulted from a decline in net asset value (NAV) per share to $10.40 on July 31, 1998 from $10.55 on July 31, 1997, and the reinvestment of $0.585 per share in tax-free income./2/ For Class B, this return resulted from a decline in NAV to $10.73 from $10.90, and the reinvestment of $0.520 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on July 31, 1998 of
     $10.40 per share for Class A and $10.73 for Class B, the distribution rates were 5.63% and 4.85%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at July 31 were 4.62% and
     3.99%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------

     Delaware County Authority                          [PHOTO OF MORTAR BOARD
     Villanova University                                     APPEARS HERE]

 .    Villanova University is an independent, coeducational institution near
     Philadelphia. The University provides undergraduate and graduate instruction to approximately 10,000 students.

 .    The bonds are being used to finance the cost of constructing student apartments, renovating the science building, and adding a wing to the main building of the College of Commerce and Finance.

 .    With its 5.75% coupon and A rating, the bond was an attractive purchase for the Portfolio.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years;
     4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of July 31, 1998


Performance/5/                                                 Class A  Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                         4.2%     3.2%
Five Years                                                      N.A.      4.7
Life of Fund+                                                    6.9      6.7

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                        -0.8%    -1.7%
Five Years                                                      N.A.      4.4
Life of Fund+                                                    5.7      6.7

+Inception date: Class A: 6/1/94; Class B: 1/8/91

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Pennsylvania Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

January 31, 1991 - July 31, 1998

                           [LINE GRAPH APPEARS HERE]

                                   EATON VANCE
                                   PENNSYLVANIA          LEHMAN BROTHERS
                                  MUNICIPALS FUND        MUNICIPAL BOND
                DATE                  CLASS B                 INDEX
                ----                  -------                 -----
               1/31/91                $10,000                $10,000
               2/28/91                $10,096                $10,087
               3/31/91                $10,109                $10,090
               4/30/91                $10,268                $10,225
               5/31/91                $10,366                $10,316
               6/30/91                $10,298                $10,306
               7/31/91                $10,465                $10,431
               8/31/91                $10,617                $10,569
               9/30/91                $10,772                $10,706
              10/31/91                $10,901                $10,803
              11/30/91                $10,887                $10,833
              12/31/91                $11,169                $11,065
               1/31/92                $11,131                $11,091
               2/28/92                $11,134                $11,094
               3/31/92                $11,101                $11,098
               4/30/92                $11,214                $11,197
               5/31/92                $11,380                $11,329
               6/30/92                $11,594                $11,519
               7/31/92                $12,014                $11,865
               8/31/92                $11,780                $11,749
               9/30/92                $11,803                $11,826
              10/31/92                $11,471                $11,709
              11/30/92                $11,890                $11,919
              12/31/92                $12,024                $12,041
               1/31/92                $12,165                $12,181
               2/28/93                $12,649                $12,622
               3/31/93                $12,486                $12,488
               4/30/93                $12,628                $12,614
               5/31/93                $12,680                $12,685
               6/30/93                $12,866                $12,897
               7/31/93                $12,856                $12,913
               8/31/93                $13,143                $13,183
               9/30/93                $13,308                $13,333
              10/31/93                $13,319                $13,358
              11/30/93                $13,202                $13,241
              12/31/93                $13,523                $13,520
               1/31/94                $13,672                $13,675
               2/28/94                $13,270                $13,320
               3/31/94                $12,548                $12,778
               4/30/94                $12,595                $12,886
               5/31/94                $12,693                $12,998
               6/30/94                $12,590                $12,922
               7/31/94                $12,797                $13,155
               8/31/94                $12,821                $13,201
               9/30/94                $12,621                $13,007
              10/31/94                $12,320                $12,776
              11/30/94                $11,901                $12,545
              12/31/94                $12,219                $12,821
               1/31/95                $12,618                $13,188
               2/28/95                $13,016                $13,571
               3/31/95                $13,168                $13,727
               4/30/95                $13,150                $13,744
               5/31/95                $13,562                $14,182
               6/30/95                $13,384                $14,058
               7/31/95                $13,468                $14,191
               8/31/96                $13,587                $14,371
               9/30/05                $13,696                $14,462
              10/31/95                $13,923                $14,672
              11/30/95                $14,178                $14,916
              12/31/95                $14,326                $15,059
               1/31/96                $14,425                $15,173
               2/28/96                $14,308                $15,070
               3/31/96                $14,094                $14,878
               4/30/96                $14,071                $14,836
               5/31/96                $14,060                $14,830
               6/30/96                $14,150                $14,992
               7/31/96                $14,286                $15,127
               8/31/96                $14,303                $15,124
               9/30/96                $14,502                $15,335
              10/31/96                $14,599                $15,509
              11/30/96                $14,812                $15,793
              12/31/96                $14,803                $15,726
               1/31/97                $14,820                $15,756
               2/28/97                $14,956                $15,900
               3/31/97                $14,784                $15,688
               4/30/97                $14,912                $15,820
               5/31/97                $15,128                $16,058
               6/30/97                $15,291                $16,229
               7/31/97                $15,665                $16,678
               8/31/97                $15,556                $16,522
               9/30/97                $15,721                $16,718
              10/31/97                $15,798                $16,826
              11/30/97                $15,881                $16,925
              12/31/97                $16,115                $17,172
               1/31/98                $16,238                $17,349
               2/28/98                $16,277                $17,354
               3/31/98                $16,319                $17,369
               4/30/98                $16,219                $17,291
               5/31/98                $16,432                $17,565
               6/30/98                $16,453                $17,634
               7/31/98                $16,171                $17,678

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 1/8/91. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 6/30/94 at net asset value would have grown to $13,262 on July 31, 1998; $12,637, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.74% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Texas Municipals Fund as of July 31, 1998

INVESTMENT UPDATE

[PHOTO OF THOMAS M. METZOLD APPEARS HERE]
Thomas M. Metzold,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .    The Texas economy made further strides in the past year, as strength in the manufacturing sector outweighed a still-weak energy sector. Boosted by strong job growth in technology sectors, Texas now ranks second only to California in manufacturing employment, contributing to the state's low
     4.9% jobless rate in July.

 .    The Texas construction industry continues to experience a strong rebound, with construction employment rising 5% in the past year. The recovery has come mainly in the multi-family housing market in response to strong demand in metropolitan areas.

 .    With Middle Eastern oil producers having raised production allowances, the world is again in the midst of an oil glut. The oversupply will likely exert downward pressure on oil and gas prices over the near-term, restraining job growth in the state's energy sector.

Management Update
--------------------------------------------------------------------------------

 .    In a subdued Texas municipal market, management continued its efforts to eliminate bonds with inferior structure and call characteristics. That strategy featured a balance between discount bonds with appreciation potential and premium bonds for income, while avoided current coupons.

 .    Industrial development bonds were among the Portfolio's largest sector weightings. These bonds finance projects such as power generation, airport terminals and pollution control facilities for industries as diverse as electric utilities, chemical companies and airlines.

 .    To counter increasingly narrow quality spreads, the Portfolio sought opportunities in non-rated and lower-rated investment grade issues. The Portfolio's analysts found especially good value among long-term care facilities and housing bonds.

The Fund
--------------------------------------------------------------------------------

 .    During the year ended July 31, 1998, the Fund's Class A and Class B shares had total returns of 6.6% and 5.7%, respectively./1/ For Class A, this return resulted from an increase in net asset value (NAV) per share to $9.89 on July 31, 1998 from $9.77 on July 31, 1997, and the reinvestment of $0.505 per share in tax-free income./2/ For Class B, this return resulted from an increase in NAV to $11.08 from $10.96, and the reinvestment of $0.496 per share in tax-free income./2/

 .    Based on the Fund's most recent dividends and NAVs on July 31, 1998 of
     $9.89 per share for Class A and $11.08 for Class B, the distribution rates were 5.11% and 4.48%, respectively./3/

 .    The SEC 30-day yields for Class A and B shares at July 31 were 3.86% and
     3.30%, respectively./4/

Your Investment at Work
--------------------------------------------------------------------------------

     Bell County Health Facilities Authority                 [LOGO APPEARS HERE]
     Care Institute, Inc., Texas

 .    Care Institute, Inc. operates a series of facilities within the state of
     Texas specializing in nursing care, assisted living, and independent living.

 .    These bonds were issued to help finance an assisted living facility in Bell
     County. These facilities have become increasingly popular as a health care alternative for an aging population.

 .    The bonds, with a 9.0% coupon, provide an excellent income stream to the
     Portfolio and are an example of our efforts to find value in non-rated issuers.

--------------------------------------------------------------------------------
/1/ These returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares. /2/ A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. /3/ The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. /4/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. /5/ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years;
     4% - 3rd year; 3% -4th year; 2% - 5th year; 1% - 6th year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Fund Information
as of July 31, 1998


Performance/5/                                              Class A   Class B
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                      6.6%      5.7%
Five Years                                                   N.A.       5.7
Life of Fund+                                                 5.2       7.1

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                                      1.5%      0.7%
Five Years                                                   N.A.       5.4
Life of Fund+                                                 4.1       7.1

+Inception date: Class A: 12/8/93; Class B: 3/24/92

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Texas Municipals Fund, Class B vs. the Lehman Brothers Municipal Bond Index*

March 31, 1992 - July 31, 1998

                           [LINE GRAPH APPEARS HERE]

                        Eaton Vance
                   Texas Municipals Fund,    Lehman Brothers
  Date                    Class B           Municipal Bond Index
  ----                    -------           --------------------
 3/31/92                  $10,000                 $10,000
 4/30/92                  $10,080                 $10,089
 5/31/92                  $10,286                 $10,208
 6/30/92                  $10,501                 $10,379
 7/31/92                  $10,970                 $10,690
 8/31/92                  $10,710                 $10,586
 9/30/92                  $10,751                 $10,656
10/31/92                  $10,421                 $10,551
11/30/92                  $10,788                 $10,740
12/31/92                  $10,914                 $10,849
 1/31/92                  $10,979                 $10,976
 2/28/93                  $11,532                 $11,373
 3/31/93                  $11,336                 $11,252
 4/30/93                  $11,445                 $11,366
 5/31/93                  $11,523                 $11,430
 6/30/93                  $11,694                 $11,621
 7/31/93                  $11,685                 $11,636
 8/31/93                  $11,972                 $11,878
 9/30/93                  $12,137                 $12,013
10/31/93                  $12,116                 $12,037
11/30/93                  $11,987                 $11,930
12/31/93                  $12,287                 $12,182
 1/31/94                  $12,459                 $12,321
 2/28/94                  $12,055                 $12,002
 3/31/94                  $11,344                 $11,513
 4/30/94                  $11,412                 $11,611
 5/31/94                  $11,637                 $11,712
 6/30/94                  $11,432                 $11,643
 7/31/94                  $11,694                 $11,854
 8/31/94                  $11,729                 $11,895
 9/30/94                  $11,499                 $11,720
10/31/94                  $11,187                 $11,512
11/30/94                  $10,929                 $11,304
12/31/94                  $11,295                 $11,552
 1/31/95                  $11,726                 $11,883
 2/28/95                  $12,155                 $12,228
 3/31/95                  $12,262                 $12,369
 4/30/95                  $12,222                 $12,383
 5/31/95                  $12,593                 $12,779
 6/30/95                  $12,382                 $12,667
 7/31/95                  $12,437                 $12,787
 8/31/95                  $12,586                 $12,949
 9/30/95                  $12,650                 $13,031
10/31/95                  $12,886                 $13,220
11/30/95                  $13,171                 $13,440
12/31/95                  $13,309                 $13,569
 1/31/96                  $13,363                 $13,671
 2/28/96                  $13,217                 $13,579
 3/31/96                  $13,019                 $13,406
 4/30/96                  $12,999                 $13,368
 5/31/96                  $13,038                 $13,363
 6/30/96                  $13,146                 $13,508
 7/31/96                  $13,257                 $13,630
 8/31/96                  $13,272                 $13,627
 9/30/96                  $13,442                 $13,818
10/31/96                  $13,531                 $13,974
11/30/96                  $13,714                 $14,230
12/31/96                  $13,704                 $14,170
 1/31/97                  $13,744                 $14,197
 2/28/97                  $13,894                 $14,327
 3/31/97                  $13,746                 $14,136
 4/30/97                  $13,864                 $14,254
 5/31/97                  $14,049                 $14,469
 6/30/97                  $14,212                 $14,623
 7/31/97                  $14,583                 $15,028
 8/31/97                  $14,479                 $14,887
 9/30/97                  $14,629                 $15,064
10/31/91                  $14,751                 $15,161
11/30/97                  $14,812                 $15,250
12/31/97                  $14,985                 $15,472
 1/31/98                  $15,137                 $15,632
 2/28/98                  $15,156                 $15,637
 3/31/98                  $15,179                 $15,651
 4/30/98                  $15,125                 $15,580
 5/31/98                  $15,333                 $15,826
 6/30/98                  $15,391                 $15,889
 7/31/98                  $15,420                 $15,929






* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 3/24/92. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations.The chart compares the total return of the Fund's Class B with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. An investment in Class A shares on 12/31/93 at net asset value would have grown to $12,639 on July 31, 1998; $12,037, including the 4.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For federal income tax purposes, 99.91% of the total dividends paid by the Fund from net investment income during the year ended July 31, 1998 was designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of July 31, 1998


                                                             Arizona Fund      Colorado Fund     Connecticut Fund    Michigan Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio, (Portfolio) --
     Identified cost                                       $    93,964,160     $  36,504,539     $   154,168,207    $   119,353,053
     Unrealized appreciation                                     9,127,922         3,296,641          10,786,657         10,883,393
------------------------------------------------------------------------------------------------------------------------------------
Total investment, at value                                 $   103,092,082     $  39,801,180     $   164,954,864    $   130,236,446
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                            $        83,718     $      11,080     $       134,789    $       112,803
Deferred organization expenses                                          --                --                  --                775
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                               $   103,175,800     $  39,812,260     $   165,089,653    $   130,350,024
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                      $       202,849     $      83,171     $       315,853    $       245,379
Payable for Fund shares redeemed                                   144,609                --             396,186            305,293
Payable to affiliate for Trustees' fees                                353                 3                  28                353
Other accrued expenses                                              37,446            22,564              59,501             56,555
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                          $       385,257     $     105,738     $       771,568    $       607,580
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                 $   102,790,543     $  39,706,522     $   164,318,085    $   129,742,444
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                            $    95,922,263     $  37,943,905     $   159,130,238    $   120,855,136
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)                   (2,079,116)       (1,587,493)         (5,282,957)        (1,750,705)
Accumulated undistributed (distributions in excess of)
     net investment income                                        (180,526)           53,469            (315,853)          (245,380)
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)                    9,127,922         3,296,641          10,786,657         10,883,393
------------------------------------------------------------------------------------------------------------------------------------
Total                                                      $   102,790,543     $  39,706,522     $   164,318,085    $   129,742,444
------------------------------------------------------------------------------------------------------------------------------------


Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                 $     3,497,712     $   2,171,632     $     5,192,834    $     1,525,947
Shares Outstanding                                                 342,936           218,343             485,014            155,446
Net Asset Value and Redemption Price Per Share
     (net assets / shares of beneficial interest           $         10.20     $        9.95     $         10.71    $          9.82
     outstanding)
Maximum Offering Price Per Share
     (100 / 95.25 of net asset value per share)            $         10.71     $       10.45     $         11.24    $         10.31
------------------------------------------------------------------------------------------------------------------------------------


Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                 $    99,292,831     $  37,534,890     $   159,125,251    $   128,216,497
Shares Outstanding                                               8,752,300         3,468,356          14,956,906         11,705,448
Net Asset Value, Offering Price and Redemption Price
     Per Share (net assets / shares of beneficial
      interest outstanding)                                $         11.34     $       10.82     $         10.64    $         10.95
------------------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities


As of July 31, 1998

                                                            Minnesota Fund     New Jersey Fund   Pennsylvania Fund      Texas Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio, (Portfolio)--
    Identified cost                                          $  61,152,342      $ 295,827,056      $ 334,253,543      $  16,365,367
    Unrealized appreciation                                      5,831,313         32,802,058         25,278,310          1,472,099
------------------------------------------------------------------------------------------------------------------------------------
Total investment, at value                                   $  66,983,655      $ 328,629,114      $ 359,531,853      $  17,837,466
------------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                              $     126,629      $     224,130      $     326,147      $         706
Deferred organization expenses                                         923              1,202                 --                252
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                 $  67,111,207      $ 328,854,446      $ 359,858,000      $  17,838,424
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                        $     138,236      $     683,054      $     784,329      $      35,853
Payable for Fund shares redeemed                                    41,634            323,086            805,366            435,840
Payable to affiliate for Trustees' fees                                  7                 27                353                 17
Other accrued expenses                                              37,590            122,866            123,601              6,191
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                            $     217,467      $   1,129,033      $   1,713,649      $     477,901
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                   $  66,893,740      $ 327,725,413      $ 358,144,351      $  17,360,523
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              $  65,185,812      $ 308,676,344      $ 348,182,698      $  16,334,170
Accumulated net realized loss from Portfolio
    (computed on the basis of identified cost)                  (3,985,149)       (13,268,929)       (15,528,648)          (460,399)
Accumulated undistributed (distributions in excess
    of) net investment income                                     (138,236)          (484,060)           211,991             14,653
Net unrealized appreciation from Portfolio
    (computed on the basis of identified cost)                   5,831,313         32,802,058         25,278,310          1,472,099
------------------------------------------------------------------------------------------------------------------------------------
Total                                                        $  66,893,740      $ 327,725,413      $ 358,144,351      $  17,360,523
------------------------------------------------------------------------------------------------------------------------------------


Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                   $   3,994,637      $  11,570,249      $   8,551,745      $     372,627
Shares Outstanding                                                 406,841          1,092,505            822,585             37,682
Net Asset Value and Redemption Price Per Share
    (net assets/shares of beneficial interest
    outstanding)                                             $        9.82      $       10.59      $       10.40      $        9.89
Maximum Offering Price Per Share
    (100/95.25 of net asset value per share)                 $       10.31      $       11.12      $       10.92      $       10.38
------------------------------------------------------------------------------------------------------------------------------------


Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                   $  62,899,103      $ 316,155,164      $ 349,592,606      $  16,987,896
Shares Outstanding                                               5,966,893         28,693,504         32,591,980          1,533,552
Net Asset Value, Offering Price and Redemption
    Price Per Share (net assets/shares of
    beneficial interest  outstanding)                        $       10.54      $       11.02      $       10.73      $       11.08
------------------------------------------------------------------------------------------------------------------------------------

On sales of $25,000 or more, the offering price of Class A shares is reduced.


                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1998

                                                                  Arizona Fund     Colorado Fund   Connecticut Fund   Michigan Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio                                 $ 6,121,200       $ 2,377,732       $ 9,650,562       $ 7,913,736
Expenses allocated from Portfolio                                    (510,288)         (151,579)         (840,459)         (676,439)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                              $ 5,610,912       $ 2,226,153       $ 8,810,103       $ 7,237,297
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                                        $     3,096       $       172       $     3,004       $     3,744
Distribution and service fees
     Class A                                                            4,294             3,180             4,490             2,027
     Class B                                                          976,191           360,952         1,567,573         1,315,872
Transfer and dividend disbursing agent fees                            62,887            36,502           150,937           130,275
Custodian fee                                                          16,954             5,720            18,603            15,277
Legal and accounting services                                          19,259            10,047            16,092            11,988
Printing and postage                                                   11,544             5,631            12,265             9,751
Registration fees                                                       4,448             1,338             3,754             2,900
Amortization of organization expenses                                   2,829             2,366             3,551             2,190
Miscellaneous                                                          12,691             5,272            15,887             9,201
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                    $ 1,114,193       $   431,180       $ 1,796,156       $ 1,503,225
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                             $ 4,496,719       $ 1,794,973       $ 7,013,947       $ 5,734,072
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)              $ 3,159,655       $   886,357       $   583,817       $ 3,849,645
     Financial futures contracts                                     (949,855)         (418,124)       (1,055,823)       (1,463,448)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          $ 2,209,800       $   468,233       $  (472,006)      $ 2,386,197
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments                                                  $(1,542,650)      $  (611,689)      $ 1,340,798       $(2,128,854)
     Financial futures contracts                                      597,430           221,001           550,956           968,229
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              $  (945,220)      $  (390,688)      $ 1,891,754       $(1,160,625)
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain                                  $ 1,264,580       $    77,545       $ 1,419,748       $ 1,225,572
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                        $ 5,761,299       $ 1,872,518       $ 8,433,695       $ 6,959,644
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1998

                                                                   Minnesota Fund  New Jersey Fund  Pennsylvania Fund   Texas Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
Interest allocated from Portfolio                                   $  3,919,663     $ 20,492,162     $ 23,535,425     $  1,168,398
Expenses allocated from Portfolio                                       (307,385)      (1,759,965)      (1,902,885)         (68,957)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                                $  3,612,278     $ 18,732,197     $ 21,632,540     $  1,099,441
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Trustees fees and expenses                                          $      1,705     $      3,419     $      4,588     $        187
Distribution and service fees
      Class A                                                              3,076            9,742            6,450              655
      Class B                                                            611,238        3,102,542        3,541,229          180,473
Transfer and dividend disbursing agent fees                               61,159          301,089          345,685           16,837
Custodian fee                                                              9,431           28,049              296            4,833
Printing and postage                                                       8,067           28,706           25,057            4,245
Legal and accounting services                                             16,300           16,747           10,075              141
Registration fees                                                          2,211            4,193            4,663               20
Amortization of organization expenses                                      2,719            1,709               --            2,844
Miscellaneous                                                             12,108           31,843           23,667            3,613
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                      $    728,014     $  3,528,039     $  3,961,710     $    213,848
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                               $  2,884,264     $ 15,204,158     $ 17,670,830     $    885,593
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
      Investment transactions (identified cost basis)               $  1,573,786     $  4,091,888     $  5,872,852     $    568,115
      Financial futures contracts                                       (872,751)      (2,384,863)      (3,792,095)         (91,792)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                   $    701,035     $  1,707,025     $  2,080,757     $    476,323
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
      Investments                                                   $   (694,190)    $     79,249     $ (9,697,063)    $   (357,280)
      Financial futures contracts                                        457,776          988,190        2,480,978           81,066
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                $   (236,414)    $  1,067,439     $ (7,216,085)    $   (276,214)
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)                             $    464,621     $  2,774,464     $ (5,135,328)    $    200,109
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                          $  3,348,885     $ 17,978,622     $ 12,535,502     $  1,085,702
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended July 31, 1998

Increase (Decrease) in Net Assets                             Arizona Fund     Colorado Fund   Connecticut Fund    Michigan Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
      Net investment income                                  $   4,496,719     $   1,794,973     $   7,013,947     $   5,734,072
      Net realized gain (loss)                                   2,209,800           468,233          (472,006)        2,386,197
      Net change in unrealized appreciation
       (depreciation)                                             (945,220)         (390,688)        1,891,754        (1,160,625)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                   $   5,761,299     $   1,872,518     $   8,433,695     $   6,959,644
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
      From net investment income
           Class A                                           $    (131,150)    $     (95,887)    $    (172,439)    $     (54,041)
           Class B                                              (4,365,569)       (1,722,316)       (6,841,508)       (5,682,246)
      In excess of net investment income
           Class A                                                  (4,180)             --              (6,696)             --
           Class B                                                (126,748)             --            (150,607)         (212,249)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                          $  (4,627,647)    $  (1,818,203)    $  (7,171,250)    $  (5,948,536)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
      Proceeds from sale of shares
           Class A                                           $   1,739,465     $     834,848     $   2,967,667     $     725,660
           Class B                                               6,442,510         3,825,870         6,225,238         3,792,047
      Issued in reorganization of EV Traditional
       Municipals Funds
           Class A                                               1,873,786         1,672,995         2,746,315         1,141,339
      Net asset value of shares issued to
       shareholders in payment of
       distributions declared
           Class A                                                  69,652            44,261            53,614            36,731
           Class B                                               1,670,753           875,227         3,767,532         3,061,914
      Cost of shares redeemed
           Class A                                                (209,594)         (382,226)         (592,798)         (381,773)
           Class B                                             (19,308,751)       (8,004,934)      (23,745,878)      (28,186,086)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions      $  (7,722,179)    $  (1,133,959)    $  (8,578,310)    $ (19,810,168)
------------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                                   $  (6,588,527)    $  (1,079,644)    $  (7,315,865)    $ (18,799,060)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                         $ 109,379,070     $  40,786,166     $ 171,633,950     $ 148,541,504
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                               $ 102,790,543     $  39,706,522     $ 164,318,085     $ 129,742,444
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                               $    (180,526)    $      53,469     $    (315,853)    $    (245,380)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended July 31, 1998

Increase (Decrease) in Net Assets                             Minnesota Fund   New Jersey Fund  Pennsylvania Fund     Texas Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
      Net investment income                                   $   2,884,264     $  15,204,158     $  17,670,830     $     885,593
      Net realized gain                                             701,035         1,707,025         2,080,757           476,323
      Net change in unrealized appreciation
       (depreciation)                                              (236,414)        1,067,439        (7,216,085)         (276,214)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $   3,348,885     $  17,978,622     $  12,535,502     $   1,085,702
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
      From net investment income
           Class A                                            $    (163,184)    $    (457,368)    $    (348,278)    $     (18,647)
           Class B                                               (2,727,564)      (14,746,790)      (17,849,608)         (870,033)
      In excess of net investment income
           Class A                                                       --           (17,868)           (3,747)               --
           Class B                                                 (143,063)         (270,007)               --                --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $  (3,033,811)    $ (15,492,033)    $ (18,201,633)    $    (888,680)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
      Proceeds from sale of shares
           Class A                                            $   1,538,325     $   7,108,162     $   4,213,104     $      41,067
           Class B                                                3,343,605        20,260,815        17,769,330           582,852
      Issued in reorganization of EV Traditional
       Municipals Funds
           Class A                                                2,536,172         5,945,100         5,104,277           352,637
      Net asset value of shares issued to shareholders
       in payment of distributions declared
           Class A                                                   85,836           211,396           197,696            11,174
           Class B                                                1,484,893         7,689,826         8,191,410           355,409
      Cost of shares redeemed
           Class A                                                 (180,691)       (1,750,303)         (808,053)          (36,588)
           Class B                                              (10,010,256)      (59,305,679)      (66,831,364)       (5,425,673)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
 Fund share transactions                                      $  (1,202,116)    $ (19,840,683)    $ (37,267,877)    $  (4,119,122)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                    $    (887,042)    $ (17,354,094)    $ (37,829,731)    $  (3,922,100)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $  67,780,782     $ 345,079,507     $ 395,974,082     $  21,282,623
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $  66,893,740     $ 327,725,413     $ 358,144,351     $  17,360,523
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed (distributions in
 excess of) net investment income
 included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $    (138,236)    $    (484,060)    $     211,991     $      14,653
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997

Increase (Decrease) in Net Assets                                Arizona Fund     Colorado Fund    Connecticut Fund    Michigan Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                                      $   5,308,412     $   1,949,565     $   7,854,551     $   7,008,394
     Net realized gain                                                777,524           436,388           470,342            22,544
     Net change in unrealized appreciation (depreciation)           4,874,791         1,988,534         6,896,585         6,437,778
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      $  10,960,727     $   4,374,487     $  15,221,478     $  13,468,716
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Class B) --
     From net investment income                                 $  (5,284,385)    $  (1,920,578)    $  (7,825,912)    $  (7,008,394)
     In excess of net investment income                                    --                --                --           (34,246)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                             $  (5,284,385)    $  (1,920,578)    $  (7,825,912)    $  (7,042,640)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Class B) --
     Proceeds from sale of shares                               $   6,378,622     $   3,160,432     $   8,059,926     $   2,876,721
     Net asset value of shares issued to shareholders in
         payment of distributions declared                          2,001,467           959,878         4,201,749         3,546,390
     Cost of shares redeemed                                      (32,357,879)       (8,760,256)      (29,631,741)      (35,374,258)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions         $ (23,977,790)    $  (4,639,946)    $ (17,370,066)    $ (28,951,147)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                      $ (18,301,448)    $  (2,186,037)    $  (9,974,500)    $ (22,525,071)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                            $ 127,680,518     $  42,972,203     $ 181,608,450     $ 171,066,575
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $ 109,379,070     $  40,786,166     $ 171,633,950     $ 148,541,504
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $     (49,528)    $      72,147     $    (319,776)    $    (175,786)
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997


Increase (Decrease) in Net Assets                              Minnesota Fund    New Jersey Fund   Pennsylvania Fund     Texas Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                                      $   3,228,568     $  17,363,224     $  20,464,913     $   1,029,099
     Net realized gain (loss)                                          19,343         1,985,293        (1,051,109)           (6,238)
     Net change in unrealized appreciation (depreciation)           2,703,193        13,897,749        18,464,028         1,092,949
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      $   5,951,104     $  33,246,266     $  37,877,832     $   2,115,810
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Class B) --
     From net investment income                                 $  (3,186,013)    $ (17,073,929)    $ (20,078,825)    $  (1,046,385)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                             $  (3,186,013)    $ (17,073,929)    $ (20,078,825)    $  (1,046,385)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Class B) --
     Proceeds from sale of shares                               $   3,588,530     $  16,690,868     $  15,557,539     $   1,640,887
     Net asset value of shares issued to shareholders in
         payment of distributions declared                          1,654,522         8,710,206         9,150,623           396,839
     Cost of shares redeemed                                      (14,601,452)      (75,142,843)      (87,637,467)       (5,820,480)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions         $  (9,358,400)    $ (49,741,769)    $ (62,929,305)    $  (3,782,754)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                      $  (6,593,309)    $ (33,569,432)    $ (45,130,298)    $  (2,713,329)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                            $  74,374,091     $ 378,648,939     $ 441,104,380     $  23,995,952
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $  67,780,782     $ 345,079,507     $ 395,974,082     $  21,282,623
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                  $     (82,513)    $    (190,532)    $     741,627     $      18,886
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                            Arizona Fund
                                                         ---------------------------------------------------------------------------
                                                                                             Year Ended
                                                         ---------------------------------------------------------------------------
                                                                                   July 31,                                Sept. 30,
                                                         ------------------------------------------------------------     ----------
                                                               1998++           1997       1996      1995      1994*         1993
                                                         -----------------   ----------------------------------------     ----------
                                                         Class A   Class B    Class B    Class B   Class B    Class B      Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                     $10.090   $11.220   $ 10.680   $ 10.530  $ 10.390   $ 11.570     $ 10.700
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                    $ 0.499   $ 0.476   $  0.486   $  0.482  $  0.492   $  0.404     $  0.496
Net realized and unrealized gain (loss)                    0.126     0.134      0.539      0.161     0.164     (0.862)       1.076
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                      $ 0.625   $ 0.610   $  1.025   $  0.643  $  0.656   $ (0.458)    $  1.572
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.499)  $(0.476)  $ (0.485)  $ (0.488) $ (0.492)  $ (0.404)    $ (0.496)
In excess of net investment income                        (0.016)   (0.014)        --     (0.005)   (0.024)    (0.074)      (0.127)
From net realized gain                                        --        --         --         --        --     (0.233)      (0.079)
In excess of net realized gain                                --        --         --         --        --     (0.011)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      $(0.515)  $(0.490)  $ (0.485)  $ (0.493) $ (0.516)  $ (0.722)    $ (0.702)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                           $10.200   $11.340   $ 11.220   $ 10.680  $ 10.530   $ 10.390     $ 11.570
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                           6.34%     5.54%      9.85%      6.17%     6.64%     (4.16)%      15.29%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $3,498   $99,293   $109,379   $127,681  $141,859   $150,879     $135,524
Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                       0.78%     1.57%      1.58%      1.56%     1.53%      1.46%+       1.53%
     Expenses after custodian fee reduction/(2)/            0.76%     1.55%      1.57%      1.55%       --         --           --
     Net investment income                                  4.88%     4.22%      4.50%      4.49%     4.81%      4.47%+       4.42%
Portfolio Turnover/(4)/                                       --        --         --         --        --         --           39%
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ Net investment income per share was computed using average shares outstanding.
*    For the ten-month period ended July 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                        Colorado Fund
                                                          --------------------------------------------------------------------------
                                                                                         Year Ended
                                                          --------------------------------------------------------------------------
                                                                                     July 31,                              Sept. 30,
                                                          --------------------------------------------------------------   ---------
                                                                 1998            1997       1996       1995       1994*       1993
                                                          ------------------    ----------------------------------------   ---------
                                                          Class A    Class B    Class B    Class B    Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                        $ 9.920    $10.800    $10.170    $10.020    $10.010    $10.960    $10.060
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                     $ 0.507    $ 0.478    $ 0.491    $ 0.480    $ 0.494    $ 0.403    $ 0.484
Net realized and unrealized gain (loss)                     0.038      0.025      0.621      0.162      0.033     (0.880)     0.996
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                       $ 0.545    $ 0.503    $ 1.112    $ 0.642    $ 0.527    $(0.477)   $ 1.480
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                $(0.515)   $(0.483)   $(0.482)   $(0.492)   $(0.494)   $(0.403)   $(0.484)
In excess of net investment income                            --          --         --         --     (0.023)    (0.070)    (0.096)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $(0.515)   $(0.483)   $(0.482)   $(0.492)   $(0.517)   $(0.473)   $(0.580)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                            $ 9.950    $10.820    $10.800    $10.170    $10.020    $10.010    $10.960
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                            5.62%      4.74%     11.26%      6.46%      5.58%     (4.46)%    15.52%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $ 2,172    $37,535    $40,786    $42,972    $43,900    $42,085    $24,847
Ratios (As a percentage of average daily net assets):
     Net expenses/(2)(3)/                                    0.74%      1.51%      1.53%      1.49%      1.28%      1.09%+     1.00%
     Net expenses after custodian fee reduction/(2)/         0.71%      1.48%      1.49%      1.45%        --         --         --
     Net investment income                                   5.14%      4.40%      4.75%      4.69%      5.03%      4.59%+     4.49%
Portfolio Turnover/(4)/                                        --         --         --         --         --         --          3%
------------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                                         1.51%      1.43%      1.42%+     1.90%
     Expenses after custodian fee reduction/(2)/                                              1.46%       --          --         --
     Net investment income                                                                    4.67%      4.88%      4.26%+     3.60%
Net investment income per share                                                            $ 0.478    $ 0.479    $ 0.373    $ 0.387
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the ten-month period ended July 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                         Connecticut Fund
                                                          --------------------------------------------------------------------------
                                                                                           Year Ended
                                                          --------------------------------------------------------------------------
                                                                                      July 31,                             Sept. 30,
                                                          --------------------------------------------------------------   ---------
                                                                 1998++           1997       1996       1995       1994*      1993
                                                          ------------------   -----------------------------------------   ---------
                                                          Class A    Class B    Class B    Class B    Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                        $10.640   $ 10.570   $ 10.120   $  9.970   $ 10.050   $ 11.030   $ 10.270
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                     $ 0.529   $  0.438   $  0.453   $  0.452   $  0.465   $  0.388   $  0.471
Net realized and unrealized gain (loss)                     0.091      0.080      0.450      0.169     (0.037)    (0.883)     0.885
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                       $ 0.620   $  0.518   $  0.903   $  0.621   $  0.428   $ (0.495)  $  1.356
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                $(0.529)  $ (0.438)  $ (0.453)  $ (0.452)  $ (0.465)  $ (0.388)  $ (0.471)
In excess of net investment income                         (0.021)    (0.010)       --      (0.019)    (0.043)    (0.079)    (0.120)
From net realized gain                                        --         --         --         --         --      (0.018)    (0.005)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $(0.550)  $ (0.448)  $ (0.453)  $ (0.471)  $ (0.508)  $ (0.485)  $ (0.596)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                            $10.710   $ 10.640   $ 10.570   $ 10.120   $  9.970   $ 10.050   $ 11.030
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                            5.97%      4.99%      9.17%      6.30%      4.55%     (4.61)%    13.62%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $ 5,193   $159,125   $171,634   $181,608   $188,900   $188,453   $160,790
Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                        0.76%      1.59%      1.60%      1.58%      1.55%      1.43%+     1.56%
     Expenses after custodian fee reduction/(2)/             0.75%      1.58%      1.60%      1.57%        --         --         --
     Net investment income                                   4.93%      4.14%      4.45%      4.45%      4.77%      4.42%+     4.33%
Portfolio Turnover/(4)/                                        --         --         --         --         --         --         14%
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ Net investment income per share was computed using average shares outstanding.
*    For the ten-month period ended July 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                           Michigan Fund
                                                         ---------------------------------------------------------------------------
                                                                                            Year Ended
                                                         ---------------------------------------------------------------------------
                                                                                      July 31,                             Sept. 30,
                                                         ---------------------------------------------------------------   ---------
                                                               1998++             1997      1996       1995       1994*       1993
                                                         ------------------    -----------------------------------------   ---------
                                                         Class A    Class B     Class B    Class B    Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                       $ 9.750   $ 10.870    $ 10.420   $ 10.250   $ 10.210   $ 11.110   $ 10.570
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                    $ 0.474   $  0.448    $  0.460   $  0.464   $  0.486   $  0.398   $  0.480
Net realized and unrealized gain (loss)                    0.092      0.097       0.454      0.195      0.059     (0.794)     0.745
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                      $ 0.566   $  0.545    $  0.914   $  0.659   $  0.545   $ (0.396)  $  1.225
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                               $(0.496)  $ (0.448)   $ (0.462)  $ (0.481)  $ (0.486)  $ (0.398)  $ (0.480)
In excess of net investment income                           --      (0.017)     (0.002)    (0.008)    (0.019)    (0.062)    (0.114)
From net realized gain                                       --         --          --         --         --      (0.028)    (0.058)
In excess of net realized gain                               --         --          --         --         --      (0.016)    (0.033)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      $(0.496)  $ (0.465)   $ (0.464)  $ (0.489)  $ (0.505)  $ (0.504)  $ (0.685)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of year                             $ 9.820   $ 10.950    $ 10.870   $ 10.420   $ 10.250   $ 10.210   $ 11.110
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                           5.95%      5.11%       9.01%      6.50%      5.61%     (3.66)%    12.06%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                  $ 1,526   $128,216    $148,542   $171,067   $186,363   $197,082   $188,290
Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                       0.83%      1.59%       1.60%      1.61%      1.51%      1.49%+     1.54%
     Expenses after custodian fee reduction/(2)/            0.81%      1.57%       1.58%      1.60%        --         --         --
     Net investment income                                  4.85%      4.12%       4.40%      4.44%      4.84%      4.49%+     4.40%
Portfolio Turnover/(4)/                                       --         --          --         --         --         --         28%
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ Net investment income per share was computed using average shares outstanding.
*    For the ten-month period ended July 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                            Minnesota Fund
                                                           -------------------------------------------------------------------------
                                                                                              Year Ended
                                                           -------------------------------------------------------------------------
                                                                                       July 31,                            Sept. 30,
                                                           --------------------------------------------------------------  ---------
                                                                 1998++            1997       1996       1995      1994*      1993
                                                           ------------------    ----------------------------------------  ---------
                                                           Class A    Class B    Class B    Class B    Class B    Class B   Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                         $ 9.770    $10.490    $10.070    $ 9.950    $10.040    $10.910   $10.310
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      $ 0.492    $ 0.439    $ 0.466    $ 0.468    $ 0.470    $ 0.383   $ 0.473
Net realized and unrealized gain (loss)                      0.073      0.073      0.415      0.123     (0.053)    (0.788)    0.749
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                        $ 0.565    $ 0.512    $ 0.881    $ 0.591    $ 0.417    $(0.405)  $ 1.222
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                 $(0.515)   $(0.439)   $(0.461)   $(0.468)   $(0.470)   $(0.383)  $(0.473)
In excess of net investment income                             --      (0.023)       --      (0.003)    (0.037)    (0.073)   (0.125)
From net realized gain                                         --         --         --         --         --      (0.009)      --
In excess of net realized gain                                 --         --         --         --         --         --     (0.024)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $(0.515)   $(0.462)   $(0.461)   $(0.471)   $(0.507)   $(0.465)  $(0.622)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of year                               $ 9.820    $10.540    $10.490    $10.070    $ 9.950    $10.040   $10.910
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                             5.94%      4.99%      9.01%      6.00%      4.41%     (3.81)%   12.28%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                    $ 3,995    $62,899    $67,781    $74,374    $78,970    $79,223   $68,004
Ratios (As a percentage of average daily net assets):
     Net expenses/(2)(3)/                                     0.73%      1.58%      1.58%      1.56%      1.52%      1.54%+    1.59%
     Net expenses after custodian fee reduction/(2)/          0.71%      1.56%      1.55%      1.54%       --         --        --
     Net investment income                                    5.03%      4.19%      4.62%      4.63%      4.80%      4.38%+    4.38%
Portfolio Turnover/(4)/                                        --         --         --         --         --         --         16%
------------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                                                                          1.61%
     Net investment income                                                                                                     4.37%
Net investment income per share                                                                                             $ 0.472
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ Net investment income per share was computed using average shares outstanding.
*    For the ten-month period ended July 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                       New Jersey Fund
                                                          --------------------------------------------------------------------------
                                                                                          Year Ended
                                                          --------------------------------------------------------------------------
                                                                                     July 31,                              Sept. 30,
                                                          --------------------------------------------------------------   ---------
                                                                1998++            1997       1996       1995      1994*      1993
                                                          ------------------   -----------------------------------------   ---------
                                                          Class A    Class B    Class B    Class B    Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                        $10.530   $ 10.940   $ 10.440   $ 10.360   $ 10.410   $ 11.350   $ 10.680
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                     $ 0.558   $  0.491   $  0.506   $  0.505   $  0.505   $  0.421   $  0.514
Net realized and unrealized gain (loss)                     0.082      0.089      0.493      0.084     (0.009)    (0.836)     0.841
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                       $ 0.640   $  0.580   $  0.999   $  0.589   $  0.496   $ (0.415)  $  1.355
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                $(0.558)  $ (0.491)  $ (0.499)  $ (0.505)  $ (0.505)  $ (0.421)  $ (0.514)
In excess of net investment income                         (0.022)    (0.009)        --     (0.004)    (0.035)    (0.075)    (0.112)
From net realized gain                                         --         --         --         --         --     (0.029)    (0.059)
In excess of net realized gain                                 --         --         --         --     (0.006)        --         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $(0.580)  $ (0.500)  $ (0.499)  $ (0.509)  $ (0.546)  $ (0.525)  $ (0.685)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of year                              $10.590   $ 11.020   $ 10.940   $ 10.440   $ 10.360   $ 10.410   $ 11.350
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                            6.24%      5.41%      9.85%      5.74%      5.04%     (3.77)%    13.15%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $11,570   $316,155   $345,080   $378,649   $404,861   $420,117   $395,421
Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                        0.77%      1.61%      1.59%      1.57%      1.53%      1.48%+     1.56%
     Expenses after custodian fee reduction/(2)/             0.75%      1.59%      1.57%      1.56%        --         --         --
     Net investment income                                   5.25%      4.48%      4.82%      4.80%      4.97%      4.64%+     4.66%
Portfolio Turnover/(4)/                                        --         --         --         --         --         --         20%
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ Net investment income per share was computed using average shares outstanding.
*    For the ten-month period ended July 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                      Pennsylvania Fund
                                                          --------------------------------------------------------------------------
                                                                                         Year Ended
                                                          --------------------------------------------------------------------------
                                                                                     July 31,                              Sept. 30,
                                                          -------------------------------------------------------------    ---------
                                                                 1998             1997      1996      1995       1994*        1993
                                                          ------------------   ----------------------------------------    ---------
                                                          Class A    Class B    Class B   Class B   Class B     Class B     Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                        $10.550   $ 10.900   $ 10.430  $ 10.320  $ 10.340    $ 11.310    $ 10.650
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                     $ 0.578   $  0.506   $  0.522  $  0.512  $  0.507    $  0.422    $  0.520
Net realized and unrealized gain (loss)                    (0.143)    (0.156)     0.458     0.108     0.004++    (0.841)      0.794
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                       $ 0.435   $  0.350   $  0.980  $  0.620  $  0.511    $ (0.419)   $  1.314
------------------------------------------------------------------------------------------------------------------------------------


Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                $(0.578)  $ (0.520)  $ (0.510) $ (0.510) $ (0.507)   $ (0.422)   $ (0.520)
In excess of net investment income                         (0.007)       --         --        --     (0.024)     (0.069)     (0.115)
From net realized gain                                        --         --         --        --        --       (0.042)     (0.019)
In excess of net realized gain                                --         --         --        --        --       (0.018)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $(0.585)  $ (0.520)  $ (0.510) $ (0.510) $ (0.531)   $ (0.551)   $ (0.654)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of year                              $10.400   $ 10.730   $ 10.900  $ 10.430  $ 10.320    $ 10.340    $ 11.310
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                            4.17%      3.23%      9.66%     6.08%     5.24%      (3.84)%     12.76%
------------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                   $ 8,552   $349,593   $395,974  $441,104  $495,856    $530,115    $499,601
Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                        0.74%      1.59%      1.61%     1.58%     1.51%       1.46%+      1.56%
     Expenses after custodian fee reduction/(2)/             0.70%      1.55%      1.56%     1.54%      --          --          --
     Net investment income                                   5.40%      4.63%      4.93%     4.89%     5.04%       4.68%+      4.70%
Portfolio Turnover/(4)/                                       --         --         --        --        --          --            6%
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
*    For the ten-month period ended July 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                          Texas Fund
                                                           -------------------------------------------------------------------------
                                                                                          Year Ended
                                                           -------------------------------------------------------------------------
                                                                                    July 31,                               Sept. 30,
                                                           ------------------------------------------------------------    ---------
                                                                  1998           1997       1996       1995       1994*      1993
                                                           -----------------   ------------------    ------------------    ---------
                                                           Class A   Class B   Class B    Class B    Class B    Class B    Class B
------------------------------------------------------------------------------------------------------------------------------------
Net asset value--Beginning of year                         $ 9.770   $10.960   $10.440    $10.280    $10.210    $11.110    $10.450
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                      $ 0.515   $ 0.496   $ 0.489    $ 0.492    $ 0.532    $ 0.436    $ 0.515
Net realized and unrealized gain (loss)                      0.110     0.120     0.526      0.177      0.084     (0.824)     0.787
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                        $ 0.625   $ 0.616   $ 1.015    $ 0.669    $ 0.616    $(0.388)   $ 1.302
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                 $(0.505)  $(0.496)  $(0.495)   $(0.509)   $(0.532)   $(0.436)   $(0.515)
In excess of net investment income                             --        --        --         --      (0.014)    (0.076)    (0.106)
In excess of net realized gain                                 --        --        --         --         --         --      (0.021)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        $(0.505)  $(0.496)  $(0.495)   $(0.509)   $(0.546)   $(0.512)   $(0.642)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value--End of year                               $ 9.890   $11.080   $10.960    $10.440    $10.280    $10.210    $11.110
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                             6.55%     5.74%    10.00%      6.60%      6.36%     (3.65)%    12.90%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                    $   373   $16,988   $21,283    $23,996    $27,762    $26,677    $16,338
Ratios (As a percentage of average daily net assets):
     Net expenses/(2)(3)/                                     0.72%     1.49%     1.57%      1.43%      0.99%      0.82%+     1.06%
     Net expenses after custodian fee reduction/(2)/          0.69%     1.46%     1.55%      1.39%       --         --         --
     Net investment income                                    5.22%     4.50%     4.61%      4.70%      5.29%      4.81%+     4.67%
Portfolio Turnover/(4)/                                        --        --        --         --         --         --           7%
------------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                                        1.53%      1.44%      1.67%+     2.55%
     Expenses after custodian fee reduction/(2)/                                             1.49%        --         --         --
     Net investment income                                                                   4.60%      4.84%      3.96%+     3.18%

Net investment income per share                                                            $0.482     $0.487     $0.359     $0.350
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the ten-month period ended July 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
/(2)/Includes the Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.
/(4)/Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover rate for the period since the Fund transferred all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.


                       See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS


1    Significant Accounting Policies
     ---------------------------------------------------------------------------
     Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-nine Funds, eight of which, each non-diversified, are included in these financial statements. They include Eaton Vance Arizona Municipals Fund ("Arizona Fund"), Eaton Vance Colorado Municipals Fund ("Colorado Fund"), Eaton Vance Connecticut Municipals Fund ("Connecticut Fund"), Eaton Vance Michigan Municipals Fund ("Michigan Fund"), Eaton Vance Minnesota Municipals Fund ("Minnesota Fund"), Eaton Vance New Jersey Municipals Fund ("New Jersey Fund"), Eaton Vance Pennsylvania Municipals Fund ("Pennsylvania Fund") and Eaton Vance Texas Municipals Fund ("Texas Fund"). The Funds offer two classes of shares. Class A shares are sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a declining contingent deferred sales charge (See Note
     6). All classes of shares have equal rights to assets and voting privileges. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Arizona Fund invests its assets in the Arizona Municipals Portfolio, the Colorado Fund invests its assets in the Colorado Municipals Portfolio, the Connecticut Fund invests its assets in the Connecticut Municipals Portfolio, the Michigan Fund invests its assets in the Michigan Municipals Portfolio, the Minnesota Fund invests its assets in the Minnesota Municipals Portfolio, the New Jersey Fund invests its assets in the New Jersey Municipals Portfolio, the Pennsylvania Fund invests its assets in the Pennsylvania Municipals Portfolio and the Texas Fund invests its assets in the Texas Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (approximately 100% at July 31, 1998 for each Fund). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

     B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

     C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At July 31, 1998, the Funds, for federal income tax purposes, had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. A portion of such capital loss carryovers were acquired through the Fund Reorganization (see Note 8) and may be subject to certain limitations. The amounts and expiration dates of the capital loss carryovers are as follows:

       Fund                       Amount                   Expires
     ---------------------------------------------------------------------------
       Arizona Fund               $ 2,085,083              July 31, 2004

       Colorado Fund                1,589,426              July 31, 2004

       Connecticut Fund                91,011              July 31, 2005
                                    5,029,576              July 31, 2004
                                      169,562              July 31, 2003

       Michigan Fund                  315,466              July 31, 2005
                                    1,357,114              July 31, 2004
                                       35,940              July 31, 2003

       Minnesota Fund                 329,867              July 31, 2005
                                    3,644,076              July 31, 2004

Eaton Vance Municipals Funds as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


       Fund                           Amount                   Expires
       -------------------------------------------------------------------------
       New Jersey Fund                $    23,676              July 31, 2005
                                       13,303,402              July 31, 2004
                                               92              July 31, 2002

       Pennsylvania Fund                1,933,493              July 31, 2005
                                       12,988,102              July 31, 2004
                                          346,419              July 31, 2003


       Texas Fund                          87,793              July 31, 2005
                                          375,605              July 31, 2004

     Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

     D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

     E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the Statement Of Operations.

     F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     G Other -- Investment transactions are accounted for on a trade date basis.

2    Distributions to Shareholders
     ---------------------------------------------------------------------------
     The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

     The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended July 31, 1998, the following reclassifications were made due to permanent differences between book and tax accounting for reallocation of gain/loss:


     Connecticut Fund                                                     Increase/(Decrease)
     ----------------------------------------------------------------------------------------
     Accumulated undistributed (distributions in excess of)
       net investment income                                                 $  (166,050)

     Accumulated net realized gain (loss) on investments
       from Portfolio                                                            134,417

      Paid-in capital                                                             31,633

      Michigan Fund
    ----------------------------------------------------------------------------------------
      Accumulated undistributed (distributions in excess of)
       net investment income                                                 $  (139,344)

      Paid-in capital                                                            139,344

      Minnesota Fund
    ----------------------------------------------------------------------------------------
      Accumulated undistributed (distributions in excess of)
       net investment income                                                 $   (83,398)

      Paid-in capital                                                             83,398

Eaton Vance Municipals Funds as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


       New Jersey Fund
--------------------------------------------------------------------------------
       Accumulated net realized gain (loss) on investments
         from Portfolio                                               $  62,436

       Paid-in capital                                                 (62,436)

       Pennsylvania Fund
--------------------------------------------------------------------------------
       Accumulated net realized gain (loss) on investments
         from Portfolio                                               $  55,313

       Paid-in capital                                                 (55,313)

     Net investment income, net realized gains, and net assets were not affected by these reclassifications.

     The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1999, and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

3    Shares of Beneficial Interest
     ---------------------------------------------------------------------------
     The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Fund shares were as follows:

                                                      Arizona Fund
                                     -------------------------------------------
                                           Year Ended             Year Ended
                                           July 31, 1998          July 31, 1997
                                     -------------------------------------------
                                        Class A       Class B         Class B
--------------------------------------------------------------------------------
Sales                                   170,891        569,460        587,035

Issued to shareholders electing
 to receive payments of
 distributions in Fund shares             6,850        147,910        184,561

Redemptions                             (20,568)    (1,710,682)    (2,984,656)

Issued to EV Traditional
 Municipals Fund shareholders
                                        185,763             --             --
--------------------------------------------------------------------------------
Net increase (decrease)                 342,936       (993,312)    (2,213,060)
--------------------------------------------------------------------------------

                                                    Colorado Fund
                                     -------------------------------------------
                                             Year Ended           Year Ended
                                             July 31, 1998        July 31, 1997
                                     -------------------------------------------
                                        Class A       Class B       Class B
--------------------------------------------------------------------------------
Sales                                    83,490       352,856       305,999

Issued to shareholders electing
 to receive payments of
 distributions in Fund shares             4,447        80,757        92,921

 Redemptions                            (38,178)     (740,698)     (847,903)

Issued to EV Traditional
 Municipals Fund shareholders           168,584            --            --
--------------------------------------------------------------------------------
Net increase (decrease)                 218,343      (307,085)     (448,983)
--------------------------------------------------------------------------------


                                                   Connecticut Fund
                                     -------------------------------------------
                                            Year Ended            Year Ended
                                            July 31, 1998         July 31, 1997
                                     -------------------------------------------
                                        Class A        Class B        Class B
--------------------------------------------------------------------------------
Sales                                   277,244        585,923        785,303

Issued to shareholders electing
 to receive payments of
 distributions in Fund shares             5,014        355,118        410,380

Redemptions                             (55,247)    (2,227,088)    (2,893,701)

Issued to EV Traditional
 Municipals Fund shareholders           258,003             --             --
--------------------------------------------------------------------------------
Net increase (decrease)                 485,014     (1,286,047)    (1,698,018)
--------------------------------------------------------------------------------


                                                    Michigan Fund
                                     -------------------------------------------
                                             Year Ended            Year Ended
                                             July 31, 1998         July 31, 1997
                                     -------------------------------------------
                                         Class A       Class B        Class B
--------------------------------------------------------------------------------
Sales                                    73,709        348,116        273,591

Issued to shareholders electing
 to receive payments of
 distributions in Fund shares             3,759        280,699        336,586

Redemptions                             (39,094)    (2,585,944)    (3,360,285)

Issued to EV Traditional
 Municipals Fund shareholders           117,072             --             --
--------------------------------------------------------------------------------
Net increase (decrease)                 155,446     (1,957,129)    (2,750,108)
--------------------------------------------------------------------------------

Eaton Vance Municipals Funds as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D



                                                   Minnesota Fund
                                     -------------------------------------------
                                            Year Ended             Year Ended
                                            July 31, 1998          July 31, 1997
                                     -------------------------------------------
                                        Class A        Class B        Class B
--------------------------------------------------------------------------------
Sales                                   157,027        318,574        354,478

Issued to shareholders electing
 to receive payments of
 distributions in Fund shares             8,777        141,435        163,187

Redemptions                             (18,523)      (954,723)    (1,442,543)

Issued to EV Traditional
 Municipal Fund shareholders            259,560             --             --
--------------------------------------------------------------------------------
Net increase (decrease)                 406,841       (494,714)      (924,878)
--------------------------------------------------------------------------------


                                                   New Jersey Fund
                                    --------------------------------------------
                                             Year Ended            Year Ended
                                             July 31, 1998         July 31, 1997
                                    --------------------------------------------
                                         Class A       Class B        Class B
--------------------------------------------------------------------------------
Sales                                    672,700      1,840,820      1,576,459

Issued to shareholders electing
 to receive payments of
 distributions in Fund shares             19,995        700,002        824,152

Redemptions                             (165,010)    (5,394,350)    (7,114,631)

Issued to EV Traditional
 Municipal Fund shareholders             564,820             --             --
--------------------------------------------------------------------------------
Net increase (decrease)                1,092,505     (2,853,528)    (4,714,020)
--------------------------------------------------------------------------------


                                                   Pennsylvania Fund
                                    --------------------------------------------
                                             Year Ended           Year Ended
                                             July 31, 1998        July 31, 1997
                                    --------------------------------------------
                                         Class A       Class B       Class B
--------------------------------------------------------------------------------
Sales                                   396,676      1,626,734      1,471,266

Issued to shareholders electing
 to receive payments of
 distributions in Fund shares            18,652        749,510        853,998

Redemptions                             (76,420)    (6,125,607)    (8,289,968)

Issued to EV Traditional
 Municipal Fund shareholders            483,677             --             --
--------------------------------------------------------------------------------
Net increase (decrease)                 822,585     (3,749,363)    (5,964,704)
--------------------------------------------------------------------------------


                                                     Texas Fund
                                    --------------------------------------------
                                              Year Ended           Year Ended
                                              July 31, 1998        July 31, 1997
                                    --------------------------------------------
                                          Class A       Class B       Class B
--------------------------------------------------------------------------------
Sales                                      4,222        52,970       156,332

Issued to shareholders electing
 to receive payments of
 distributions in Fund shares              1,137        32,250        37,478

Redemptions                               (3,768)     (493,571)     (549,906)

Issued to EV Traditional
 Municipal Fund shareholders              36,091            --            --
--------------------------------------------------------------------------------
Net increase (decrease)                   37,682      (408,351)     (356,096)
--------------------------------------------------------------------------------

4    Transactions with Affiliates
     ---------------------------------------------------------------------------
     Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. Certain of the officers and Trustees of the Funds and the Portfolios are officers and directors/trustees of the above organizations. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment adviser fee earned by BMR. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $3,065, $2,093, $4,474, $1,223, $3,362, $14,721, $3,848 and $97
     from the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund, respectively, as its portion of the sales charge on sales of Class A shares for the year ended July 31, 1998.

5    Distribution and Service Plans
     ---------------------------------------------------------------------------
     Each Fund has adopted a distribution plan (Class B Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (Class A Plans) (collectively, the Plans). The Plans require the Class B shares to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of each Fund's Class B daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges,

Eaton Vance Municipals Funds as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


     which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (Note 6) and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Class B and, accordingly, reduces the Class B's net assets. For the year ended July 31, 1998, the Class B shares of the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund paid $775,844, $289,494, $1,240,622, $1,035,452, $488,671, $2,470,627,
     $2,809,571 and $144,546, respectively, to EVD, representing 0.75% of each Fund's Class B average daily net assets. At July 31, 1998, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plans for Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund were approximately $2,696,000, $1,365,000, $4,469,000, $2,875,000, $1,711,000, $7,150,000,
     $8,506,000 and $413,000, respectively.

     In addition, the Plans also authorize each class to make payments of service fees to EVD, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets attributable to Class A and Class B shares for any fiscal year. The Trustees have initially implemented the Plans by authorizing each class to make quarterly payments of service fees to EVD and Authorized Firms in amounts not expected to exceed 0.20% per annum of each Fund's average daily net assets attributable to both Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. For the year ended July 31, 1998, Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund paid or accrued service fees to or payable to EVD in the amount of $4,294, $3,180, $4,490, $2,027, $3,076, $9,742, $6,450 and $655,
     respectively, for Class A shares, and $200,347, $71,458, $326,951, $280,420, $122,567, $631,915, $731,658 and $35,927, respectively, for Class
     B shares. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by each Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

     Certain officers and Trustees of the Funds are officers or directors of EVD.

6    Contingent Deferred Sales Charge
     ---------------------------------------------------------------------------
     A contingent deferred sales charge (CDSC) is imposed on any redemption of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gains distributions. The CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on Class B shares which have been sold to EVD or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B Distribution Plan (see Note
     5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $302,000, $159,000, $317,000, $258,000, $142,000, $632,000, $669,000 and $66,000 of CDSC paid by Class B shareholders of Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund, Pennsylvania Fund and Texas Fund, respectively, for the year ended July 31, 1998.

7    Investment Transactions
     ---------------------------------------------------------------------------
     Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended July 31, 1998 were as follows:

     Arizona Fund
     ---------------------------------------------------------------------------
     Increases                                                $  8,495,182
     Decreases                                                 (24,750,363)

     Colorado Fund
     ---------------------------------------------------------------------------
     Increases                                                $  4,707,201
     Decreases                                                  (9,834,162)

     Connecticut Fund
     ---------------------------------------------------------------------------
     Increases                                                $  9,761,887
     Decreases                                                 (29,880,364)

     Michigan Fund
     ---------------------------------------------------------------------------
     Increases                                                $  5,251,473
     Decreases                                                 (33,701,520)

     Minnesota Fund
     ---------------------------------------------------------------------------
     Increases                                                $  4,912,748
     Decreases                                                 (12,679,645)

Eaton Vance Municipals Funds as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D

     New Jersey Fund
     ---------------------------------------------------------------------------
     Increases                                                $ 28,452,460
     Decreases                                                 (74,018,070)

     Pennsylvania Fund
     ---------------------------------------------------------------------------
     Increases                                                $ 23,151,071
     Decreases                                                 (82,338,942)

     Texas Fund
     ---------------------------------------------------------------------------
     Increases                                                 $   710,511
     Decreases                                                  (5,848,716)

8    Transfer of Assets
     ---------------------------------------------------------------------------
     On August 1, 1997, EV Marathon Arizona Municipals Fund, EV Marathon Colorado Municipals Fund, EV Marathon Connecticut Municipals Fund, EV Marathon Michigan Municipals Fund, EV Marathon Minnesota Municipals Fund, EV Marathon New Jersey Municipals Fund, EV Marathon Pennsylvania Municipals Fund and EV Marathon Texas Municipals Fund acquired the net assets of EV Traditional Arizona Municipals Fund, EV Traditional Colorado Municipals Fund, EV Traditional Connecticut Municipals Fund, EV Traditional Michigan Municipals Fund, EV Traditional Minnesota Municipals Fund, EV Traditional New Jersey Municipals Fund, EV Traditional Pennsylvania Municipals Fund and EV Traditional Texas Municipals Fund, respectively, pursuant to an Agreement and Plan of Reorganization dated June 23, 1997. In accordance with the agreement, the Funds, at the closing, issued Class A shares as follows:

                              Class A shares  Aggregate value    Net asset value
      Fund                        issued      of shares issued      per share
      --------------------------------------------------------------------------
      Arizona Fund               185,763        $1,873,786           $10.09
      Colorado Fund              168,584         1,672,995             9.92
      Connecticut Fund           258,003         2,746,315            10.64
      Michigan Fund              117,072         1,141,339             9.75
      Minnesota Fund             259,560         2,536,172             9.77
      New Jersey Fund            564,820         5,945,100            10.53
      Pennsylvania Fund          483,677         5,104,277            10.55
      Texas Fund                  36,091           352,637             9.77

     The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The net assets acquired, including unrealized appreciation at the date of the transaction were as follows:


     Fund                       Acquired net assets      Unrealized appreciation
     ---------------------------------------------------------------------------
     Arizona Fund                   $1,873,786                  $105,967
     Colorado Fund                   1,672,995                   154,386
     Connecticut Fund                2,746,315                   148,370
     Michigan Fund                   1,141,339                   105,076
     Minnesota Fund                  2,536,172                   208,144
     New Jersey Fund                 5,945,100                   282,362
     Pennsylvania Fund               5,104,277                   214,513
     Texas Fund                        352,637                    12,509

     Directly after the merger, the combined net assets of the Funds and the net asset value of Class A shares and Class B shares were as follows:

                                                     Class A         Class B
                                                net asset value  net asset value
     Fund                 Combined net assets      per share        per share
     ---------------------------------------------------------------------------
     Arizona Fund            $ 111,252,856          $ 10.09         $ 11.22
     Colorado Fund              42,459,161             9.92           10.80
     Connecticut Fund          174,380,265            10.64           10.57
     Michigan Fund             149,682,843             9.75           10.87
     Minnesota Fund             70,316,954             9.77           10.49
     New Jersey Fund           351,024,607            10.53           10.94
     Pennsylvania Fund         401,078,359            10.55           10.90
     Texas Fund                 21,635,260             9.77           10.96

9    Name Change
     ---------------------------------------------------------------------------
     Effective August 1, 1997, the EV Marathon Arizona Municipals Fund, EV Marathon Colorado Municipals Fund, EV Marathon Connecticut Municipals Fund, EV Marathon Michigan Municipals Fund, EV Marathon Minnesota Municipals Fund, EV Marathon New Jersey Municipals Fund, EV Marathon Pennsylvania Municipals Fund and EV Marathon Texas Municipals Fund changed their respective names to Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund, Eaton Vance Pennsylvania Municipals Fund and Eaton Vance Texas Municipals Fund.

Eaton Vance Municipals Funds as of July 31, 1998

INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders of
Eaton Vance Municipals Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund, Eaton Vance Pennsylvania Municipals Fund and Eaton Vance Texas Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of July 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1998 and 1997 and financial highlights for each of the years in the four year period ended July 31, 1998, the ten months ended July 31, 1994 and the year ended September 30, 1993. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of Eaton Vance Municipals Trust at July 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                         DELOITTE & TOUCHE LLP
                                         Boston, Massachusetts
                                         September 4, 1998

Arizona Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
        Standard    (000's
Moody's & Poor's    omitted)      Security                                       Value
----------------------------------------------------------------------------------------------

Assisted Living -- 1.8%
----------------------------------------------------------------------------------------------
NR      NR          $1,800        Arizona HFA, (Care Institute, Inc.-
                                  Mesa), 7.625%, 1/1/26                          $ 1,877,868
----------------------------------------------------------------------------------------------
                                                                                 $ 1,877,868
----------------------------------------------------------------------------------------------

Education -- 3.4%
----------------------------------------------------------------------------------------------
NR      NR          $2,000        Arizona Educational Loan Marketing
                                  Corp., (AMT), 6.30%, 12/1/08                   $ 2,141,740
A1      AA           1,250        University of Arizona,
                                  6.25%, 6/1/11                                    1,354,138
----------------------------------------------------------------------------------------------
                                                                                 $ 3,495,878
----------------------------------------------------------------------------------------------

Electric Utilities -- 13.2%
----------------------------------------------------------------------------------------------
Ba2     BB+         $3,500        Maricopa County, Pollution Control,
                                  6.375%, 8/15/23                                $ 3,697,539
Baa1    A-           4,300        Navajo County, Pollution Control,
                                  5.875%, 8/15/28                                  4,413,132
B2      B            1,000        Pima County, IDA, (Tucson Electric
                                  Power Co.), 6.00%, 9/1/29                        1,011,090
Baa1    BBB+           370        Puerto Rico Electric Power Authority,
                                  7.125%, 7/1/14                                     385,880
A       A+           1,000        Puerto Rico Telephone Authority,
                                  Variable Rate, 1/1/20/(1)/                       1,105,850
Aa2     AA           2,000        Salt River Project Agricultural
                                  Improvement and Power District,
                                  5.00%, 1/1/20                                    1,970,200
Aa2     AA             820        Salt River Project Agricultural
                                  Improvement and Power District,
                                  6.25%, 1/1/27                                      879,434
-----------------------------------------------------------------------------------------------
                                                                                 $13,463,125
-----------------------------------------------------------------------------------------------

Escrowed/Prerefunded -- 19.4%
-----------------------------------------------------------------------------------------------
NR      AAA         $1,000        Glendale, IDA, Prerefunded to
                                  7/1/05, 7.125%, 7/1/20                         $ 1,175,530
Baa1    BBB-         1,000        Maricopa County, (Sun Health
                                  Corp.), Prerefunded to 4/1/02,
                                  8.125%, 4/1/12                                   1,150,850
NR      NR           2,250        Maricopa County, IDA, (Greenery
                                  Apartments), Escrowed to Maturity,
                                  6.625%, 7/1/26                                   2,607,143
NR      NR           3,000        Maricopa County, IDA, (Place Five
                                  and The Greenery), Escrowed to
                                  Maturity, 6.625%, 1/1/27                         3,485,910
NR      NR           1,250        Maricopa County, IDA, (Place Five
                                  and The Greenery), Escrowed to
                                  Maturity, 8.625%, 1/1/11                         1,642,850
Aaa     AAA          7,500        Maricopa County, Single Family
                                  Mortgage, Escrowed to Maturity,
                                  0.00%, 2/1/16                                    3,096,225
Aaa     AAA          1,750        Phoenix, Civic Improvement Excise
                                  Tax, (MBIA), Prerefunded to
                                  7/1/04, 6.60%, 7/1/08                            1,983,468
Aaa     AAA          6,500        Phoenix, IDA, Single Family,
                                  Escrowed to Maturity,
                                  0.00%, 12/1/14                                   2,892,110
NR      AAA          1,500        Puerto Rico, "RIBS", (AMBAC),
                                  Variable Rate, Prerefunded to
                                  7/1/02, 7/1/15/(1)//(2)/                         1,731,615
-----------------------------------------------------------------------------------------------
                                                                                 $19,765,701
-----------------------------------------------------------------------------------------------

General Obligations -- 3.6%
-----------------------------------------------------------------------------------------------
Baa1    A           $1,125        Puerto Rico, 0.00%, 7/1/17                     $   428,366
NR      A            2,000        Tatum Ranch, 6.875%, 7/1/16                      2,234,120
Aa3     AA           1,000        Tucson, 5.375%, 7/1/21                           1,048,670
-----------------------------------------------------------------------------------------------
                                                                                 $ 3,711,156
-----------------------------------------------------------------------------------------------

Hospitals -- 3.5%
-----------------------------------------------------------------------------------------------
NR      BBB         $1,130        Arizona HFA, (Phoenix Memorial
                                  Hospital), 8.125%, 6/1/12                      $ 1,218,558
NR      BBB          1,250        Arizona HFA, (Phoenix Memorial
                                  Hospital), 8.20%, 6/1/21/(3)/                    1,350,400
NR      NR             895        Winslow, IDA, (Winslow Memorial
                                  Hospital), 9.50%, 6/1/22                         1,026,628
-----------------------------------------------------------------------------------------------
                                                                                 $ 3,595,586
-----------------------------------------------------------------------------------------------

Housing -- 5.2%
-----------------------------------------------------------------------------------------------
NR      A           $2,000        Maricopa County, IDA, (Laguna Point
                                  Apartments), 6.75%, 7/1/19                     $ 2,168,920
NR      NR           1,000        Maricopa County, IDA, (National
                                  Health Facilities II),
                                  6.375%, 1/1/19                                   1,000,330
NR      AA           1,000        Phoenix, (Woodstone and Silver
                                  Springs Apartments), (Asset
                                  Guaranty), 6.25%, 4/1/23                         1,042,430
NR      AAA          1,000        Tempe, IDA, (Quadrangle Village
                                  Apartments), 6.25%, 6/1/26                       1,043,880
-----------------------------------------------------------------------------------------------
                                                                                 $ 5,255,560
-----------------------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 11.7%
-----------------------------------------------------------------------------------------------
A1      NR          $1,000        Casa Grande, Pollution Control, (Frito
                                  Lay, Inc.), 6.60%, 12/1/10                     $ 1,093,810
-----------------------------------------------------------------------------------------------


                       See notes to financial statements

Arizona Municipals Portfolio  as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
        Standard    (000's
Moody's & Poor's    omitted)      Security                                        Value
----------------------------------------------------------------------------------------------

Industrial Development Revenue/
Pollution Control Revenue (continued)
----------------------------------------------------------------------------------------------
NR      BBB-        $2,000        Coconino County, Pollution Control,
                                  (Nevada Power Co.), (AMT),
                                  5.80%, 11/1/32                                  $ 2,039,540
Baa2    BBB          2,000        Gila County, IDA, (Asarco, Inc.),
                                  5.55%, 1/1/27                                     2,020,120
A2      A            1,000        Greenlee County, Pollution Control,
                                  (Phelps Dodge Corp.),
                                  5.45%, 6/1/09                                     1,031,740
Ba1     BB+            500        Maricopa County, Pollution Control,
                                  (Public Service Co.),
                                  5.75%, 11/1/22                                      509,290
Baa3    BBB-         2,950        Puerto Rico Port Authority, (American
                                  Airlines), (AMT), 6.25%, 6/1/26                   3,189,393
NR      AA-          2,000        Yavapai County, IDA, (Citizens
                                  Utilities Co.), (AMT), 5.45%, 6/1/33              1,998,280
-----------------------------------------------------------------------------------------------
                                                                                  $11,882,173
-----------------------------------------------------------------------------------------------

Insured-Electric Utilities -- 3.0%
-----------------------------------------------------------------------------------------------
Aaa     AAA         $2,715        Pima County, (Irvington Power),
                                  (FGIC), 7.25%, 7/15/10                          $ 3,020,030
-----------------------------------------------------------------------------------------------
                                                                                  $ 3,020,030
-----------------------------------------------------------------------------------------------

Insured-General Obligations -- 2.2%
-----------------------------------------------------------------------------------------------
Aaa     AAA         $1,000        Puerto Rico, (FSA), Variable
                                  Rate, 7/1/22/(1)//(2)/                          $ 1,136,250
Aaa     AAA          1,000        Puerto Rico, Variable Rate,
                                  (FSA), 7/1/20/(1)/                                1,121,250
-----------------------------------------------------------------------------------------------
                                                                                  $ 2,257,500
-----------------------------------------------------------------------------------------------

Insured-Hospitals -- 11.9%
-----------------------------------------------------------------------------------------------
Aaa     AAA         $2,000        Maricopa County, (Samaritan
                                  Health), (MBIA), 7.00%, 12/1/16                 $ 2,487,360
Aaa     AAA          2,000        Maricopa County, Hospital District
                                  No. 1, (FGIC), 6.125%, 6/1/15                     2,144,760
Aaa     AAA          2,000        Mohave County, (Kingman Regional
                                  Medical Center), (FGIC),
                                  6.50%, 6/1/15                                     2,159,780
Aaa     AAA          1,000        Pima County, (Carondelet Health
                                  Care Corp.), (MBIA),
                                  5.25%, 7/1/12                                     1,049,410
Aaa     AAA          1,000        Pima County, (Carondolet Health
                                  Care Corp.), (MBIA),
                                  5.25%, 7/1/11                                     1,054,250
Aaa     AAA          1,500        Pima County, (Tucson Medical
                                  Center), (MBIA), 6.375%, 4/1/12                   1,618,140
Aaa     AAA          1,500        Scottsdale, IDA, (Scottsdale
                                  Memorial Hospital), (AMBAC),
                                  6.125%, 9/1/17                                    1,634,730
-----------------------------------------------------------------------------------------------
                                                                                  $12,148,430
-----------------------------------------------------------------------------------------------

Insured-Housing -- 2.6%
-----------------------------------------------------------------------------------------------
Aaa     AAA         $2,500        Maricopa County, IDA, Multifamily,
                                  (National Health Facilities II), (FSA),
                                  5.50%, 1/1/24                                   $ 2,638,075
-----------------------------------------------------------------------------------------------
                                                                                  $ 2,638,075
-----------------------------------------------------------------------------------------------

Insured-Water and Sewer -- 1.1%
-----------------------------------------------------------------------------------------------
Aaa     AAA         $1,000        Chandler, Water and Sewer, (FGIC),
                                  6.25%, 7/1/13                                   $ 1,084,600
-----------------------------------------------------------------------------------------------
                                                                                  $ 1,084,600
-----------------------------------------------------------------------------------------------

Miscellaneous Health Care -- 1.0%
-----------------------------------------------------------------------------------------------
NR      NR          $1,000        Coconino County, IDA, Health Care
                                  Insurance, (Guidance Center, Inc.),
                                  5.80%, 6/1/11                                   $ 1,001,840
-----------------------------------------------------------------------------------------------
                                                                                  $ 1,001,840
-----------------------------------------------------------------------------------------------

Pooled Loans -- 3.8%
-----------------------------------------------------------------------------------------------
Aa2     NR          $2,000        Arizona Educational Loan Marketing
                                  Corp., (AMT), 6.25%, 6/1/06                     $ 2,191,440
A       NR           1,500        Arizona Student Loan Acquisition
                                  Authority, (AMT),
                                  7.625%, 5/1/10                                    1,659,075
-----------------------------------------------------------------------------------------------
                                                                                  $ 3,850,515
-----------------------------------------------------------------------------------------------

Special Tax Revenue -- 0.8%
-----------------------------------------------------------------------------------------------
NR      NR          $  750        Virgin Islands Public Finance
                                  Authority, 7.25%, 10/1/18                       $   853,028
-----------------------------------------------------------------------------------------------
                                                                                  $   853,028
-----------------------------------------------------------------------------------------------

Transportation -- 6.1%
-----------------------------------------------------------------------------------------------
NR      BBB         $3,000        Guam Airport Authority, (AMT),
                                  6.70%, 10/1/23                                  $ 3,280,950
Baa1    A            3,000        Puerto Rico Highway and
                                  Transportation Authority,
                                  5.00%, 7/1/38                                     2,877,480
-----------------------------------------------------------------------------------------------
                                                                                  $ 6,158,430
-----------------------------------------------------------------------------------------------

                       See notes to financial statements

Arizona Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)
------------------- Principal
                    Amount
        Standard    (000's
Moody's & Poor's    omitted)      Security                                       Value
-----------------------------------------------------------------------------------------------
Water and Sewer -- 5.7%
-----------------------------------------------------------------------------------------------
Aa1     AA+         $2,000        Arizona Wastewater Management
                                  Authority, 6.80%, 7/1/11                       $  2,208,420
A1      AA-          1,000        Central Arizona Water Conservation
                                  District, 5.50%, 11/1/09                          1,083,310
Aa3     A            1,500        Phoenix, (Civic Improvement Corp.),
                                  4.75%, 7/1/23                                     1,411,245
A1      A+           1,000        Tuscon, Water Systems,
                                  6.50%, 7/1/16                                     1,074,890
-----------------------------------------------------------------------------------------------
                                                                                 $  5,777,865
-----------------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
  (identified cost $92,678,595)                                                  $101,837,360
-----------------------------------------------------------------------------------------------

AMT-Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1998, 24.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 3.3% to 8.3% of total investments.

/(1)/  Security has been issued as an inverse floater bond.
/(2)/ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 1998, the value of these securities amounted to $2,867,865 or 2.8% of the Portfolio's net assets.
/(3)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Colorado Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
        Standard    (000's
Moody's & Poor's    omitted)        Security                      Value
--------------------------------------------------------------------------------

Electric Utilities -- 1.4%
--------------------------------------------------------------------------------
 NR     BBB         $  500          Guam Power Authority,
                                    6.625%, 10/1/14               $   553,510
--------------------------------------------------------------------------------
                                                                  $   553,510
--------------------------------------------------------------------------------

Escrowed/Prerefunded -- 6.9%
--------------------------------------------------------------------------------
 Aaa    NR          $4,500          Dawson Ridge, Metropolitan
                                    District #1, Escrowed to
                                    Maturity, 0.00%, 10/1/22      $ 1,165,185
 Aaa    BBB            160          Denver, City and County
                                    Airport Revenue, Pre-
                                    refunded to 11/15/01,
                                    (AMT), 7.00%, 11/15/25            174,462
 Aaa    BBB          1,185          Denver, City and County
                                    Airport Revenue, Pre-
                                    refunded to 11/15/02,
                                    (AMT), 6.75%, 11/15/22          1,290,181
 Aaa    BBB             85          Denver, City and County
                                    Airport Revenue, Pre-
                                    refunded to 11/15/04,
                                    (AMT), 7.50%, 11/15/23            101,116
--------------------------------------------------------------------------------
                                                                  $ 2,730,944
--------------------------------------------------------------------------------

Hospitals -- 23.4%
--------------------------------------------------------------------------------
 NR     NR          $  900          Colorado HFA, (Cleo Wallace
                                    Center), 7.00%, 8/1/15        $   942,867
 NR     BBB-           650          Colorado HFA, (National
                                    Jewish Center For Immunology),
                                    6.875%, 2/15/12                   717,717
 Baa1   NR           2,000          Colorado HFA, (Parkview
                                    Memorial Hospital),
                                    6.125%, 9/1/25                  2,117,640
 Baa    BBB          2,050          Colorado HFA, (Rocky
                                    Mountain Adventist
                                    Healthcare), 6.625%, 2/1/13     2,202,704
 NR     NR             600          Colorado HFA, (Steamboat
                                    Springs Health), 5.00%,
                                    9/15/03                           606,036
 NR     NR             500          Colorado HFA, (Steamboat
                                    Springs Health), 5.30%,
                                    9/15/09                           504,195
 NR     BBB          2,000          Colorado HFA, (Vail Valley
                                    Medical Center), 6.60%,
                                    1/15/20                         2,153,660
--------------------------------------------------------------------------------
                                                                  $ 9,244,819
--------------------------------------------------------------------------------

Housing -- 19.3%
--------------------------------------------------------------------------------
 A3     A           $1,000          Colorado HFA, 5.35%, 11/1/16  $ 1,003,890
 Aa     AA             500          Colorado HFA, MFMR,
                                    (AMT), 6.40%, 10/1/27             534,120
 Aa2    NR           1,130          Colorado HFA, Single
                                    Family Access Program,
                                    7.90%, 12/1/24                  1,264,979
 Aa2    NR             570          Colorado HFA, Single
                                    Family Access Program,
                                    8.00%, 12/1/24                    643,262
 Aa2    NR           1,000          Colorado HFA, Single
                                    Family Housing, (AMT),
                                    7.55%, 11/1/27                  1,134,670
 Aa2    NR             490          Colorado HFA, Single
                                    Family Housing, (AMT),
                                    7.65%, 12/1/25                    550,902
 NR     AAA          1,000          Denver, Multifamily Housing,
                                    (Lofts), (AMT), 6.15%, 12/1/16  1,052,830
 NR     NR             340          Lake Creek, Affordable
                                    Housing Corp., 8.00%,
                                    12/1/23                           358,948
 NR     AAA          1,000          Lakewood, Multifamily
                                    Housing, FHA Insured
                                    Mortgage Loan, (AMT),
                                    6.65%, 10/1/25                  1,075,870
--------------------------------------------------------------------------------
                                                                  $ 7,619,471
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 6.6%
--------------------------------------------------------------------------------
 A2     NR          $1,250          Puerto Rico Industrial,
                                    Medical and Environmental
                                    Pollution Control Facility
                                    Finance Authority, (American
                                    Home Products), 5.10%,
                                    12/1/18                       $ 1,225,875
 Baa3   BBB-         1,250          Puerto Rico Port Authority,
                                    (American Airlines), (AMT),
                                    6.25%, 6/1/26                   1,351,438
--------------------------------------------------------------------------------
                                                                  $ 2,577,313
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 2.2%
--------------------------------------------------------------------------------
 Aaa    AAA         $  300          Puerto Rico Electric Power
                                    Authority, "STRIPES", (FSA),
                                    Variable Rate, 7/1/03/(1)/    $   339,375
 Aaa    AAA            500          Puerto Rico Telephone
                                    Authority, (MBIA), Variable
                                    Rate, 1/16/15/(1)/                531,875
--------------------------------------------------------------------------------
                                                                  $   871,250
--------------------------------------------------------------------------------

Insured-General Obligations -- 8.4%
--------------------------------------------------------------------------------
 Aaa    AAA         $1,750          Eagle, Garfield and Routt
                                    Counties, School District
                                    No. RE 50J, (FGIC), 6.30%,
                                    12/1/12                       $ 1,948,188
 Aaa    AAA          1,160          Highlands Ranch Metropolitan
                                    District No. 2, (FSA), 6.50%,
                                    6/15/10/(2)/                    1,358,082
--------------------------------------------------------------------------------
                                                                  $ 3,306,270
--------------------------------------------------------------------------------

Insured-Housing -- 2.8%
--------------------------------------------------------------------------------
 Aaa    AAA         $1,000          Thornton, SCA Realty MFMR,
                                    (FSA), 7.10%, 1/1/30          $ 1,094,500
--------------------------------------------------------------------------------
                                                                  $ 1,094,500
--------------------------------------------------------------------------------

                       See notes to financial statements

Colorado Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
        Standard    (000's
Moody's & Poor's    omitted)        Security                        Value
--------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.7%
Aaa     AAA         $1,000          Broomfield Sales and Use Tax,
                                    (AMBAC), 6.30%, 12/1/14         $ 1,076,600
--------------------------------------------------------------------------------
                                                                    $ 1,076,600
--------------------------------------------------------------------------------

Insured-Transportation -- 7.4%
--------------------------------------------------------------------------------
Aaa     AAA         $  750          Denver, (Denver International
                                    Airport), (AMT), (MBIA),
                                    5.75%, 11/15/15                 $   790,125
Aaa     AAA          3,095          Puerto Rico Highway and
                                    Transportation Authority,
                                    (AMBAC), 0.00%, 7/1/18            1,150,690
Aaa     AAA          1,000          Puerto Rico Highway and
                                    Transportation Authority,
                                    (MBIA), (IBC), 5.00%, 7/1/38        970,540
--------------------------------------------------------------------------------
                                                                    $ 2,911,355
--------------------------------------------------------------------------------

Transportation -- 16.2%
--------------------------------------------------------------------------------
Baa3    BB+         $2,000          Denver, (United Airlines),
                                    (AMT), 6.875%, 10/1/32          $ 2,166,339
Aaa     BBB            315          Denver, City and County
                                    Airport Revenue, (AMT),
                                    6.75%, 11/15/22                     352,198
Baa1    BBB            590          Denver, City and County
                                    Airport Revenue, (AMT),
                                    7.00%, 11/15/25                     629,831
Baa1    BBB            415          Denver, City and County
                                    Airport Revenue, (AMT),
                                    7.50%, 11/15/23                     479,972
NR      NR             500          Eagle County, (Eagle County
                                    Airport Terminal), (AMT),
                                    7.50%, 5/1/21                       546,115
NR      BBB            750          Guam Airport Authority,
                                    (AMT), 6.60%, 10/1/10               819,735
NR      BBB            100          Guam Airport Authority,
                                    (AMT), 6.70%, 10/1/23               109,365
Baa1    A              250          Puerto Rico Highway and
                                    Transportation Authority,
                                    5.00%, 7/1/36                       246,433
Baa1    A            1,000          Puerto Rico Highway and
                                    Transportation Authority,
                                    5.50%, 7/1/36                     1,053,200
--------------------------------------------------------------------------------
                                                                    $ 6,403,188
--------------------------------------------------------------------------------

Water and Sewer -- 2.7%
--------------------------------------------------------------------------------
NR      NR          $1,000          Cottonwood Water and
                                    Sanitation District, 7.75%,
                                    12/1/20                         $ 1,075,940
--------------------------------------------------------------------------------
                                                                    $ 1,075,940
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $36,166,584)                                    $39,465,160
--------------------------------------------------------------------------------
AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Colorado municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1998, 23.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.9% to 7.1% of total investments.

/(1)/ Security has been issued as an inverse floater bond.
/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)     Principal
--------------------    Amount
            Standard    (000's
Moody's     & Poor's    omitted)     Security                           Value
-----------------------------------------------------------------------------------------
Cogeneration -- 4.9%
-----------------------------------------------------------------------------------------
 NR          BBB        $ 8,000      Eastern Connecticut Resource
                                     Recovery Authority,
                                     (Wheelabrator Lisbon), (AMT),
                                     5.50%, 1/1/20                      $     7,920,160
-----------------------------------------------------------------------------------------
                                                                        $     7,920,160
-----------------------------------------------------------------------------------------

Education -- 9.6%
-----------------------------------------------------------------------------------------
 NR          BBB-       $ 4,775      Connecticut HEFA, (Quinnipiac
                                     College), 6.00%, 7/1/23            $     4,878,904
 Baa3        BBB-         1,000      Connecticut HEFA, (Sacred Heart
                                     University), 5.80%, 7/1/23               1,005,310
 Ba2         BBB-         5,500      Connecticut HEFA, (University
                                     of Hartford), 6.80%, 7/1/22              5,824,500
 Aaa         AAA          3,400      Connecticut HEFA, (Yale
                                     University), Variable Rate,
                                     6/10/30(1)                               3,846,250
-----------------------------------------------------------------------------------------
                                                                        $    15,554,964
-----------------------------------------------------------------------------------------

Electric Utilities -- 5.3%
-----------------------------------------------------------------------------------------
 NR          BBB        $ 3,625      Guam Power Authority,
                                     6.30%, 10/1/22                     $     3,849,823
 NR          BBB          1,100      Guam Power Authority,
                                     6.625%, 10/1/14                          1,217,722
 NR          NR           3,220      Virgin Islands Water and Power
                                     Authority, 7.40%, 7/1/11                 3,538,072
-----------------------------------------------------------------------------------------
                                                                        $     8,605,617
-----------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.5%
-----------------------------------------------------------------------------------------
 NR          A          $ 1,000      Connecticut HEFA, (Sacred Heart
                                     University), 6.80%, 7/1/12         $     1,112,830
 A1          AAA            645      Connecticut State, (STOB),
                                     (Transportation Infrastructure
                                     Purposes), 6.50%, 7/1/09                   674,270
 NR          AA-            650      Connecticut State, General
                                     Obligations Bonds,
                                     6.875%, 7/15/10                            698,900
-----------------------------------------------------------------------------------------
                                                                        $     2,486,000
-----------------------------------------------------------------------------------------

General Obligations -- 2.0%
-----------------------------------------------------------------------------------------
 Aa3         AA-        $ 1,750      Connecticut State, Capital
                                     Appreciation Bonds,
                                     0.00%, 11/1/09                     $     1,049,143
 Aa2         AA           1,270      Danbury, 4.50%, 2/1/14                   1,230,033
 NR          BBB            500      Guam, 5.40%, 11/15/18                      501,600
 Baa1        A          $ 1,065      Puerto Rico, Public
                                     Improvement, 0.00%, 7/1/15         $       451,326
-----------------------------------------------------------------------------------------
                                                                        $     3,232,102
-----------------------------------------------------------------------------------------

Hospitals -- 9.5%
-----------------------------------------------------------------------------------------
 Baa2        NR         $ 5,400      Connecticut HEFA, (Griffin
                                     Hospital), 5.75%, 7/1/23           $     5,424,894
 Baa2        BBB            500      Connecticut HEFA, (Hospital for
                                     Special Care), 5.375%, 7/1/17              498,095
 NR          NR           2,000      Connecticut HEFA, (New Britain
                                     Memorial Hospital),
                                     7.75%, 7/1/22                            2,286,680
 NR          A+           1,100      Connecticut HEFA, (William W.
                                     Backus Hospital), 6.00%, 7/1/12          1,164,229
 NR          A+           5,780      Connecticut HEFA, (William W.
                                     Backus Hospital),
                                     6.375%, 7/1/22                           6,125,817
-----------------------------------------------------------------------------------------
                                                                        $    15,499,715
-----------------------------------------------------------------------------------------

Housing -- 11.0%
-----------------------------------------------------------------------------------------
 Aa          AA         $ 3,000      Connecticut HFA, MRB,
                                     6.20%, 5/15/14                     $     3,176,520
 Aa2         AA           1,620      Connecticut HFA, MRB,
                                     6.35%, 5/15/17                           1,730,128
 Aa2         AA             210      Connecticut HFA, MRB,
                                     6.55%, 11/15/13                            224,459
 Aa2         AA           2,515      Connecticut HFA, MRB,
                                     6.60%, 11/15/23                          2,697,966
 Aa2         AA           2,925      Connecticut HFA, MRB,
                                     6.70%, 11/15/12                          3,161,867
 Aa2         AA           1,705      Connecticut HFA, MRB,
                                     6.75%, 11/15/23                          1,847,009
 Aa2         AA             200      Connecticut HFA, MRB,
                                     7.00%, 11/15/09                            213,422
 Aa          AA              15      Connecticut HFA, MRB,
                                     7.625%, 11/15/17                            15,271
 Aa2         AA           4,545      Connecticut HFA, MRB, (AMT),
                                     6.20%, 11/15/22                          4,825,290
-----------------------------------------------------------------------------------------
                                                                        $    17,891,932
-----------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 3.4%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Connecticut Development
                                     Authority PCR, (Pfizer, Inc.),
                                     6.55%, 2/15/13                     $     1,094,060

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited)     Principal
--------------------    Amount
            Standard    (000's
Moody's     & Poor's    omitted)     Security                           Value
-----------------------------------------------------------------------------------------
Industrial Development Revenue /
Pollution Control Revenue (continued)
-----------------------------------------------------------------------------------------
 NR          NR         $ 3,065      Connecticut Development
                                     Authority, Airport Facility,
                                     (Signature Flight), (AMT),
                                     6.625%, 12/1/14                    $     3,284,209
 A3          BBB+         1,100      Sprague, Environmental
                                     Improvement, (International
                                     Paper Co.), (AMT), 5.70%,
                                     10/1/21                                  1,134,298
-----------------------------------------------------------------------------------------
                                                                        $     5,512,567
-----------------------------------------------------------------------------------------

Insured-Education -- 4.3%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,250      Connecticut HEFA, (Choate
                                     Rosemary College), (MBIA),
                                     5.00%, 7/1/27                      $     3,174,568
 Aaa         AAA          1,555      Connecticut HEFA, (Choate
                                     Rosemary College), (MBIA),
                                     6.80%, 7/1/15(2)                         1,773,882
 Aaa         AAA          2,000      Connecticut HEFA, (Trinity
                                     College), (MBIA), 5.50%, 7/1/21          2,126,920
-----------------------------------------------------------------------------------------
                                                                        $     7,075,370
-----------------------------------------------------------------------------------------

Insured-General Obligations -- 1.3%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      New Britain, (MBIA),
                                     6.00%, 3/1/12                      $     1,125,090
 Aaa         AAA          1,000      Puerto Rico, (MBIA),
                                     5.375%, 7/1/25                           1,023,420
-----------------------------------------------------------------------------------------
                                                                        $     2,148,510
-----------------------------------------------------------------------------------------

Insured-Hospitals -- 7.0%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Connecticut HEFA, (Bridgeport
                                     Hospital), (MBIA),
                                     6.625%, 7/1/18                     $     1,090,400
 Aaa         AAA          1,000      Connecticut HEFA, (Danbury
                                     Hospital), (AMBAC),
                                     5.375%, 7/1/17                           1,018,440
 Aaa         AAA          1,000      Connecticut HEFA, (Hospital of
                                     St. Raphael), (AMBAC),
                                     6.50%, 7/1/11                            1,176,480
 Aaa         AAA          1,500      Connecticut HEFA, (Hospital of
                                     St. Raphael), (AMBAC),
                                     6.625%, 7/1/14                           1,612,920
 Aaa         AAA          2,350      Connecticut HEFA, (Lawrence and
                                     Memorial Hospital), (MBIA),
                                     5.00%, 7/1/22                            2,271,933
 Aaa         AAA          2,000      Connecticut HEFA, (Veterans
                                     Memorial Medical Center),
                                     (MBIA), 5.375%, 7/1/15                   2,061,940
 Aaa         AAA        $ 2,000      Connecticut HEFA, (Yale-New
                                     Haven Hospital), (MBIA), 6.50%,    $     2,168,160
                                     7/1/12
-----------------------------------------------------------------------------------------
                                                                        $    11,400,273
-----------------------------------------------------------------------------------------

Insured-Housing -- 0.2%
-----------------------------------------------------------------------------------------
 NR          AA         $   305      Puerto Rico Housing Finance
                                     Corp., (AMBAC), 7.50%, 10/1/11     $       315,144
-----------------------------------------------------------------------------------------
                                                                        $       315,144
-----------------------------------------------------------------------------------------

Insured-Transportation -- 5.9%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 8,200      Connecticut State, Airport
                                     Revenue, (Bradley
                                     International), (FGIC), 7.65%,
                                     10/1/12                            $     9,576,779
-----------------------------------------------------------------------------------------
                                                                        $     9,576,779
-----------------------------------------------------------------------------------------

Nursing Homes -- 15.1%
-----------------------------------------------------------------------------------------
 NR          NR         $ 1,240      Connecticut Development
                                     Authority, (Baptist Homes),
                                     9.00%, 9/1/22                      $     1,397,046
 A2          NR           9,000      Connecticut Development
                                     Authority, Health Care Bonds,
                                     (Duncaster), 6.75%, 9/1/15               9,737,549
 A1          AA-            720      Connecticut HEFA, (NHP),
                                     (Highland View), (AMT), 7.00%,
                                     11/1/07                                    832,442
 A1          AA-          1,305      Connecticut HEFA, (NHP),
                                     (Sharon Healthcare), 6.25%,
                                     11/1/14                                  1,445,235
 A1          AA-            655      Connecticut HEFA, (NHP), (St.
                                     Camillus), 6.25%, 11/1/18                  716,747
 A1          AA-          3,250      Connecticut HEFA, (NHP), (St.
                                     Joseph's Manor),
                                     6.25%, 11/1/16                           3,599,245
 A1          AA-            335      Connecticut HEFA, (NHP),
                                     (Wadsworth Glen), (AMT),
                                     7.00%, 11/1/07                             387,317
 A1          AA-          2,000      Connecticut HEFA, (NHP),
                                     (Wadsworth Glen), (AMT),
                                     7.50%, 11/1/16                           2,355,620
 A1          AA-          3,000      Connecticut HEFA, (NHP),
                                     (Windsor), 7.125%, 11/1/14               3,444,330
 A1          AA-            500      Connecticut HEFA, (NHP),
                                     (Windsor), 7.125%, 11/1/24                 573,760
-----------------------------------------------------------------------------------------
                                                                        $    24,489,291
-----------------------------------------------------------------------------------------

Solid Waste -- 5.4%
-----------------------------------------------------------------------------------------
 A           NR         $ 2,500      Bristol Resource Recovery
                                     Facility, (Ogden Martin
                                     Systems),                          $     2,762,950
                                     6.50%, 7/1/14

                       See notes to financial statements

Connecticut Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)     Principal
--------------------    Amount
            Standard    (000's
Moody's     & Poor's    omitted)     Security                           Value
-----------------------------------------------------------------------------------------
Solid Waste (continued)
-----------------------------------------------------------------------------------------
 Baa1        A-         $ 4,250      Connecticut Resources Recovery
                                     Authority, (American REF-FUEL
                                     Co.), (AMT), 6.45%, 11/15/22       $     4,560,973
 A2          NR             450      Connecticut Resources Recovery
                                     Authority, (American REF-FUEL
                                     Co.), (AMT), 8.00%, 11/15/15               467,181
 A2          A-           1,000      Connecticut Resources Recovery
                                     Authority, (American REF-FUEL
                                     Co.), (AMT), 8.10%, 11/15/15             1,040,600
-----------------------------------------------------------------------------------------
                                                                        $     8,831,704
-----------------------------------------------------------------------------------------

Special Tax Revenue -- 4.4%
-----------------------------------------------------------------------------------------
 A1          AA-        $ 3,180      Connecticut State, (STOB),
                                     6.125%, 9/1/12                     $     3,614,579
 A1          AA-          2,000      Connecticut State, (STOB),
                                     6.50%, 10/1/12                           2,345,280
 NR          NR           1,000      Virgin Islands Public Finance
                                     Authority, 7.25%, 10/1/18                1,137,370
-----------------------------------------------------------------------------------------
                                                                        $     7,097,229
-----------------------------------------------------------------------------------------

Student Loans -- 2.5%
-----------------------------------------------------------------------------------------
 A1          NR         $ 1,180      Connecticut Higher Education
                                     Supplemental Loan Authority
                                     Revenue Bonds, (AMT),
                                     6.20%, 11/15/09                    $     1,250,788
 A1          NR             390      Connecticut Higher Education
                                     Supplemental Loan Authority
                                     Revenue Bonds, (AMT),
                                     7.375%, 11/15/05                           400,187
 A1          NR           2,435      Connecticut Higher Education
                                     Supplemental Loan Authority
                                     Revenue Bonds, (AMT),
                                     7.50%, 11/15/10                          2,500,185
-----------------------------------------------------------------------------------------
                                                                        $     4,151,160
-----------------------------------------------------------------------------------------

Transportation -- 5.8%
-----------------------------------------------------------------------------------------
 NR          BBB        $ 2,000      Guam Airport Authority, (AMT),
                                     6.70%, 10/1/23                     $     2,187,300
 Baa1        A            1,020      Puerto Rico Highway and
                                     Transportation Authority,
                                     4.75%, 7/1/38                              956,862
 Baa1        A            1,000      Puerto Rico Highway and
                                     Transportation Authority,
                                     5.00%, 7/1/38                              959,160
 Baa1        A            4,965      Puerto Rico Highway and
                                     Transportation Authority,
                                     5.50%, 7/1/15                            5,251,778
-----------------------------------------------------------------------------------------
                                                                        $     9,355,100
-----------------------------------------------------------------------------------------

Water and Sewer -- 0.9%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,250      Connecticut State, Clean Water
                                     Fund, 6.00%, 10/1/12               $     1,415,225
-----------------------------------------------------------------------------------------
                                                                        $     1,415,225
-----------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $151,783,349)                                     $   162,558,842
-----------------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1998, 18.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.5% to 10.3% of total investments.

(1) Security has been issued as an inverse floater bond.
(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.



                       See notes to financial statements

Michigan Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)     Principal
--------------------    Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                          Value
---------------------------------------------------------------------------------------
Electric Utilities -- 1.6%
---------------------------------------------------------------------------------------
 NR          BBB        $  1,000      Guam Power Authority,
                                      6.625%, 10/1/14                   $     1,107,020
 Baa1        BBB+            500      Michigan South Central Power
                                      Agency Supply System,
                                      6.75%, 11/1/10                            536,835
 Baa1        BBB+            365      Puerto Rico Electric Power
                                      Authority, 7.125%, 7/1/14                 380,666
---------------------------------------------------------------------------------------
                                                                        $     2,024,521
---------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.4%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  1,000      Lake Orion School District,
                                      Prerefunded to 5/1/05,
                                      (AMBAC), 7.00%, 5/1/20            $     1,165,750
 NR          NR            1,770      Michigan Strategic
                                      Environmental Research
                                      Institute, Prerefunded to
                                      8/15/02, 6.375%, 8/15/12                1,922,114
---------------------------------------------------------------------------------------
                                                                        $     3,087,864
---------------------------------------------------------------------------------------

General Obligations -- 6.3%
---------------------------------------------------------------------------------------
 Aa2         AA+        $    500      Avondale School District,
                                      School Building and Site,
                                      6.75%, 5/1/14                     $       536,195
 Baa2        BBB+          5,115      Detroit, 6.35%, 4/1/14                  5,550,286
 Aaa         BBB+            500      Detroit, 6.70%, 4/1/10                    571,235
 Aa2         AA+           1,000      Mattawan Consolidated Schools,
                                      6.40%, 5/1/09                           1,093,550
 Baa1        A               500      Puerto Rico, 0.00%, 7/1/16                200,355
 Baa1        A               700      Puerto Rico, 0.00%, 7/1/18                252,784
---------------------------------------------------------------------------------------
                                                                        $     8,204,405
---------------------------------------------------------------------------------------

Hospitals -- 13.6%
---------------------------------------------------------------------------------------
 NR          BBB        $  2,000      Michigan HFA, (Central
                                      Michigan Community Hospital),
                                      6.25%, 10/1/27                    $     2,111,460
 A2          A             2,975      Michigan HFA, (Detroit Medical
                                      Center Obligated Group),
                                      5.50%, 8/15/23                          3,006,684
 A2          A             4,000      Michigan HFA, (Detroit Medical
                                      Center Obligated Group),
                                      6.25%, 8/15/13                          4,330,080
 Aa          AA              250      Michigan HFA, (Henry Ford
                                      Continuing Care Corp.),
                                      6.75%, 7/1/11                             270,703
 A1          NR         $  9,000      Michigan HFA, (McLaren
                                      Obligated Group), 4.50%,
                                      10/15/21                                8,094,329
---------------------------------------------------------------------------------------
                                                                        $    17,813,256
---------------------------------------------------------------------------------------

Housing -- 1.4%
---------------------------------------------------------------------------------------
 NR          AA-        $    740      Michigan HDA, Rental Housing,
                                      (AMT), 7.15%, 4/1/10              $       796,773
 NR          AA+           1,000      Michigan HDA, SFMR, (AMT),
                                      6.20%, 12/1/27                          1,063,290
---------------------------------------------------------------------------------------
                                                                        $     1,860,063
---------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control
Revenue -- 13.1%
---------------------------------------------------------------------------------------
 Baa1        BBB        $  2,000      Dickinson, PCR, (Champion
                                      International), 5.85%, 10/1/18    $     2,085,980
 NR          BB-           1,000      Michigan Strategic Fund,
                                      (Crown Paper), (AMT), 6.50%,
                                      8/1/21                                  1,024,070
 A3          A             5,970      Michigan Strategic Fund,
                                      (General Motors Corp.),
                                      6.20%, 9/1/20                           6,458,166
 NR          BB-             110      Michigan Strategic Fund,
                                      (KMart Corp.), 6.80%, 12/15/07            117,033
 NR          NR            3,000      Michigan Strategic Fund, (S.D.
                                      Warren Co.), (AMT),
                                      7.375%, 1/15/22                         3,332,940
 Baa3        BBB-          2,750      Puerto Rico Port Authority,
                                      (American Airlines), (AMT),
                                      6.25%, 6/1/26                           2,973,163
 Baa3        BBB-            490      Puerto Rico Port Authority,
                                      (American Airlines), (AMT),
                                      6.30%, 6/1/23                             520,057
 NR          BB-             530      Richmond EDC, (KMart Corp.),
                                      6.625%, 1/1/07                            570,911
---------------------------------------------------------------------------------------
                                                                        $    17,082,320
---------------------------------------------------------------------------------------

Insured-Colleges and Universities -- 5.6%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  2,870      Eastern Michigan University,
                                      (FGIC), 5.50%, 6/1/27             $     2,971,598
 Aaa         AAA           2,750      Ferris State University,
                                      (MBIA), 5.25%, 10/1/20                  2,754,318
 Aaa         AAA           1,000      Michigan State
                                      University-Grand Valley,
                                      (MBIA), 5.25%, 10/1/17                  1,008,950
 Aaa         AAA             500      Western Michigan University,
                                      (AMBAC), 6.50%, 7/15/21                   539,900
---------------------------------------------------------------------------------------
                                                                        $     7,274,766
---------------------------------------------------------------------------------------

                       See notes to financial statements

Michigan Municipals Portfolio  as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)     Principal
--------------------    Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                          Value
---------------------------------------------------------------------------------------

Insured-Electric Utilities -- 4.1%
---------------------------------------------------------------------------------------
 Aaa         AAA        $    300      Michigan Strategic Fund,
                                      (Detroit Edison Co.), (FGIC),
                                      6.95%, 5/1/11                     $       363,741
 Aaa         AAA           4,000      Michigan Strategic Fund,
                                      (Detroit Edison Co.), (FGIC),
                                      6.95%, 9/1/21                           4,349,960
 Aaa         AAA             550      Monroe County, PCR, (Detroit
                                      Edison Co.), (FGIC), (AMT),
                                      7.65%, 9/1/20                             595,287
---------------------------------------------------------------------------------------
                                                                        $     5,308,988
---------------------------------------------------------------------------------------

Insured-General Obligations -- 14.6%
---------------------------------------------------------------------------------------
 Aaa         AAA        $    500      Detroit, (FGIC), 5.50%, 4/1/16    $       514,885
 Aaa         AAA           1,000      Grand Ledge School District,
                                      (MBIA), 5.375%, 5/1/24                  1,018,070
 Aaa         AAA           1,900      Holland School District,
                                      (AMBAC), 0.00%, 5/1/17                    729,638
 Aaa         AAA           2,000      Kalamazoo, (MBIA),
                                      5.40%, 5/1/14                           2,117,740
 Aaa         AAA           1,000      Lake Shore Public Schools,
                                      Macomb County, (FSA),
                                      5.50%, 5/1/17                           1,033,210
 Aaa         AAA           2,000      Lincoln Park School District,
                                      (FGIC), 5.00%, 5/1/20                   1,954,460
 Aaa         AAA           1,500      Lincoln Park School District,
                                      (FGIC), 5.90%, 5/1/26                   1,664,820
 Aaa         AAA           2,410      Okemos Public Schools, (MBIA),
                                      0.00%, 5/1/16                             973,953
 Aaa         AAA          13,700      Parchment School District,
                                      (MBIA), 5.00%, 5/1/25(2)                1,347,395
 Aaa         AAA           4,740      South Redford School District,
                                      (FGIC), 5.50%, 5/1/22                   4,887,271
 Aaa         AAA           2,750      Ypsilanti School District,
                                      (FGIC), 5.375%, 5/1/26                  2,799,693
---------------------------------------------------------------------------------------
                                                                        $    19,041,135
---------------------------------------------------------------------------------------

Insured-Hospitals -- 6.1%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  1,300      Jackson HFA, (W.A. Foote
                                      Memorial), (FGIC),
                                      4.75%, 6/1/15                     $     1,241,136
 Aaa         NR              900      Kalamazoo HFA, (Bronson
                                      Methodist Hospital), (MBIA),
                                      5.50%, 5/15/28                            924,696
 Aaa         AAA           3,500      Kent HFA, (Butterworth Health
                                      System), (MBIA),
                                      6.125%, 1/15/16                         3,941,490
 Aaa         NR         $  1,000      Michigan State HFA, (Botsford
                                      Hospital Obligation), (MBIA),
                                      5.00%, 2/15/22                            963,150
 Aaa         AAA           1,000      Petoskey, HFA, (Northern
                                      Michigan Hospital Obligation),
                                      (MBIA), 5.00%, 11/15/27                   959,130
---------------------------------------------------------------------------------------
                                                                        $     8,029,602
---------------------------------------------------------------------------------------

Insured-Housing -- 2.1%
---------------------------------------------------------------------------------------
 Aaa         AAA        $    500      Michigan HDA, (Parkway
                                      Meadows), (FSA),
                                      6.85%, 10/15/18                   $       536,140
 Aaa         AAA           2,075      Michigan HDA, SFMR, (AMBAC),
                                      (AMT), 6.05%, 12/1/27                   2,182,610
---------------------------------------------------------------------------------------
                                                                        $     2,718,750
---------------------------------------------------------------------------------------

Insured-Life Care -- 4.7%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  2,200      Hancock HFA, (Portage Health),
                                      (MBIA), 5.45%, 8/1/47             $     2,222,814
 Aaa         AAA           1,000      Michigan State HFA,
                                      (Midmichigan Obligation
                                      Group), (FSA), 5.375%, 6/1/27           1,013,490
 Aaa         AAA           3,000      Michigan State HFA, (Oakwood
                                      Obligation Group), (FSA),
                                      5.00%, 8/15/26                          2,880,000
---------------------------------------------------------------------------------------
                                                                        $     6,116,304
---------------------------------------------------------------------------------------

Insured-Transportation -- 2.9%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  4,000      Wayne Charter County, Airport
                                      Revenue, Detroit Metropolitan
                                      Wayne County Airport, (MBIA),
                                      (AMT), 5.00%, 12/1/28             $     3,816,720
---------------------------------------------------------------------------------------
                                                                        $     3,816,720
---------------------------------------------------------------------------------------

Insured-Water and Sewer -- 5.6%
---------------------------------------------------------------------------------------
 Aaa         AAA        $  7,680      Detroit, City Water Supply
                                      System, (FGIC), 4.75%,
                                      7/1/19(3)                         $     7,284,402
---------------------------------------------------------------------------------------
                                                                        $     7,284,402
---------------------------------------------------------------------------------------

Life Care -- 2.0%
---------------------------------------------------------------------------------------
 NR          BBB        $  1,500      Kalamazoo EDC, (Friendship
                                      Village), 6.25%, 5/15/27          $     1,587,345
 NR          NR            1,000      Michigan HFA, (Presbyterian
                                      Village), 6.50%, 1/1/25                 1,072,680
---------------------------------------------------------------------------------------
                                                                        $     2,660,025
---------------------------------------------------------------------------------------

                       See notes to financial statements

Michigan Municipals Portfolio  as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
--------------------    Principal
                        Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                          Value
---------------------------------------------------------------------------------------
Miscellaneous -- 1.2%
---------------------------------------------------------------------------------------
 NR          NR         $  1,500      Pittsfield Township EDC,
                                      (Arbor Hospice), 7.875%,
                                      8/15/27                           $     1,585,605
---------------------------------------------------------------------------------------
                                                                        $     1,585,605
---------------------------------------------------------------------------------------

Pooled Loans -- 4.8%
---------------------------------------------------------------------------------------
 NR          A          $  1,825      Michigan Municipal Bond
                                      Authority Local Government
                                      Loan,                             $     2,016,406
                                      6.75%, 5/1/12
 NR          A               590      Michigan Municipal Bond
                                      Authority Local Government
                                      Loan,                                     645,442
                                      6.90%, 5/1/21
 Aa2         AA+           2,550      Michigan Municipal Bond
                                      Authority Local Government
                                      Loan-Qualified School, 6.50%,           2,826,548
                                      5/1/07
 Aa2         AA+             760      Michigan Municipal Parking
                                      Bond Authority, 6.50%, 11/1/08            840,849
---------------------------------------------------------------------------------------
                                                                        $     6,329,245
---------------------------------------------------------------------------------------

Special Tax Revenue -- 7.2%
---------------------------------------------------------------------------------------
 NR          BBB+       $    250      Battle Creek, Downtown
                                      Development Authority Tax
                                      Increment, 7.60%, 5/1/16          $       294,893
 NR          BBB+          1,315      Battle Creek, Downtown
                                      Development Authority Tax
                                      Increment, 7.65%, 5/1/22                1,554,448
 NR          A             4,300      Detroit, (Convention Facility
                                      Cobo Hall Expansion),
                                      5.25%, 9/30/12/(1)//(3)/                4,336,722
 NR          A-            3,050      Detroit, Downtown Tax
                                      Increment, 0.00%, 7/1/16                1,157,811
 NR          A-            2,000      Detroit, Downtown Tax
                                      Increment, 0.00%, 7/1/20                  598,660
 A3          A             1,500      Detroit, Local Development
                                      Finance Authority, 5.375%,
                                      5/1/21                                  1,515,735
---------------------------------------------------------------------------------------
                                                                        $     9,458,269
---------------------------------------------------------------------------------------

Water and Sewer -- 0.7%
---------------------------------------------------------------------------------------
 Aa1         AA+        $  1,000      Michigan Municipal Bond
                                      Authority, (Clean Water
                                      Revolving Fund), 4.75%,
                                      10/1/18/(2)/                      $       948,320
---------------------------------------------------------------------------------------
                                                                        $       948,320
---------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $119,726,431)                                     $   130,644,560
---------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1998, 46.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 3.5% to 21.9%.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2)  When-issued security.
(3) Security (or a portion thereof) has been segregated to cover when-issued securities.

                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
------------------      Principal
                        Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                           Value
----------------------------------------------------------------------------------------

Assisted Living -- 1.7%
----------------------------------------------------------------------------------------
 NR          NR         $  1,000      St. Paul, Housing and
                                      Redevelopment, (Care Institute,
                                      Inc. -Highland), 8.75%, 11/1/24    $    1,157,940
----------------------------------------------------------------------------------------
                                                                         $    1,157,940
----------------------------------------------------------------------------------------

Education -- 7.1%
----------------------------------------------------------------------------------------
 A2          NR         $  1,000      Hopkins, (Blake School),
                                      5.50%, 9/1/24                      $    1,018,910
 A3          NR              500      Minnesota Higher Education
                                      Facilities Authority, (St.
                                      John's University), 5.40%,
                                      10/1/22                                   509,555
 Baa2        NR              500      Minnesota Higher Education
                                      Facilities Authority, (St.
                                      Mary's College), 6.15%, 10/1/23           521,035
 A2          NR            1,100      Minnesota Higher Education
                                      Facilities Authority,
                                      (University of St. Thomas),
                                      5.40%, 4/1/22                           1,120,097
 A2          NR            1,510      Minnesota Higher Education
                                      Facilities Authority,
                                      (University of St. Thomas),
                                      5.40%, 4/1/23                           1,532,318
----------------------------------------------------------------------------------------
                                                                         $    4,701,915
----------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.0%
----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,700      Minnesota State, Prerefunded
                                      to 8/1/02, Variable
                                      Rate, 8/1/11(1)                    $    1,965,166
----------------------------------------------------------------------------------------
                                                                         $    1,965,166
----------------------------------------------------------------------------------------

General Obligations -- 2.8%
----------------------------------------------------------------------------------------
 Aaa         AAA        $    200      Minneapolis and St. Paul,
                                      Airports Commission, (AMT),
                                      6.60%, 1/1/09                      $      213,808
 Aaa         AAA             300      Minneapolis and St. Paul,
                                      Airports Commission, (AMT),
                                      6.60%, 1/1/10                             320,220
 Aaa         AAA           1,000      Minnesota State, (Duluth
                                      Airport), (AMT), 6.25%, 8/1/14          1,098,110
 A1          AA-             200      St. Cloud, Variable
                                      Rate, 8/1/13(1)                           222,750
----------------------------------------------------------------------------------------
                                                                         $    1,854,888
----------------------------------------------------------------------------------------

Hospitals -- 17.1%
----------------------------------------------------------------------------------------
 Baa1        A-         $  1,250      Minneapolis and St. Paul,
                                      Housing and Redevelopment
                                      Authority, (Group Health Plan,
                                      Inc.), 6.75%, 12/1/13              $    1,352,575
 Baa1        A-              250      Minneapolis and St. Paul,
                                      Housing and Redevelopment
                                      Authority, (Group Health Plan,
                                      Inc.), 6.90%, 10/15/22                    272,570
 NR          BBB+          2,120      Red Wing Health Care Facilities,
                                      (River Region Obligation Group),
                                      6.50%, 9/1/22                           2,279,191
 NR          AA+           1,000      Rochester Health Care
                                      Facilities, (Mayo Clinic),
                                      5.50%, 11/15/27                         1,031,900
 NR          AA+           2,200      Rochester Health Care
                                      Facilities, (Mayo Clinic),
                                      (AMT), Variable
                                      Rate, 11/15/15(1)                       2,535,500
 Baa3        BBB           1,000      St. Paul, Housing and
                                      Redevelopment Authority,
                                      (Healtheast), 6.625%, 11/1/17           1,075,120
 Baa3        BBB           2,500      St. Paul, Housing and
                                      Redevelopment Authority,
                                      (Healtheast), 6.625%, 11/1/17           2,687,799
----------------------------------------------------------------------------------------
                                                                         $   11,234,655
----------------------------------------------------------------------------------------

Housing -- 23.4%
----------------------------------------------------------------------------------------
 NR          AAA        $    300      Coon Rapids, Multifamily
                                      Housing, (Browns Meadow), (FHA),
                                      (AMT), 6.85%, 8/1/33               $      316,716
 NR          AAA           1,395      Dakota County, Housing and
                                      Redevelopment Authority, (GNMA),
                                      7.375%, 12/1/29(2)                      1,532,463
 Aaa         NR              500      Little Canada, Facilities
                                      Revenue, (Cedars Lakeside)
                                      (GNMA),
                                      5.90%, 8/1/20                             523,510
 Aaa         NR              500      Little Canada, Facilities
                                      Revenue, (Cedars Lakeside)
                                      (GNMA), 5.95%, 2/1/32                     521,415
 Aa          NR            1,200      Maplewood, Multifamily Housing,
                                      (Beaver Creek), (FHA),
                                      6.50%, 9/1/24                           1,276,584
 NR          AAA              80      Minneapolis and St. Paul,
                                      Housing Finance Board, SFM,
                                      (GNMA), (AMT), 7.30%, 8/1/31               84,360
 Aa2         AA              400      Minnesota HFA, SFMR,
                                      6.95%, 7/1/16                             428,084
 Aa2         AA+           3,975      Minnesota HFA, SFMR, (AMT),
                                      6.50%, 1/1/26(3)                        4,193,823
 Aa2         AA+           1,000      Minnesota HFA, SFMR, (AMT),
                                      6.75%, 7/1/12                           1,057,080

                       See notes to financial statements

Minnesota Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                           Value
----------------------------------------------------------------------------------------

Housing (continued)
----------------------------------------------------------------------------------------
 Aa2         AA         $    650      Minnesota HFA, SFMR, (AMT),
                                      6.75%, 1/1/26                      $      688,513
 Aa2         AA+           1,235      Minnesota HFA, SFMR, (AMT),
                                      6.85%, 1/1/24                           1,309,779
 Aa2         AA              380      Minnesota HFA, SFMR, (AMT),
                                      7.05%, 7/1/22                             397,951
 Aa          NR            1,250      St. Louis Park, (Knollwood
                                      Apartments), (FHA),
                                      6.25%, 12/1/28                          1,326,988
 Aaa         NR            1,685      St. Paul, Housing and
                                      Redevelopment Authority, (Cliffe
                                      Apartments), (GNMA),
                                      6.00%, 1/1/31                           1,749,957
----------------------------------------------------------------------------------------
                                                                         $   15,407,223
----------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 8.1%
----------------------------------------------------------------------------------------
 NR          A-         $  1,000      Cloquet PCR, (Potlach Corp.),
                                      5.90%, 10/1/26                     $    1,054,250
 NR          A-              750      Minneapolis, Community
                                      Development Agency,
                                      6.00%, 6/1/11                             779,580
 NR          A-              100      Minneapolis, Community
                                      Development Agency,
                                      7.35%, 12/1/09                            106,687
 NR          A-            1,250      Minneapolis, Community
                                      Development Agency,
                                      7.40%, 12/1/21                          1,333,488
 NR          A-            1,605      Minneapolis, Community
                                      Development Agency, (AMT),
                                      6.80%, 12/1/24                          1,739,932
 NR          A-              300      Minneapolis, Community
                                      Development Agency, (Firemans
                                      Ins.), 6.40%, 12/1/04                     307,863
----------------------------------------------------------------------------------------
                                                                         $    5,321,800
----------------------------------------------------------------------------------------

Insured-Electric Utilities -- 14.8%
----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,050      Northern Minnesota Municipal
                                      Power Agency, (AMBAC),
                                      5.30%, 1/1/21                      $    1,065,687
 Aaa         AAA             700      Northern Minnesota Municipal
                                      Power Agency, (FSA), 5.40%,
                                      1/1/16(4)                                 717,094
 Aaa         AAA           3,000      Southern Minnesota Municipal
                                      Power Agency, (MBIA),
                                      0.00%, 10/1/21                            959,610
 Aaa         AAA          10,000      Southern Minnesota Municipal
                                      Power Agency, (MBIA),
                                      0.00%, 1/1/25                           2,593,900
 Aaa         AAA        $  9,880      Southern Minnesota Municipal
                                      Power Agency, (MBIA),
                                      0.00%, 1/1/26                      $    2,431,270
 Aaa         AAA           4,800      Southern Minnesota Municipal
                                      Power Agency, (MBIA),
                                      0.00%, 1/1/27                           1,122,288
 Aaa         AAA             300      Southern Minnesota Municipal
                                      Power Agency, (MBIA), (AMT),
                                      Variable Rate, 1/1/18(1)(5)               324,000
 Aaa         AAA             510      Western Minnesota Municipal
                                      Power Agency, (MBIA), 5.50%,
                                      1/1/15                                    510,184
----------------------------------------------------------------------------------------
                                                                         $    9,724,033
----------------------------------------------------------------------------------------

Insured-General Obligations -- 2.3%
----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,330      St. Francis, Independent School
                                      District No. 15, (FGIC),
                                      6.35%, 2/1/12                      $    1,495,066
----------------------------------------------------------------------------------------
                                                                         $    1,495,066
----------------------------------------------------------------------------------------

Insured-Hospitals -- 3.6%
----------------------------------------------------------------------------------------
 Aaa         AAA        $    100      Minneapolis and St. Paul,
                                      Housing and Redevelopment
                                      Authority, (Health One), (MBIA),
                                      7.40%, 8/15/11                     $      108,003
 Aaa         AAA             250      Minneapolis, Hospital Revenue,
                                      (Fairview Hospital), (MBIA),
                                      6.50%, 1/1/11                             269,955
 Aaa         AAA             450      Minnesota Agricultural and
                                      Economic Development, (Fairview
                                      Hospital), (MBIA), 5.75%,
                                      11/15/26                                  478,607
 Aaa         AAA             450      Plymouth, Health Facilities,
                                      (Westhealth), (CGIC),
                                      6.25%, 6/1/16                             493,268
 Aaa         AAA           1,000      St. Louis Park, Health Care
                                      Facilities, (AMBAC), Variable
                                      Rate, 7/1/13(1)                         1,013,750
----------------------------------------------------------------------------------------
                                                                         $    2,363,583
----------------------------------------------------------------------------------------

Insured-Housing -- 2.5%
----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,500      SCA MFMR Receipts, Burnsville,
                                      (FSA), 7.10%, 1/1/30               $    1,641,750
----------------------------------------------------------------------------------------
                                                                         $    1,641,750
----------------------------------------------------------------------------------------

                       See notes to financial statements

Minnesota Municipals Portfolio  as of July 31, 1998
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS CONT'D
--------------------------------------------------------------------------------


Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                           Value
----------------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 4.8%
----------------------------------------------------------------------------------------
 Aaa         AAA        $  3,000      St. Paul, Housing and
                                      Redevelopment Authority, (Civic
                                      Center), (MBIA), 5.45%, 11/1/13    $    3,134,399
----------------------------------------------------------------------------------------
                                                                         $    3,134,399
----------------------------------------------------------------------------------------

Lease Revenue / Certificates of
Participation -- 3.5%
----------------------------------------------------------------------------------------
 Baa1        NR         $    350      Cambridge EDA, 6.25%, 2/1/14       $      362,471
 NR          AA            1,770      Hennepin County,
                                      6.80%, 5/1/17(2)                        1,920,893
----------------------------------------------------------------------------------------
                                                                         $    2,283,364
----------------------------------------------------------------------------------------

Miscellaneous -- 1.5%
----------------------------------------------------------------------------------------
 NR          NR         $  1,000      Red Lake Band of Chippewa
                                      Indians, 6.25%, 8/1/13             $    1,000,480
----------------------------------------------------------------------------------------
                                                                         $    1,000,480
----------------------------------------------------------------------------------------

Nursing Homes -- 1.5%
----------------------------------------------------------------------------------------
 NR          NR         $  1,000      Columbia Heights, Multifamily,
                                      (Crest View), 6.00%, 3/1/33        $    1,005,730
----------------------------------------------------------------------------------------
                                                                         $    1,005,730
----------------------------------------------------------------------------------------

Solid Waste -- 0.7%
----------------------------------------------------------------------------------------
 Aa3         AA-        $    450      Anoka County, Solid Waste
                                      Disposal, National Rural
                                      Utility, (AMT), 6.95%, 12/1/08     $      479,264
----------------------------------------------------------------------------------------
                                                                         $      479,264
----------------------------------------------------------------------------------------

Transportation -- 1.6%
----------------------------------------------------------------------------------------
 Baa1        A          $    500      Puerto Rico Highway and
                                      Transportation Authority,
                                      4.75%, 7/1/38                      $      469,050
 Baa1        A               600      Puerto Rico Highway and
                                      Transportation Authority,
                                      5.00%, 7/1/36                             591,438
----------------------------------------------------------------------------------------
                                                                         $    1,060,488
----------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $59,988,550)                                       $   65,831,744
----------------------------------------------------------------------------------------

AMT -- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1998, 27.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.7% to 18.1% of total investments.

(1)  Security has been issued as an inverse floater bond.
(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(3) Security (or a portion thereof) has been segregated to cover when-issued securities.
(4)  When-issued security.
(5) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. It is the Portfolio's intention to hold the security until maturity.


                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
---------------------   Principal
                         Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                          Value
-----------------------------------------------------------------------------------------
Airlines -- 1.7%
-----------------------------------------------------------------------------------------
 Baa3        BBB-       $  5,100      Port Authority of New York and
                                      New Jersey, (Delta Airlines),
                                      6.95%, 6/1/08                     $     5,557,776
-----------------------------------------------------------------------------------------
                                                                        $     5,557,776
-----------------------------------------------------------------------------------------

Assisted Living -- 2.6%
-----------------------------------------------------------------------------------------
 NR          NR         $  3,750      New Jersey EDA, (Chelsea at
                                      East Brunswick), (AMT),
                                      8.25%, 10/1/20                    $     4,170,600
 NR          NR            3,630      New Jersey EDA, (Forsgate),
                                      (AMT), 8.625%, 6/1/25                   4,212,143
-----------------------------------------------------------------------------------------
                                                                        $     8,382,743
-----------------------------------------------------------------------------------------

Cogeneration -- 4.9%
-----------------------------------------------------------------------------------------
 NR          BBB-       $  1,725      New Jersey EDA, (Trigen
                                      Trenton), (AMT), 6.20%, 12/1/07   $     1,831,398
 NR          BB+          12,750      New Jersey EDA, (Vineland
                                      Cogeneration), (AMT),
                                      7.875%, 6/1/19                         13,987,132
-----------------------------------------------------------------------------------------
                                                                        $    15,818,530
-----------------------------------------------------------------------------------------

Education -- 3.0%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,000      New Jersey Educational
                                      Facilities Authority,
                                      (Princeton Theological),
                                      5.00%, 7/1/22                     $       986,910
 Baa1        A-            2,480      New Jersey Educational
                                      Facilities Authority, (Seton
                                      Hall Univ.), 7.00%, 7/1/21              2,666,050
 NR          NR            8,800      New Jersey Higher Educational
                                      Student Loan Bonds, (AMT),
                                      0.00%, 7/1/10                           3,521,584
 A1          AAA           2,500      Rutgers, The State University
                                      of New Jersey, 6.85%, 5/1/21            2,730,150
-----------------------------------------------------------------------------------------
                                                                        $     9,904,694
-----------------------------------------------------------------------------------------

Electric Utilities -- 3.6%
-----------------------------------------------------------------------------------------
 NR          BBB        $  3,000      Guam Power Authority,
                                      6.75%, 10/1/24                    $     3,340,800
 Baa1        BBB+          6,500      Puerto Rico Electric Power
                                      Authority, 0.00%, 7/1/17                2,497,950
 Baa1        BBB+          2,000      Puerto Rico Electric Power
                                      Authority, 0.00%, 7/1/17                  768,600
 NR          NR         $  4,695      Virgin Islands Water and Power
                                      Authority, 7.40%, 7/1/11          $     5,158,772
-----------------------------------------------------------------------------------------
                                                                        $    11,766,122
-----------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.2%
-----------------------------------------------------------------------------------------
 NR          NR         $    615      New Jersey EDA, (Cadbury
                                      Corp.), Prerefunded to 7/1/01,
                                      7.50%, 7/1/21                     $       687,656
 NR          NR            2,000      New Jersey EDA, (Cadbury
                                      Corp.), Prerefunded to 7/1/01,
                                      8.00%, 7/1/15                           2,263,480
 NR          NR              300      New Jersey EDA, (Cadbury
                                      Corp.), Prerefunded to 7/1/01,
                                      8.70%, 7/1/07                             342,573
 Aaa         AAA           4,000      New Jersey EDA, (Keswick
                                      Pines), Prerefunded to 1/1/04,
                                      8.75%, 1/1/24                           4,904,480
 Aaa         A+            1,000      New Jersey EDA, (Performing
                                      Arts Center), Prerefunded to
                                      6/15/01, 6.75%, 6/15/12                 1,092,420
 NR          NR            1,000      Passaic County, Prerefunded to
                                      9/1/99, 6.70%, 9/1/13                   1,050,760
-----------------------------------------------------------------------------------------
                                                                        $    10,341,369
-----------------------------------------------------------------------------------------

General Obligations -- 4.2%
-----------------------------------------------------------------------------------------
 NR          BBB        $  9,745      Guam, 5.40%, 11/15/18             $     9,776,183
 NR          A+            1,500      Hudson County Improvement
                                      Authority, 6.625%, 8/1/25               1,628,805
 Aa2         NR            3,000      Mercer County Improvement
                                      Authority, 0.00%, 4/1/10                1,717,170
 Baa1        A             1,600      Puerto Rico, 0.00%, 7/1/18                577,792
-----------------------------------------------------------------------------------------
                                                                        $    13,699,950
-----------------------------------------------------------------------------------------

Hospitals -- 13.4%
-----------------------------------------------------------------------------------------
 Baa2        NR         $  5,250      Camden County, Improvement
                                      Authority Revenue, (Cooper
                                      Health System), 6.00%, 2/15/27    $     5,472,653
 A3          A-            2,300      New Jersey Health Care
                                      Facilities Financing
                                      Authority, (Atlantic City
                                      Medical Center), 6.80%, 7/1/11          2,530,483
 Baa2        NR            5,875      New Jersey Health Care
                                      Facilities Financing
                                      Authority, (Deborah Heart and
                                      Lung Center),
                                      6.30%, 7/1/23                           6,221,625
 Baa1        NR            4,000      New Jersey Health Care
                                      Facilities Financing
                                      Authority, (Southern Ocean
                                      County Hospital),
                                      6.25%, 7/1/23                           4,241,160

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)     Principal
---------------------   Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                          Value
-----------------------------------------------------------------------------------------

Hospitals (continued)
-----------------------------------------------------------------------------------------
 Aa2         AAA        $  9,585      New Jersey Health Care
                                      Facilities Financing
                                      Authority, (St. Elizabeth's
                                      Hospital),
                                      6.80%, 8/1/19                     $    10,261,700
 Baa1        A-            3,500      New Jersey Health Care
                                      Facilities, (Capital Health
                                      System),
                                      5.25%, 7/1/17                           3,489,430
 Baa1        A-            1,250      New Jersey Health Care
                                      Facilities, (Capital Health
                                      Systems), 5.125%, 7/1/12                1,236,475
 Baa2        BBB           5,400      New Jersey Health Care
                                      Facilities, (Capital Health
                                      Systems),
                                      6.00%, 7/1/27                           5,652,990
 Baa1        A-            1,750      New Jersey Health Care
                                      Facilities, (Capital Health
                                      System),
                                      5.25%, 7/1/27                           1,723,803
 NR          BBB+          2,720      New Jersey Health Care
                                      Facilities, (Holy Name
                                      Hospital),
                                      6.00%, 7/1/25                           2,847,432
-----------------------------------------------------------------------------------------
                                                                        $    43,677,751
-----------------------------------------------------------------------------------------

Housing -- 3.0%
-----------------------------------------------------------------------------------------
 NR          AAA        $  1,000      Guam Housing Corp., Single
                                      Family, 5.75%, 9/1/31             $     1,063,300
 NR          A+            1,250      New Jersey HFA,
                                      7.25%, 11/1/22                          1,315,688
 NR          AAA           2,000      New Jersey HFA, (Presidential
                                      Plaza), (FHA), 6.95%, 5/1/13            2,163,960
 NR          AAA           3,700      New Jersey HFA, (Presidential
                                      Plaza), (FHA), 7.00%, 5/1/30            4,002,993
 NR          A+            1,000      New Jersey HFA, Rental
                                      Housing, (AMT), 7.10%, 5/1/22           1,064,840
-----------------------------------------------------------------------------------------
                                                                        $     9,610,781
-----------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 10.4%
-----------------------------------------------------------------------------------------
 NR          NR         $  4,000      Middlesex County Pollution
                                      Control Financing Authority,
                                      (Amerada Hess Corp.), 6.875%,
                                      12/1/22                           $     4,367,440
 NR          NR            2,000      Middlesex County Pollution
                                      Control Financing Authority,
                                      (Amerada Hess Corp.), 7.875%,
                                      6/1/22                                  2,306,620
 Aa1         NR            3,000      New Jersey EDA, (Garden State
                                      Paper Co.), 7.125%, 4/1/22              3,287,430
 Baa1        BBB+          2,135      New Jersey EDA, (GATX
                                      Terminals Corp.), 7.30%, 9/1/19         2,432,341
 NR          NR            1,500      New Jersey EDA, (Holt
                                      Hauling), 7.90%, 3/1/27                 1,711,080
 NR          NR            5,640      New Jersey EDA, (Holt
                                      Hauling), 8.95%, 12/15/18               6,306,874
 NR          NR            1,160      New Jersey EDA, (National
                                      Association of Accountants),
                                      7.65%, 7/1/09                           1,240,284
 NR          NR            2,000      New Jersey EDA, (The Seeing
                                      Eye, Inc.), 7.30%, 4/1/11               2,125,080
 Baa3        BBB-          2,250      Puerto Rico Port Authority,
                                      (American Airlines), (AMT),
                                      6.25%, 6/1/26                           2,432,588
 Baa3        BBB-          5,550      Puerto Rico Port Authority,
                                      (American Airlines), (AMT),
                                      6.30%, 6/1/23                           5,890,437
 NR          BBB           1,520      South Jersey Transportation
                                      Authority, (Raytheon
                                      Aircraft), 6.15%, 1/1/22                1,623,208
-----------------------------------------------------------------------------------------
                                                                        $    33,723,382
-----------------------------------------------------------------------------------------

Insured-Education -- 0.3%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $    845      New Jersey Educational
                                      Facilities Authority, (Seton
                                      Hall University), (BIGI),
                                      6.85%, 7/1/19                     $       883,270
-----------------------------------------------------------------------------------------
                                                                        $       883,270
-----------------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.4%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,150      New Jersey EDA, (New Jersey
                                      American Water Co.), (AMT)
                                      (FGIC), 6.875%, 11/1/34           $     1,294,521
-----------------------------------------------------------------------------------------
                                                                        $     1,294,521
-----------------------------------------------------------------------------------------

Insured-General Obligations -- 1.2%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $  3,815      Middletown Township, Board of
                                      Education, (MBIA),
                                      5.80%, 8/1/23                     $     4,019,064
-----------------------------------------------------------------------------------------
                                                                        $     4,019,064
-----------------------------------------------------------------------------------------

Insured-Hospitals -- 4.2%
-----------------------------------------------------------------------------------------
 Aaa         NR         $  4,250      New Jersey EDA, (Hillcrest
                                      Health Services), (AMBAC),
                                      0.00%, 1/1/19                     $     1,526,090
 Aaa         NR            3,000      New Jersey EDA, (Hillcrest
                                      Health Services), (AMBAC),
                                      0.00%, 1/1/21                             970,140
 Aaa         NR           10,620      New Jersey EDA, (St.
                                      Barnabas), (MBIA), 0.00%,
                                      7/1/26                                  2,582,253

                       See notes to financial statements

New Jersey Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)     Principal
---------------------   Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                          Value
-----------------------------------------------------------------------------------------

Insured-Hospitals (continued)
-----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,570      New Jersey Health Care
                                      Facilities Financing
                                      Authority, (Cathedral Health
                                      Services) (MBIA),
                                      7.25%, 2/15/21                    $     1,720,987
 Aaa         AAA           2,415      New Jersey Health Care
                                      Facilities Financing
                                      Authority, (Cathedral Health
                                      Services), (MBIA),
                                      5.20%, 8/1/15                           2,434,779
 Aaa         AAA           2,000      New Jersey Health Care
                                      Facilities Financing
                                      Authority, (Hackensack Medical
                                      Center) (FGIC),
                                      6.25%, 7/1/21                           2,122,360
 Aaa         AAA           2,000      New Jersey Health Care
                                      Facilities Financing
                                      Authority, (Hackensack Medical
                                      Center), (MBIA),
                                      5.00%, 1/1/28                           1,941,440
 Aaa         AAA             500      New Jersey Health Care
                                      Facilities Financing
                                      Authority, (Medical Center at
                                      Princeton), (AMBAC), 5.00%,
                                      7/1/28                                    486,735
-----------------------------------------------------------------------------------------
                                                                        $    13,784,784
-----------------------------------------------------------------------------------------

Insured-Housing -- 0.8%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $  1,040      New Jersey HFA, (AMT), (MBIA),
                                      7.70%, 10/1/29                    $     1,082,515
 Aaa         AAA           1,550      Pennsauken Township, Housing
                                      Finance Corp., (MBIA),
                                      8.00%, 4/1/11                           1,609,133
-----------------------------------------------------------------------------------------
                                                                        $     2,691,648
-----------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of
Participation -- 4.1%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $  3,900      Atlantic County, Public
                                      Facilities Lease Agreement,
                                      (FGIC),
                                      6.00%, 3/1/13                     $     4,382,235
 Aaa         AAA           2,500      Hudson County Improvement
                                      Authority, Secondary Yield
                                      Curve Notes, (FGIC) Variable
                                      Rate, 12/1/25(1)(2)                     2,901,150
 Aaa         AAA           1,750      Hudson County, Correctional
                                      Facility, (MBIA),
                                      6.50%, 12/1/11                          1,894,620
 Aaa         AAA           1,800      Middlesex County, Certificates
                                      of Participation, (MBIA),
                                      6.125%, 2/15/19                         1,950,966
 Aaa         AAA           2,020      University of Medicine and
                                      Dentistry, Certificates of
                                      Participation, (MBIA),
                                      6.75%, 12/1/09                          2,130,494
-----------------------------------------------------------------------------------------
                                                                        $    13,259,465
-----------------------------------------------------------------------------------------

Insured-Transportation -- 5.1%
-----------------------------------------------------------------------------------------
 NR          AAA        $  5,000      New Jersey Turnpike Authority,
                                      "RITES" (MBIA), Variable
                                      Rate, 1/1/16(1)                   $     6,729,350
 Aaa         AAA           7,450      New Jersey Turnpike Authority,
                                      (MBIA), 6.50%, 1/1/16                   8,782,134
 Aaa         AAA           1,000      New Jersey Turnpike Authority,
                                      (MBIA), 6.50%, 1/1/16                   1,178,810
-----------------------------------------------------------------------------------------
                                                                        $    16,690,294
-----------------------------------------------------------------------------------------
Insured-Water and Sewer -- 0.9%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $  2,500      Middlesex County, Utilities
                                      Authority, (MBIA), Variable
                                      Rate, 8/15/10                     $     2,884,275
-----------------------------------------------------------------------------------------
                                                                        $     2,884,275
-----------------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 4.1%
-----------------------------------------------------------------------------------------
 Baa1        A-         $    720      Atlantic County, Public
                                      Facilities Lease Agreement,
                                      8.875%, 1/15/14                   $       991,685
 Baa1        A-              785      Atlantic County, Public
                                      Facilities Lease Agreement,
                                      8.875%, 1/15/15                         1,091,221
 A1          NR            1,000      Bedminster Township, Board of
                                      Education, 7.125%, 9/1/10               1,092,690
 Aa          AA-           2,000      Mercer County Improvement
                                      Authority, (Richard J. Hughes
                                      Justice), 6.05%, 1/1/15                 2,002,880
 Aa          AA-           1,500      Mercer County Improvement
                                      Authority, (Richard J. Hughes
                                      Justice), 6.05%, 1/1/16                 1,502,160
 Aa          AA-           1,500      Mercer County Improvement
                                      Authority, (Richard J. Hughes
                                      Justice), 6.05%, 1/1/17                 1,502,115
 Aa2         AA-           2,591      New Jersey Building Authority,
                                      (Garden State Savings Bonds),
                                      0.00%, 6/15/10                          1,468,553
 A1          A+            5,500      New Jersey EDA, Economic
                                      Recovery Fund, 0.00%, 3/15/13           2,622,400
 A1          A+            1,650      New Jersey EDA, State
                                      Contract, 0.00%, 9/15/09                  970,398
-----------------------------------------------------------------------------------------
                                                                        $    13,244,102
-----------------------------------------------------------------------------------------

Life Care -- 0.5%
-----------------------------------------------------------------------------------------
 NR          NR         $  1,480      New Jersey EDA, (Hudson County
                                      Occupational Center),
                                      6.50%, 7/1/18                     $     1,497,642
-----------------------------------------------------------------------------------------
                                                                        $     1,497,642
-----------------------------------------------------------------------------------------

                       See notes to financial statements

New Jersey Municipals Portfolio  as of July 31, 1998
-----------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)
---------------------   Principal
                        Amount
            Standard    (000's
Moody's     & Poor's    omitted)      Security                          Value
-----------------------------------------------------------------------------------------

Nursing Homes -- 1.3%
-----------------------------------------------------------------------------------------
 NR          NR         $  1,400      New Jersey EDA, (Claremont
                                      Health System, Inc.),
                                      9.10%, 9/1/22                     $     1,588,818
 NR          NR            2,500      New Jersey EDA, (Victoria
                                      Health Corp.), 7.65%, 1/1/14            2,751,200
-----------------------------------------------------------------------------------------
                                                                        $     4,340,018
-----------------------------------------------------------------------------------------

Solid Waste -- 0.7%
-----------------------------------------------------------------------------------------
 NR          NR         $  2,350      Union County, Utilities
                                      Authority, (AMT), 7.20%,
                                      6/15/14                           $     2,355,852
-----------------------------------------------------------------------------------------
                                                                        $     2,355,852
-----------------------------------------------------------------------------------------

Special Tax Revenue -- 5.8%
-----------------------------------------------------------------------------------------
 NR          NR         $  7,600      New Jersey Sports and
                                      Exposition Authority,
                                      (Monmouth Park), 8.00%,
                                      1/1/25(3)                         $     8,660,352
 NR          NR            8,850      Virgin Islands Public Finance
                                      Authority, 7.25%, 10/1/18              10,065,724
-----------------------------------------------------------------------------------------
                                                                        $    18,726,076
-----------------------------------------------------------------------------------------

Transportation -- 19.1%
-----------------------------------------------------------------------------------------
 NR          BBB        $  1,400      Guam Airport Authority,
                                      6.50%, 10/1/23                    $     1,523,844
 NR          BBB           2,000      Guam Airport Authority, (AMT),
                                      6.70%, 10/1/23                          2,187,300
 Aa3         A+            3,500      New Jersey Turnpike Authority,
                                      5.00%, 6/15/17                          3,455,620
 A1          AA-           5,000      Port Authority of New York and
                                      New Jersey, 5.375%, 3/1/28              5,271,800
 A1          AA-          19,000      Port Authority of New York and
                                      New Jersey, 6.125%, 6/1/24             21,942,909
 A1          AA-           4,750      Port Authority of New York and
                                      New Jersey, (AMT),
                                      6.25%, 1/15/27                          5,045,260
 NR          NR            5,000      Port Authority of New York and
                                      New Jersey, (KIAC),
                                      6.75%, 10/1/19                          5,507,000
 Baa1        A             2,500      Puerto Rico Highway and
                                      Transportation Authority,
                                      4.75%, 7/1/38                           2,345,250
 Baa1        A             6,625      Puerto Rico Highway and
                                      Transportation Authority,
                                      5.00%, 7/1/36                           6,530,461
 Baa1        A             7,825      Puerto Rico Highway and
                                      Transportation Authority,
                                      5.50%, 7/1/36                           8,241,290
-----------------------------------------------------------------------------------------
                                                                        $    62,050,734
-----------------------------------------------------------------------------------------

Water and Sewer -- 1.5%
-----------------------------------------------------------------------------------------
 A3          A          $  4,500      New Jersey EDA, Elizabethtown
                                      Water Revenue, (AMT),
                                      6.70%, 8/1/21                     $     4,826,745
 Aa2         AA               80      New Jersey Wastewater
                                      Treatment Trust, 6.875%,
                                      6/15/09                                    85,673
 Aa2         AA               20      New Jersey Wastewater
                                      Treatment Trust, 7.00%, 6/15/10            21,444
-----------------------------------------------------------------------------------------
                                                                        $     4,933,862
-----------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $292,277,246)                                     $   325,138,705
-----------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1998, 17.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.3% to 12.6% of total investments.

(1)  Security has been issued as an inverse floater bond.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. It is the Portfolio's intention to hold the security until maturity.
(3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1998
PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings
(Unaudited)         Principal
-------------       Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------

Assisted Living -- 4.1%
--------------------------------------------------------------------------------
 NR        NR       $ 5,000     Chester IDA, (Senior Life
                                Choice of Kimberton),
                                (AMT),
                                8.50%, 9/1/25               $  5,729,450
 NR        NR         2,680     Chester IDA, (Senior Life
                                Choice of Paoli, L.P.),
                                8.05%, 1/1/24                  2,998,277
 NR        NR         5,000     Delaware IDA, (Glen
                                Riddle), (AMT), 8.625%,
                                9/1/25                         5,764,750
--------------------------------------------------------------------------------
                                                            $ 14,492,477
--------------------------------------------------------------------------------

Cogeneration -- 2.7%
--------------------------------------------------------------------------------
 NR        BBB-     $ 9,000     Pennsylvania EDA,
                                (Northampton Generating),
                                (AMT),
                                6.50%, 1/1/13               $  9,572,489
--------------------------------------------------------------------------------
                                                            $  9,572,489
--------------------------------------------------------------------------------

Colleges and Universities -- 3.7%
--------------------------------------------------------------------------------
 NR        AAA      $ 2,000     Lehigh County General
                                Purpose Authority,
                                (Allentown College of St.
                                Francis), 6.75%,
                                12/15/12/(1)/               $  2,155,200
 NR        BBB-       1,100     Lehigh County General
                                Purpose Authority, (Cedar
                                Crest College), 6.70%,
                                4/1/26                         1,194,996
 NR        BBB-       3,000     Pennsylvania Higher
                                Educational Facilities
                                Authority, (Gwynedd-Mercy
                                College), 5.60%, 11/1/22       3,014,820
 NR        BBB+       2,000     Pennsylvania Higher
                                Educational Facilities
                                Authority, (Ursinns
                                College), 5.90%, 1/1/27        2,086,060
 NR        A-         4,225     Scranton-Lackawanna,
                                (University of Scranton),
                                6.40%, 3/1/07                  4,532,834
--------------------------------------------------------------------------------
                                                            $ 12,983,910
--------------------------------------------------------------------------------

Electric Utilities -- 2.8%
--------------------------------------------------------------------------------
 Baa3      BB-      $   500     Beaver IDA, (Ohio Edison
                                Co.), 7.75%, 9/1/24         $    525,105
 Baa1      BBB+       3,250     Delaware IDA,
                                (Philadelphia Electric
                                Co.), 7.375%, 4/1/21           3,513,250
 Baa2      BBB+       4,070     Montgomery IDA,
                                (Philadelphia Electric
                                Co.), (AMT),
                                7.60%, 4/1/21                  4,405,816
 NR        NR         1,385     Virgin Islands Water and
                                Power Authority, 7.40%,
                                7/1/11                         1,521,810
--------------------------------------------------------------------------------
                                                            $  9,965,981
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 6.6%
--------------------------------------------------------------------------------
 NR        NR       $ 4,315     Hazelton Luzerne, (Saint
                                Joseph Medical Center),
                                Prerefunded to 7/1/03,
                                8.375%, 7/1/12              $  5,085,788
 Aaa       AAA        5,000     Philadelphia Hospital and
                                Higher Education
                                Authority, (FGIC),
                                Prerefunded to 2/15/04,
                                Variable Rate, 3/6/12/(2)/     5,225,000
 Baa2      NR         4,115     Somerset, (Community
                                Hospital), Prerefunded to
                                3/1/02,
                                6.75%, 3/1/11                  4,466,956
 Aaa       AAA        4,845     Westmoreland Municipal
                                Authority, (FGIC),
                                Escrowed to Maturity,
                                0.00%, 8/15/19                 1,611,883
 Aaa       AAA        5,400     Westmoreland Municipal
                                Authority, (FGIC),
                                Escrowed to Maturity,
                                0.00%, 8/15/20                 1,753,218
 Aaa       AAA        5,780     Westmoreland Municipal
                                Authority, (FGIC),
                                Escrowed to Maturity,
                                0.00%, 8/15/20                 1,817,116
 NR        NR         2,750     Wilkins Area IDA,
                                (Fairview Extended Care),
                                Prerefunded to 1/1/01,
                                10.25%, 1/1/21                 3,212,083
--------------------------------------------------------------------------------
                                                            $ 23,172,044
--------------------------------------------------------------------------------

General Obligations -- 3.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 5,600     Berks, (FGIC), Variable
                                Rate, 11/10/20/(7)/         $  6,741,000
 NR        A          3,000     Dauphin, 6.90%, 6/1/26         3,207,390
 A1        A+         2,050     Lower Providence Township
                                Sewer Authority, 6.75%,
                                5/1/22                         2,232,573
 Baa1      A          1,000     Puerto Rico, 4.50%, 7/1/23       904,750
--------------------------------------------------------------------------------
                                                            $ 13,085,713
--------------------------------------------------------------------------------

Hospitals -- 14.6%
--------------------------------------------------------------------------------
 A3        NR       $ 5,330     Allegheny County HDA,(St.
                                Francis Medical Center),
                                5.75%, 5/15/27              $  5,495,923
 NR        AAA        2,300     Allegheny IDA,
                                (Presbyterian Medical
                                Center), 6.75%, 2/1/26         2,525,147
 Baa       BBB        2,000     Dauphin County Hospital
                                Authority, (Community
                                General Osteopathic
                                Hospital), 7.375%, 6/1/16      2,183,540
 NR        BBB        1,150     Horizon Hospital Systems
                                Authority, (Horizon
                                Hospital Systems, Inc.),
                                6.35%, 5/15/26                 1,229,856
 A         NR         2,670     Indiana County Hospital
                                Authority, (Indiana
                                Hospital), 7.125%, 7/1/23      2,933,956


                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings
(Unaudited)         Principal
-------------       Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
 A3        A        $ 3,250     Lehigh County Hospital
                                Authority, (Muhlenberg
                                Hospital),
                                6.60%, 7/15/22              $  3,591,023
 NR        BBB-       3,500     McKean County Hospital
                                Authority, (Bradford
                                Hospital),
                                6.00%, 10/1/13                 3,592,750
 A3        A-         2,550     Monroeville Hospital
                                Authority, (Forbes Health
                                System),
                                6.25%, 10/1/15                 2,378,640
 Baa2      NR         1,375     Montgomery Hospital
                                Authority, (Montgomery
                                Hospital Medical Center),
                                6.60%, 7/1/10                  1,482,264
 NR        BBB+       2,615     Montgomery Hospital
                                Authority, (Pottstown
                                Medical Center), 6.875%,
                                11/15/20                       2,888,974
 A         BBB+       8,500     Pennsylvania HEFA,
                                (Albert
                                Einstein Medical Center),
                                7.625%, 4/1/11                 8,887,855
 A3        A            500     Pennsylvania HEFA,
                                (Allegheny General
                                Hospital),
                                7.25%, 9/1/17                    446,295
 B2        BB         5,625     Philadelphia HEFA,
                                6.625%, 7/1/21                 2,818,913
 B2        BB         7,115     Philadelphia HEFA,
                                7.25%, 7/1/18                  3,564,900
 A3        NR         7,000     Washington County
                                Hospital Authority,
                                (Monongahela Valley
                                Hospital), 6.75%, 12/1/08      7,623,000
--------------------------------------------------------------------------------
                                                            $ 51,643,036
--------------------------------------------------------------------------------

Housing -- 6.1%
--------------------------------------------------------------------------------
 NR        AAA      $ 2,870     Allegheny, SFMR, (Ladies
                                Grand Army), (FHA),
                                6.35%, 10/1/36              $  3,098,050
 Aa2       AA         1,000     Pennsylvania HFA, (AMT),
                                Variable Rate, 10/3/23/(2)/    1,135,000
 Aa2       AA+        2,000     Pennsylvania HFA, SFMR,
                                (AMT), 6.15%, 10/1/27          2,105,320
 Aa        AA+        8,350     Pennsylvania HFA, SFMR,
                                (AMT), 7.50%, 10/1/25          9,102,669
 A1        AAA        1,000     Pittsburgh Urban
                                Redevelopment Authority,
                                7.125%, 4/1/15                 1,049,360
 Aa2       AAA          265     Pittsburgh Urban
                                Redevelopment Authority,
                                7.45%, 4/1/10                    279,776
 Aa2       AAA        3,385     Pittsburgh Urban
                                Redevelopment Authority,
                                (AMT),
                                7.10%, 4/1/24                  3,684,674
 A1        AAA        1,055     Pittsburgh Urban
                                Redevelopment Authority,
                                (AMT),
                                7.40%, 4/1/24                  1,111,200
--------------------------------------------------------------------------------
                                                            $ 21,566,049
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 19.5%
--------------------------------------------------------------------------------
 A3        BBB+     $ 6,450     Butler County IDA, (Witco
                                Corp.), 5.85%, 12/1/23      $  6,732,317
 NR        BB-        1,005     Clearfield County IDA,
                                (Kmart Corp.), 6.80%,
                                5/15/07                        1,078,053
 NR        A          4,000     Franklin County IDA,
                                (Corning, Inc.), 6.25%,
                                8/1/05                         4,450,600
 A2        A         12,000     New Morgan IDA, (New
                                Morgan Landfill), (AMT),
                                6.50%, 4/1/19                 13,062,239
 NR        BBB-       9,000     Pennsylvania EDA,
                                (Colver), (AMT), 7.125%,
                                12/1/15                       10,033,199
 NR        BBB-       5,000     Pennsylvania EDA,
                                (Colver), (AMT), 7.15%,
                                12/1/18                        5,589,300
 Baa2      BBB-       5,000     Pennsylvania IDA,
                                (MacMillan Bloedel),
                                (AMT),
                                7.60%, 12/1/20                 5,562,900
 Baa3      BBB        4,450     Pennsylvania IDA, (Sun
                                Company), (AMT), 7.60%,
                                12/1/24                        5,198,357
 NR        NR         6,500     Philadelphia IDA,
                                (Refrigerated
                                Enterprises), (AMT),
                                9.05%, 12/1/19                 7,371,260
 Baa3      BBB-       5,000     Puerto Rico Port
                                Authority, (American
                                Airlines), (AMT), 6.25%,
                                6/1/26                         5,405,750
 Baa3      BBB-       2,800     Puerto Rico Port
                                Authority, (American
                                Airlines), (AMT), 6.30%,
                                6/1/23                         2,971,752
 NR        BB-        1,105     Shamokin IDA, (Kmart
                                Corp.), 6.70%, 7/1/07          1,189,201
--------------------------------------------------------------------------------
                                                            $ 68,644,928
--------------------------------------------------------------------------------

Insured-Education -- 2.8%
--------------------------------------------------------------------------------
 Aaa       NR       $ 3,000     Delaware County,
                                (Villanova University),
                                (MBIA),
                                5.00%, 12/1/28              $  2,910,930
 Aaa       AAA        2,500     Pennsylvania Higher
                                Education Student Loan,
                                (AMBAC), (AMT), 7.15%,
                                9/1/21                         2,700,975
 Aaa       AAA        1,500     Pennsylvania Higher
                                Education Student Loan,
                                (AMBAC), (AMT), Variable
                                Rate, 3/1/22/(2)/              1,685,625
 Aaa       AAA          700     Pennsylvania Higher
                                Education Student Loan,
                                (AMBAC), (AMT), Variable
                                Rate, 9/1/26/(2)/                809,375
 Aaa       AAA        1,750     University of Pittsburgh,
                                (FGIC), 5.125%, 6/1/22         1,728,528
-------------------------------------------------------------------------------
                                                            $  9,835,433
-------------------------------------------------------------------------------

                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1998
PORTFOLIO OF INVESTMENTS CONT'D




Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 4,000     Beaver IDA, (Ohio Edison
                                Co.), (FGIC), 7.00%,
                                6/1/21                      $  4,334,560
 Aaa       AAA       10,000     Beaver IDA, (Ohio Edison
                                Co.), (FGIC), 7.05%,
                                10/1/20                       11,485,699
 Aaa       AAA        3,800     Puerto Rico Electric
                                Power Authority,
                                "STRIPES", (FSA),
                                Variable Rate, 7/1/02(2)       4,189,500
--------------------------------------------------------------------------------
                                                            $ 20,009,759
--------------------------------------------------------------------------------

Insured-General Obligations -- 6.9%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 2,170     Elizabeth Forward School
                                District, (MBIA), 0.00%,
                                9/1/20                      $    680,621
 Aaa       AAA        2,170     Elizabeth Forward School
                                District, (MBIA), 0.00%,
                                9/1/21                           645,228
 Aaa       AAA        2,170     Elizabeth Forward School
                                District, (MBIA), 0.00%,
                                9/1/22                           611,332
 Aaa       AAA        2,170     Elizabeth Forward School
                                District, (MBIA), 0.00%,
                                9/1/23                           579,151
 Aaa       AAA        2,500     Erie School District,
                                (MBIA), 0.00%, 5/1/19            866,875
 Aaa       AAA        2,625     Erie School District,
                                (MBIA), 0.00%, 5/1/20            864,938
 Aaa       AAA        2,625     Erie School District,
                                (MBIA), 0.00%, 5/1/21            821,704
 Aaa       AAA        3,625     Erie School District,
                                (MBIA), 0.00%, 5/1/22          1,077,278
 Aaa       AAA        5,000     Hampton Township School
                                District, (FGIC), 5.00%,
                                9/1/27                         4,854,350
 Aaa       NR         2,365     Harrisburg, (AMBAC),
                                0.00%, 3/15/17                   894,467
 Aaa       AAA        5,175     Hazelton School District,
                                (FGIC), 0.00%, 3/1/21          1,580,756
 Aaa       NR         1,000     Hopewell School District,
                                (FSA), 0.00%, 9/1/22             284,380
 Aaa       AAA        7,500     Keystone Oaks School
                                District, (AMBAC),
                                Variable Rate, 9/1/16(2)       8,681,250
 Aaa       AAA        1,430     Mars Area School
                                District, (MBIA), 0.00%,
                                3/1/14                           641,584
 Aaa       AAA          655     Rochester Area School
                                District, (AMBAC), 0.00%,
                                5/1/10                           368,320
 Aaa       AAA        1,000     Venango County, (AMBAC),
                                6.30%, 12/1/19                 1,076,600
--------------------------------------------------------------------------------
                                                            $ 24,528,834
--------------------------------------------------------------------------------

Insured-Hospitals -- 5.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 4,550     Allegheny County HDA,
                                (MBIA), 5.625%, 4/1/27      $  4,738,598
 Aaa       AAA        3,750     Allegheny County Hospital
                                Authority, (Magee-Womens
                                Hospital), (FGIC),
                                0.00%, 10/1/15                 1,537,950
 Aaa       AAA        1,170     Allegheny County,
                                (Children's Hospital of
                                Pittsburgh), (MBIA),
                                6.75%, 7/1/08                  1,228,968
 Aaa       AAA        2,500     Armstrong County Hospital
                                Authority, (Saint Francis
                                Health Care), (AMBAC),
                                6.00%, 8/15/08                 2,676,350
 Aaa       AAA        1,400     Armstrong County Hospital
                                Authority, (Saint Francis
                                Health Care), (AMBAC),
                                6.25%, 6/1/13                  1,508,892
 Aaa       AAA          775     Carbon County Hospital
                                Authority, (Gnaden
                                Memorial Hospital),
                                (AMBAC), 7.00%, 11/15/14         834,605
 Aaa       AAA          750     Erie County Hospital
                                Authority, (Hamot Health
                                System), (AMBAC), 7.10%,
                                2/15/10                          818,790
 Aaa       NR         4,000     Lehigh County Hospital
                                Authority, (Lehigh Valley
                                Health Network), (MBIA),
                                5.00%, 7/1/28                  3,841,040
 Aaa       AAA        1,000     Montgomery County HEFA,
                                (Abington Memorial
                                Hospital) (AMBAC),
                                Variable Rate, 7/5/11(2)       1,172,500
--------------------------------------------------------------------------------
                                                            $ 18,357,693
--------------------------------------------------------------------------------

Insured-Industrial Development Revenue -- 0.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 1,000     Delaware County,
                                (Philadelphia Water),
                                (AMT), (FGIC),
                                6.35%, 8/15/25              $  1,095,570
--------------------------------------------------------------------------------
                                                            $  1,095,570
--------------------------------------------------------------------------------

Insured-Transportation -- 1.7%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 2,000     Allegheny County Port
                                Authority, (Pittsburgh
                                International Airport),
                                (MBIA), 5.00%, 1/1/19       $  1,956,100
 Aaa       AAA        2,000     Allegheny County Port
                                Authority, (Pittsburgh
                                International Airport),
                                (MBIA), (AMT), 5.25%,
                                1/1/16                         2,007,080


                       See notes to financial statements

Pennsylvania Municipals Portfolio as of July 31, 1998
PORTFOLIO OF INVESTMENTS CONT'D




Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000's
Moody's   & Poor's  omitted)    Security                    Value
--------------------------------------------------------------------------------

Insured-Transportation (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $ 2,000     Philadelphia Authority
                                For Industrial
                                Development,
                                (Philadelphia Airport
                                System), (FGIC), (AMT),
                                5.00%, 7/1/16               $  1,954,800
--------------------------------------------------------------------------------
                                                            $  5,917,980
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 2.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $ 2,500     Philadelphia Water and
                                Wastewater, (CGIC),
                                Variable Rate, 6/15/12(2)   $  2,712,500
 Aaa       AAA        3,490     Pittsburgh Water and
                                Sewer Authority, (FGIC),
                                4.75%, 9/1/16                  3,336,754
 Aaa       AAA        3,000     Pittsburgh Water and
                                Sewer Authority, (FSA),
                                5.00%, 9/1/19                  2,951,880
--------------------------------------------------------------------------------
                                                            $  9,001,134
--------------------------------------------------------------------------------

Life Care -- 3.2%
--------------------------------------------------------------------------------
 NR        NR       $ 4,050     Delaware County, (White
                                Horse Village), 7.50%,
                                7/1/18                      $  4,438,476
 NR        BBB+       3,620     Delaware HFA,
                                5.75%, 12/15/22                3,970,126
 Baa2      BBB+       3,060     Hazleton HFA, (Hazelton
                                General Hospital), 5.50%,
                                7/1/27                         3,042,283
--------------------------------------------------------------------------------
                                                            $ 11,450,885
--------------------------------------------------------------------------------

Nursing Homes -- 2.2%
--------------------------------------------------------------------------------
 NR        NR       $ 1,230     Chartiers Valley IDA,
                                (Beverly Enterprises,
                                Inc.),
                                5.375%, 6/1/07              $  1,236,937
 NR        NR         3,500     Montgomery IDA,
                                (Advancement of Geriatric
                                Health Care Institute),
                                8.375%, 7/1/23                 3,786,300
 NR        NR         1,100     Philadelphia HEFA, (The
                                Philadelphia Protestant
                                Home), 6.50%, 7/1/27           1,146,728
 NR        NR         1,445     Westmoreland County IDA,
                                (Highland Health Systems,
                                Inc.), 9.25%, 6/1/22           1,645,277
--------------------------------------------------------------------------------
                                                            $  7,815,242
--------------------------------------------------------------------------------

Pooled Loans -- 5.6%
--------------------------------------------------------------------------------
 NR        AA-      $16,950     Pennsylvania Finance
                                Authority, Beaver County,
                                6.60%, 11/1/09              $ 18,763,988
 NR        AA+          870     Pennsylvania
                                Infrastructure Investment
                                Authority, (Pennvest),
                                6.80%, 9/1/10                    957,661
--------------------------------------------------------------------------------
                                                            $ 19,721,649
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $327,484,420)                          $352,860,806
--------------------------------------------------------------------------------
AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1998, 30% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.8% to 13.9%.
(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2) Security has been issued as an inverse floater bond.

                       See notes to financial statements

Texas Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS



Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)     Security                            Value
--------------------------------------------------------------------------------

Assisted Living -- 3.3%
--------------------------------------------------------------------------------
NR        NR        $500         Bell County, Health
                                 Facilities, (Care Institute,
                                 Inc., Texas), 9.00%, 11/1/24        $  573,925
--------------------------------------------------------------------------------
                                                                     $  573,925
--------------------------------------------------------------------------------

Education -- 1.4%
--------------------------------------------------------------------------------
A         NR        $240         Brazos, Higher Education
                                 Authority, (AMT), 6.50%, 6/1/04     $  254,206
--------------------------------------------------------------------------------
                                                                     $  254,206
--------------------------------------------------------------------------------

Escrowed/Prerefunded -- 4.3%
--------------------------------------------------------------------------------
NR        NR        $200         Bexar County, Health Facilities,
                                 (St. Luke's Lutheran), Escrowed
                                 to Maturity, 7.00%, 5/1/21          $  251,234
Aaa       NR         100         Ector County, Hospital
                                 District, Prerefunded to
                                 6/1/02, 7.30%, 4/15/12                 112,503
Baa1      BBB        185         Gulf Coast Waste Disposal
                                 Authority, (Champion
                                 International), (AMT),
                                 Prerefunded to 04/01/02,
                                 7.25%, 4/1/17                          206,917
Aaa       AAA        150         Texas National Research
                                 Lab Super Collider, Escrowed
                                 to Maturity, 6.95%, 12/1/12            177,335
--------------------------------------------------------------------------------
                                                                     $  747,989
--------------------------------------------------------------------------------

General Obligations -- 15.2%
--------------------------------------------------------------------------------
Aaa       AAA     $1,000         Bastrop, Independent School
                                 District, (PSF), 0.00%, 2/15/13     $  480,170
NR        NR         500         Leander, 6.75%, 8/15/16                578,240
Aaa       NR       1,000         New Braunfel Independent School
                                 District, (PSF), 0.00%, 2/1/13         481,120
Aa2       AA         690         Texas Veterans' Housing
                                 Assistance U.T., (AMT),
                                 6.70%, 12/1/24                         738,328
Aa2       AA         345         Texas Veterans' Housing
                                 Assistance U.T., (AMT),
                                 6.80%, 12/1/23                         371,286
--------------------------------------------------------------------------------
                                                                     $2,649,144
--------------------------------------------------------------------------------

Hospitals -- 6.9%
--------------------------------------------------------------------------------
NR        BBB+      $500         Denison Hospital Authority,
                                 (Texoma Medical Center),
                                 7.10%, 8/15/24                      $  558,780
A3        NR         100         Harris County, Hospital
                                 District, (Memorial),
                                 7.125%, 6/1/15                         112,157
A2        NR        $500         Tarrant County,
                                 (Methodist Health System),
                                 6.00%, 9/1/24                       $  542,485
--------------------------------------------------------------------------------
                                                                     $1,213,422
--------------------------------------------------------------------------------

Housing -- 24.8%
--------------------------------------------------------------------------------
NR        AAA       $ 80         Bexar County, HFC,
                                 8.10%, 3/1/24                       $   84,744
NR        AAA        500         Dallas, HFC, (GNMA),
                                 7.95%, 12/1/23                         528,740
NR        AAA        150         North Central County,
                                 HFC, (GNMA), 7.875%,
                                 10/1/22                                158,099
NR        AAA      1,000         Texas Department of
                                 Housing and Community Affairs,
                                 (Meadow Ridge Apartments),
                                 (AMT), 5.55%, 8/1/30                 1,016,659
NR        A          500         Texas Department of
                                 Housing and Community Affairs,
                                 (NHP Foundation-Asmara),
                                 6.40%, 1/1/27                          536,895
NR        AAA        500         Texas Department of Housing and
                                 Community Affairs, (Pebble Brook
                                 Apartments), (AMT), 5.50%, 12/1/18     503,075
NR        A          750         Travis County HFC, (Travis
                                 Station Apartments),
                                 6.75%, 4/1/19                          795,420
NR        AAA        665         Travis County, HFC, (GNMA)
                                 (FNMA), 7.05%, 12/1/25                 710,267
--------------------------------------------------------------------------------
                                                                     $4,333,899
--------------------------------------------------------------------------------

Industrial Development Revenue/Pollution
Control Revenue -- 15.5%
--------------------------------------------------------------------------------
Baa2      BBB       $505         Alliance Airport Authority,
                                 (American Airlines), (AMT),
                                 7.50%, 12/1/29                      $  544,451
Baa2      BBB-       225         Dallas-Fort Worth Airport,
                                 (American Airlines), (AMT),
                                 7.50%, 11/1/25                         242,233
Baa1      BBB        265         Gulf Coast Waste Disposal
                                 Authority, (Champion
                                 International), (AMT),
                                 7.25%, 4/1/17                          290,551
A2        A+       1,000         Port Corpus Christi,
                                 (Hoechst Celanese Corp.),
                                 (AMT), 6.875%, 4/1/17                1,089,259
NR        A          500         Trinity River Authority, (PCR),
                                 (AMT), 6.20%, 3/1/20                   535,580
--------------------------------------------------------------------------------
                                                                     $2,702,074
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.3%
--------------------------------------------------------------------------------
Aaa       AAA     $1,000         Austin, Combined Utility,
                                 (AMBAC), 6.75%, 11/15/12            $1,201,029
Aaa       AAA        500         Lower Colorado River
                                 Authority Junior Lien, (FGIC),
                                 0.00%, 1/1/12                          255,740
--------------------------------------------------------------------------------
                                                                     $1,456,769
--------------------------------------------------------------------------------

                       See notes to financial statements

Texas Municipals Portfolio as of July 31, 1998

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000's
Moody's   & Poor's  omitted)     Security                         Value
--------------------------------------------------------------------------------

Insured-Hospitals -- 6.3%
--------------------------------------------------------------------------------
 Aaa      AAA       $  500       Harris County, HFC, (Hermann
                                 Hospital), (MBIA), 6.375%,
                                 10/1/24                          $   560,495
 Aaa      AAA          500       Tyler County, HFC, (Mother
                                 Frances Hospital), (FGIC),
                                 6.50%, 7/1/22                        543,920
--------------------------------------------------------------------------------
                                                                  $ 1,104,415
--------------------------------------------------------------------------------

Lease Revenue/Certificates of
Participation -- 1.6%
--------------------------------------------------------------------------------
  NR      BBB-      $  250       Rio Grande, Independent School
                                 District Lease, 6.75%, 7/15/10   $   273,945
--------------------------------------------------------------------------------
                                                                  $   273,945
--------------------------------------------------------------------------------

Nursing Homes -- 6.0%
--------------------------------------------------------------------------------
 Aa       NR        $  975       Port Arthur, Health Facilities,
                                 (FHA), 6.50%, 8/1/24             $ 1,048,534
--------------------------------------------------------------------------------
                                                                  $ 1,048,534
--------------------------------------------------------------------------------

Transportation -- 6.4%
--------------------------------------------------------------------------------
 NR       NR        $  250       Abia Dev. Corp., (Austin
                                 Cargoport), 9.25%, 10/1/21       $   286,710
 NR       BBB          755       Guam Airport Authority, (AMT),
                                 6.70%, 10/1/23                       825,706
--------------------------------------------------------------------------------
                                                                  $ 1,112,416
--------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $15,998,639)                                  $17,470,738
--------------------------------------------------------------------------------
AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

HFC - Housing Finance Corporation

The Portfolio invests primarily in debt securities issued by Texas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 1998, 14.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 3.2% to 6.9% of total investments.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998
FINANCIAL STATEMENTS

Statements of Assets and Liabilities
As of July 31, 1998

                                                           Arizona            Colorado          Connecticut         Michigan
                                                          Portfolio          Portfolio           Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                       $ 92,678,595       $ 36,166,584       $151,783,349       $119,726,431
    Unrealized appreciation                                  9,158,765          3,298,576         10,775,493         10,918,129
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                     $101,837,360       $ 39,465,160       $162,558,842       $130,644,560
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                      $    720,410       $      3,074       $    234,826       $        499
Receivable for investments sold                                495,917             86,125            253,673                 --
Interest receivable                                          1,007,738            524,704          1,927,464          1,919,186
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                              $104,061,425       $ 40,079,063       $164,974,805       $132,564,245
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                         $    959,723       $         --       $         --       $         --
Payable for when-issued securities                                  --                 --                 --          2,294,354
Demand note payable                                                 --            273,000                 --             21,000
Payable for daily variation margin on open
    financial futures contracts                                    812                312              1,313              1,062
Payable to affiliate for Trustees' fees                            949                 14                 96                949
Other accrued expenses                                           7,835              4,537             18,508             10,412
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                         $    969,319       $    277,863       $     19,917       $  2,327,777
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                             $103,092,106       $ 39,801,200       $164,954,888       $130,236,468
------------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                           $ 93,964,184       $ 36,504,559       $154,187,522       $119,353,075
Net unrealized appreciation (computed on the
    basis of identified cost)                                9,127,922          3,296,641         10,767,366         10,883,393
------------------------------------------------------------------------------------------------------------------------------------
Total                                                     $103,092,106       $ 39,801,200       $164,954,888       $130,236,468
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements


Eaton Vance Municipals Portfolios as of July 31, 1998
FINANCIAL STATEMENTS CONT'D
Statements of Assets and Liabilities

As of July 31, 1998


                                                               Minnesota        New Jersey        Pennsylvania          Texas
                                                               Portfolio        Portfolio          Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
    Identified cost                                            $59,988,550      $292,277,246      $327,484,420       $15,998,639
    Unrealized appreciation                                      5,843,194        32,861,459        25,376,386         1,472,099
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                          $65,831,744      $325,138,705      $352,860,806       $17,470,738
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                           $       727      $        281      $  1,961,280       $    21,554
Receivable for investments sold                                  1,351,090         1,078,009            30,000         1,102,056
Interest receivable                                                821,427         3,949,296         4,685,769           291,451
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                   $68,004,988      $330,166,291      $359,537,855       $18,885,799
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                              $        --      $         --      $         --       $ 1,046,570
Payable for when-issued securities                                 688,793                --                --                --
Demand note payable                                                325,000         1,510,000                --                --
Payable for daily variation margin on open
    financial futures contracts                                        375             1,875             3,000                --
Payable to affiliate for Trustees' fees                                 57               146             1,742                --
Other accrued expenses                                               7,086            25,132             1,238             1,742
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                              $ 1,021,311      $  1,537,153      $      5,980       $ 1,048,312
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in
    Portfolio                                                  $66,983,677      $328,629,138      $359,531,875       $17,837,487
------------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and
    withdrawals                                                $61,152,363      $295,827,079      $334,253,565       $16,365,388
Net unrealized appreciation (computed on the basis
    of identified cost)                                          5,831,314        32,802,059        25,278,310         1,472,099
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          $66,983,677      $328,629,138      $359,531,875       $17,837,487
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended July 31, 1998

                                                                    Arizona          Colorado        Connecticut       Michigan
                                                                   Portfolio         Portfolio        Portfolio        Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Investment Income
---------------------------------------------------------------------------------------------------------------------------------
Interest                                                          $ 6,121,201       $ 2,377,732      $ 9,650,563      $ 7,913,736
---------------------------------------------------------------------------------------------------------------------------------
Total investment income                                           $ 6,121,201       $ 2,377,732      $ 9,650,563      $ 7,913,736


Expenses
---------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                                            $   413,386       $    97,947      $   703,463      $   562,200
Trustees fees and expenses                                             13,877             2,173           15,168           11,996
Custodian fee                                                          71,087            36,312          102,421           78,882
Legal and accounting services                                          22,495            17,118           22,318           22,162
Amortization of organization expenses                                     887               229            1,574            1,508
Miscellaneous                                                           6,831             8,452           19,101           21,863
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                    $   528,563       $   162,231      $   864,045      $   698,611
---------------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                     $    18,275       $    10,652      $    23,586      $    22,172
---------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                          $    18,275       $    10,652      $    23,586      $    22,172
---------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                      $   510,288       $   151,579      $   840,459      $   676,439
---------------------------------------------------------------------------------------------------------------------------------

Net investment income                                             $ 5,610,913       $ 2,226,153      $ 8,810,104      $ 7,237,297
---------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized
Gain (Loss)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                $ 3,159,656       $   886,357      $   583,817      $ 3,849,645
   Financial futures contracts                                       (949,855)         (418,124)      (1,055,823)      (1,463,448)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          $ 2,209,801       $   468,233      $  (472,006)     $ 2,386,197
---------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                            $(1,542,650)      $  (611,689)     $ 1,205,087      $(2,128,854)
   Financial futures contracts                                        597,430           221,001          552,590          968,229
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              $  (945,220)      $  (390,688)     $ 1,757,677      $(1,160,625)
---------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain                                  $ 1,264,581       $    77,545      $ 1,285,671      $ 1,225,572
---------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                        $ 6,875,494       $ 2,303,698      $10,095,775      $ 8,462,869
---------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 1998

                                                                 Minnesota       New Jersey       Pennsylvania         Texas
                                                                 Portfolio        Portfolio         Portfolio        Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
Interest                                                       $  3,919,663     $ 20,492,162      $ 23,535,425     $  1,168,398
--------------------------------------------------------------------------------------------------------------------------------
Total investment income                                        $  3,919,663     $ 20,492,162      $ 23,535,425     $  1,168,398
--------------------------------------------------------------------------------------------------------------------------------


Expenses
--------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee                                         $    228,670     $  1,535,921      $  1,758,264     $     31,780
Trustees fees and expenses                                            8,363           22,424            23,320              679
Custodian fee                                                        45,883          184,415           149,630           19,962
Legal and accounting services                                        20,218           34,518            34,362           15,161
Amortization of organization expenses                                   309            2,330             2,988              209
Miscellaneous                                                        15,759           36,037            83,951            7,446
--------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                 $    319,202     $  1,815,645      $  2,052,515     $     75,237
--------------------------------------------------------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                  $     11,817     $     55,680      $    149,630     $      6,280
--------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                       $     11,817     $     55,680      $    149,630     $      6,280
--------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                   $    307,385     $  1,759,965      $  1,902,885     $     68,957
--------------------------------------------------------------------------------------------------------------------------------

Net investment income                                          $  3,612,278     $ 18,732,197      $ 21,632,540     $  1,099,441
--------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)             $  1,573,786     $  4,091,888      $  5,872,852     $    568,115
   Financial futures contracts                                     (872,751)      (2,384,863)       (3,792,095)         (91,792)
--------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                              $    701,035     $  1,707,025      $  2,080,757     $    476,323
--------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                         $   (694,189)    $     (4,734)     $ (9,695,269)    $   (357,281)
   Financial futures contracts                                      457,776          988,190         2,480,978           81,068
--------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)           $   (236,413)    $    983,456      $ (7,214,291)    $   (276,213)
--------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss)                        $    464,622     $  2,690,481      $ (5,133,534)    $    200,110
--------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                     $  4,076,900     $ 21,422,678      $ 16,499,006     $  1,299,551
--------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1998


Increase (Decrease) in Net Assets                   Arizona Portfolio  Colorado Portfolio  Connecticut Portfolio  Michigan Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                             $   5,610,913      $   2,226,153          $  8,810,104        $   7,237,297
   Net realized gain (loss)                              2,209,801            468,233              (472,006)           2,386,197
   Net change in unrealized appreciation
    (depreciation)                                        (945,220)          (390,688)            1,757,677           (1,160,625)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations           $   6,875,494      $   2,303,698          $ 10,095,775        $   8,462,869
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                     $   8,495,182      $   4,707,220          $  9,761,887        $   5,251,473
   Withdrawals                                         (24,750,363)        (9,834,162)          (29,880,364)         (33,701,520)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital
 transactions                                        $ (16,255,181)     $  (5,126,942)         $(20,118,477)       $ (28,450,047)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                           $  (9,379,687)     $  (2,823,244)         $(10,022,702)       $ (19,987,178)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                 $ 112,471,793      $  42,624,444          $174,977,590        $ 150,223,646
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                       $ 103,092,106      $  39,801,200          $164,954,888        $ 130,236,468
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended July 31, 1998


                                                                     Minnesota        New Jersey     Pennsylvania          Texas
Increase (Decrease) in Net Assets                                    Portfolio         Portfolio       Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                           $  3,612,278      $ 18,732,197     $ 21,632,540     $  1,099,441
   Net realized gain                                                    701,035         1,707,025        2,080,757          476,323
   Net change in unrealized appreciation (depreciation)                (236,413)          983,456       (7,214,291)        (276,213)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                         $  4,076,900      $ 21,422,678     $ 16,499,006     $  1,299,551
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                                   $  4,912,748      $ 28,452,460     $ 23,151,071     $    710,511
   Withdrawals                                                      (12,679,645)      (74,018,070)     (82,338,942)      (5,848,716)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions               $ (7,766,897)     $(45,565,610)    $(59,187,871)    $ (5,138,205)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                         $ (3,689,997)     $(24,142,932)    $(42,688,865)    $ (3,838,654)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                               $ 70,673,674      $352,772,070     $402,220,740     $ 21,676,141
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                     $ 66,983,677      $328,629,138     $359,531,875     $ 17,837,487
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended July 31, 1997

                                                               Arizona           Colorado           Connecticut         Michigan
Increase (Decrease) in Net Assets                             Portfolio          Portfolio           Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                    $  6,682,773       $  2,539,687        $  9,925,507        $  8,798,336
   Net realized gain                                             799,157            446,628             472,294              36,033
   Net change in unrealized appreciation (depreciation)        4,938,530          2,095,673           7,068,431           6,476,859
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $ 12,420,460       $  5,081,988        $ 17,466,232        $ 15,311,228
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                            $  7,001,783       $  4,009,912        $  9,762,822        $  3,699,109
   Withdrawals                                               (36,811,997)       (11,883,030)        (39,868,349)        (42,251,299)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions        $(29,810,214)      $ (7,873,118)       $(30,105,527)       $(38,552,190)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                  $(17,389,754)      $ (2,791,130)       $(12,639,295)       $(23,240,962)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                        $129,861,547       $ 45,415,574        $187,616,885        $173,464,608
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                              $112,471,793       $ 42,624,444        $174,977,590        $150,223,646
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 1997

                                                             Minnesota          New Jersey         Pennsylvania         Texas
Increase (Decrease) in Net Assets                            Portfolio          Portfolio           Portfolio          Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
   Net investment income                                   $   4,112,897      $  21,484,047      $  25,120,444       $   1,316,730
   Net realized gain (loss)                                       28,621          1,984,468         (1,113,620)            (11,999)
   Net change in unrealized appreciation (depreciation)        2,786,157         14,203,930         18,755,709           1,114,403
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                 $   6,927,675      $  37,672,445      $  42,762,533       $   2,419,134
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                           $   4,877,845      $  20,443,481      $  19,109,521       $   1,759,693
   Withdrawals                                               (17,221,919)       (91,588,197)      (107,833,175)         (6,869,522)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions       $ (12,344,074)     $ (71,144,716)     $ (88,723,654)      $  (5,109,829)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                                 $  (5,416,399)     $ (33,472,271)     $ (45,961,121)      $  (2,690,695)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                       $  76,090,073      $ 386,244,341      $ 448,181,861       $  24,366,836
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                             $  70,673,674      $ 352,772,070      $ 402,220,740       $  21,676,141
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                          Arizona Portfolio
                                                -----------------------------------------------------------------------
                                                                              Year Ended
                                                -----------------------------------------------------------------------
                                                                         July 31,                             Sept. 30,
                                                ----------------------------------------------------------  -----------
                                                   1998        1997       1996         1995        1994*       1993**
-----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                     0.50%       0.50%        0.51%       0.52%       0.46%+      0.42%+
Expenses after custodian fee reduction            0.48%       0.49%        0.50%         --          --          --
Net investment income                             5.27%       5.56%        5.53%       5.81%       5.43%+      5.46%+
Portfolio Turnover                                  23%         10%          18%         22%         23%        107%
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)       $103,092    $112,472     $129,862    $144,521    $154,068    $133,539
-----------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the ten-month period ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                             Colorado Portfolio
                                                      -----------------------------------------------------------------
                                                                                Year Ended
                                                     ------------------------------------------------------------------
                                                                           July 31,                           Sept. 30,
                                                      ------------------------------------------------------  ---------
                                                       1998       1997        1996       1995       1994*       1993**
-----------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
-----------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                     0.40%      0.40%       0.40%      0.25%      0.02%+      0.06%+
Net expenses after custodian fee reduction            0.37%      0.36%       0.36%        --         --          --
Net investment income                                 5.49%      5.86%       5.75%      6.05%      5.73%+      5.60%+
Portfolio Turnover                                      18%        14%         53%        52%        23%         10%
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $39,801    $42,624     $45,416    $46,077    $44,399     $24,346
-----------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Colorado Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                0.42%      0.40%      0.35%+      0.35%+
Expenses after custodian fee reduction                                       0.38%        --         --          --
Net investment income                                                        5.73%      5.90%      5.40%+      5.31%+
-----------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the ten-month period ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                        Connecticut Portfolio
                                                -----------------------------------------------------------------------
                                                                              Year Ended
                                                -----------------------------------------------------------------------
                                                                         July 31,                             Sept. 30,
                                                ----------------------------------------------------------   ----------
                                                   1998        1997         1996        1995       1994*        1993**
-----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                     0.51%       0.53%        0.52%       0.53%       0.47%+      0.46%+
Expenses after custodian fee reduction            0.50%       0.53%        0.50%         --          --          --
Net investment income                             5.20%       5.50%        5.49%       5.77%       5.40%+      5.45%+
Portfolio Turnover                                   7%         11%          23%         29%         10%         10%
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)       $164,955    $174,978     $187,617    $195,276    $192,038    $159,848
-----------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the ten-month period ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                          Michigan Portfolio
                                                -----------------------------------------------------------------------
                                                                              Year Ended
                                                -----------------------------------------------------------------------
                                                                         July 31,                             Sept. 30,
                                                -----------------------------------------------------------  ----------
                                                  1998         1997        1996        1995        1994*       1993**
-----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                     0.50%       0.52%        0.54%       0.48%       0.47%+      0.44%+
Expenses after custodian fee reduction            0.48%       0.50%        0.52%         --          --          --
Net investment income                             5.19%       5.45%        5.50%       5.85%       5.48%+      5.46%+
Portfolio Turnover                                  26%         16%          49%         54%         45%         20%
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)       $130,236    $150,224     $173,465    $191,263    $204,032    $187,665
-----------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the ten-month period ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                            Minnesota Portfolio
                                                     ------------------------------------------------------------------
                                                                                Year Ended
                                                     ------------------------------------------------------------------
                                                                           July 31,                         Sept. 30,
                                                     ----------------------------------------------------- ------------
                                                      1998       1997        1996       1995       1994*      1993**
-----------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets
-----------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                         0.47%       0.47%      0.48%      0.47%      0.45%+      0.40%+
Expenses after custodian fee reduction                0.45%       0.44%      0.46%        --         --          --
Net investment income                                 5.28%       5.71%      5.69%      5.83%      5.50%+      5.58%+
Portfolio Turnover                                      23%         22%        45%        76%        20%         10%
-----------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000's omitted)            $66,984     $70,674    $76,090    $82,968    $84,005     $67,019
-----------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten-month period ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                         New Jersey Portfolio
                                                ----------------------------------------------------------------------
                                                                              Year Ended
                                                ----------------------------------------------------------------------
                                                                         July 31,                           Sept. 30,
                                                ---------------------------------------------------------  -----------
                                                   1998        1997        1996       1995        1994*      1993**
----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
----------------------------------------------------------------------------------------------------------------------
Expenses (1)                                      0.54%       0.54%        0.53%       0.52%       0.50%+      0.50%+
Expenses after custodian fee reduction            0.52%       0.52%        0.52%         --          --          --
Net investment income                             5.52%       5.84%        5.82%       5.96%       5.62%+      5.67%+
Portfolio Turnover                                  14%         24%          39%         54%         25%         12%
----------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000's omitted)       $328,629    $352,772     $386,244    $411,038    $423,854    $393,677
----------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten-month period ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                        Pennsylvania Portfolio
                                                ------------------------------------------------------------------------
                                                                               Year Ended
                                                ------------------------------------------------------------------------
                                                                        July 31,                            Sept. 30,
                                                --------------------------------------------------------  --------------
                                                 1998        1997         1996        1995        1994*      1993**
--------------------------------------------------------------------------------------------------------  --------------

Ratios to average daily net assets
------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                      0.54%       0.55%        0.54%       0.49%       0.48%+      0.50%+
Expenses after custodian fee reduction             0.50%       0.51%        0.50%         --          --          --
Net investment income                              5.66%       5.96%        5.90%       6.02%       5.66%+      5.71%+
Portfolio Turnover                                   13%         17%          30%         44%         21%         17%
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)        $359,532    $402,221     $448,182    $502,250    $536,786    $497,001
------------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten-month period ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change .


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                              Texas Portfolio
                                                   --------------------------------------------------------------------
                                                                                Year Ended
                                                   --------------------------------------------------------------------
                                                                           July 31,                          Sept. 30,
                                                   ------------------------------------------------------  ------------
                                                     1998       1997        1996       1995       1994*      1993**
-----------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets+
-----------------------------------------------------------------------------------------------------------------------
Net expenses/(1)/                                     0.38%      0.37%       0.32%      0.08%         0%+      0.03%+
Net expenses after custodian fee reduction            0.35%      0.35%       0.27%        --         --          --
Net investment income                                 5.58%      5.79%       5.81%      6.20%      5.69%+      5.82%+
Portfolio Turnover                                      17%        17%         39%        49%        27%          8%
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $17,837    $21,676     $24,367    $28,227    $27,589     $16,029
-----------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such action not been taken, the ratios would have been as follows:

Expenses/(1)/                                                                0.42%      0.35%      0.37%+      0.42%
Expenses after custodian fee reduction                                       0.37%        --         --          --
Net investment income                                                        5.71%      5.93%      5.32%+      5.43%+
-----------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the ten-month period ended July 31, 1994.
** For the period from the start of business, February 1, 1993, to September 30, 1993.
/(1)/ The expense ratios for the year ended July 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

Eaton Vance Municipals Portfolios as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


1  Significant Accounting Policies
  ------------------------------------------------------------------------------
   Arizona Municipals Portfolio (Arizona Portfolio), Colorado Municipals Portfolio (Colorado Portfolio), Connecticut Municipals Portfolio (Connecticut Portfolio), Michigan Municipals Portfolio (Michigan Portfolio), Minnesota Municipals Portfolio (Minnesota Portfolio), New Jersey Municipals Portfolio (New Jersey Portfolio), Pennsylvania Municipals Portfolio (Pennsylvania Portfolio) and Texas Municipals Portfolio (Texas Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

   A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

   C Income Taxes -- The Portfolios are treated as partnerships for federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

   D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

   E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

   F Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

   G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery

Eaton Vance Municipals Portfolios as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   basis are marked-to-market daily and begin earning interest on settlement date.

   H Other -- Investment transactions are accounted for on a trade date basis.

   I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

   J Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Adviser Fee and Other Transactions with Affiliates
  ------------------------------------------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended July 31, 1998, each Portfolio paid advisory fees as follows:

   Portfolio                                     Amount          Effective Rate*
  ------------------------------------------------------------------------------
   Arizona                                     $  413,386            0.39%
   Colorado                                        97,947            0.24%
   Connecticut                                    703,463            0.42%
   Michigan                                       562,200            0.40%
   Minnesota                                      228,670            0.33%
   New Jersey                                   1,535,921            0.45%
   Pennsylvania                                 1,758,264            0.46%
   Texas                                           31,780            0.16%

   * Advisory fees paid as a percentage of average daily net assets.

   Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

   Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 1998, no significant amounts have been deferred.

   Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

3  Investments
  ------------------------------------------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended July 31, 1998 were as follows:

   Arizona Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $24,145,210
   Sales                                                            35,138,378

   Colorado Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $ 7,134,562
   Sales                                                            10,160,716

   Connecticut Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $11,752,567
   Sales                                                            22,274,789

   Michigan Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $35,222,997
   Sales                                                            52,977,352

   Minnesota Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $15,681,830
   Sales                                                            20,575,048

   New Jersey Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $46,163,464
   Sales                                                            75,032,585

   Pennsylvania Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $48,254,274
   Sales                                                            87,111,676

   Texas Portfolio
  ------------------------------------------------------------------------------
   Purchases                                                       $ 3,480,795
   Sales                                                             8,284,640

Eaton Vance Municipals Portfolios as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


4  Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at July 31, 1998, as computed on a federal income tax basis, are as follows:

   Arizona Portfolio
  ------------------------------------------------------------------------------

   Aggregate Cost                                                $  92,678,595
  ------------------------------------------------------------------------------
   Gross unrealized appreciation                                 $   9,196,716
   Gross unrealized depreciation                                       (37,951)
  ------------------------------------------------------------------------------

   Net unrealized appreciation                                   $   9,158,765
  ------------------------------------------------------------------------------

   Colorado Portfolio
  ------------------------------------------------------------------------------

   Aggregate Cost                                                $  36,166,584
  ------------------------------------------------------------------------------
   Gross unrealized appreciation                                 $   3,298,576
   Gross unrealized depreciation                                            --
  ------------------------------------------------------------------------------

   Net unrealized appreciation                                   $   3,298,576
  ------------------------------------------------------------------------------

   Connecticut Portfolio
  ------------------------------------------------------------------------------

   Aggregate Cost                                                $ 151,783,349
  ------------------------------------------------------------------------------
   Gross unrealized appreciation                                 $  10,802,275
   Gross unrealized depreciation                                       (26,782)
  ------------------------------------------------------------------------------

   Net unrealized appreciation                                   $  10,775,493
  ------------------------------------------------------------------------------

   Michigan Portfolio
  ------------------------------------------------------------------------------

   Aggregate Cost                                                $ 119,726,431
  ------------------------------------------------------------------------------
   Gross unrealized appreciation                                 $  10,959,239
   Gross unrealized depreciation                                       (41,110)
  ------------------------------------------------------------------------------

   Net unrealized appreciation                                   $  10,918,129
  ------------------------------------------------------------------------------

   Minnesota Portfolio
  ------------------------------------------------------------------------------

   Aggregate Cost                                                $  59,988,550
  ------------------------------------------------------------------------------
   Gross unrealized appreciation                                 $   5,843,194
   Gross unrealized depreciation                                            --
  ------------------------------------------------------------------------------

   Net unrealized appreciation                                   $   5,843,194
  ------------------------------------------------------------------------------

   New Jersey Portfolio
  ------------------------------------------------------------------------------

   Aggregate Cost                                                $ 292,277,246
  ------------------------------------------------------------------------------
   Gross unrealized appreciation                                 $  32,961,776
   Gross unrealized depreciation                                      (100,317)
  ------------------------------------------------------------------------------

   Net unrealized appreciation                                   $  32,861,459
  ------------------------------------------------------------------------------

   Pennsylvania Portfolio
  ------------------------------------------------------------------------------

   Aggregate Cost                                                $ 327,484,420
  ------------------------------------------------------------------------------
   Gross unrealized appreciation                                 $  31,636,291
   Gross unrealized depreciation                                    (6,259,905)
  ------------------------------------------------------------------------------

   Net unrealized appreciation                                   $  25,376,386
  ------------------------------------------------------------------------------

   Texas Portfolio
  ------------------------------------------------------------------------------

   Aggregate Cost                                                $  15,998,639
  ------------------------------------------------------------------------------
   Gross unrealized appreciation                                 $   1,472,099
   Gross unrealized depreciation                                            --
  ------------------------------------------------------------------------------

   Net unrealized appreciation                                   $   1,472,099
  ------------------------------------------------------------------------------

5  Line of Credit
  ------------------------------------------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and their affiliates in a committed $100 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At July 31, 1998, the Colorado Portfolio, Michigan Portfolio, Minnesota Portfolio and New Jersey Portfolio had balances outstanding pursuant to this line of credit of $273,000, $21,000, $325,000 and $1,510,000 respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended July 31, 1998.

6  Financial Instruments
  ------------------------------------------------------------------------------
   The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to

Eaton Vance Municipals Portfolios as of July 31, 1998

NOTES TO FINANCIAL STATEMENTS CONT'D


   various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at July 31, 1998, is as follows:




                    Futures
                    Contracts
                    Expiration                                    Net Unrealized
   Portfolio        Date        Contracts               Position   Depreciation
  ------------------------------------------------------------------------------
   Arizona          9/98        26 U.S. Treasury Bonds  Short           $30,843
  ------------------------------------------------------------------------------
   Colorado         9/98        10 U.S. Treasury Bonds  Short             1,935
  ------------------------------------------------------------------------------
   Connecticut      9/98        42 U.S. Treasury Bonds  Short             8,127
  ------------------------------------------------------------------------------
   Michigan         9/98        34 U.S. Treasury Bonds  Short            34,736
  ------------------------------------------------------------------------------
   Minnesota        9/98        12 U.S. Treasury Bonds  Short            11,880
  ------------------------------------------------------------------------------
   New Jersey       9/98        60 U.S. Treasury Bonds  Short            59,400
  ------------------------------------------------------------------------------
   Pennsylvania     9/98        96 U.S. Treasury Bonds  Short            98,076
  ------------------------------------------------------------------------------


   At July 31, 1998, the Portfolios had sufficient cash and/or securities to cover margin requirements on open futures contracts.

Eaton Vance Municipals Portfolios as of July 31, 1998

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio:
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We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio as of July 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended July 31, 1998 and 1997 and supplementary data for each of the years in the four year period ended July 31, 1998, the ten months ended July 31, 1994, and the period from the start of business, February 1, 1993 to September 30, 1993. These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Arizona Municipals Portfolio, Colorado Municipals Portfolio, Connecticut Municipals Portfolio, Michigan Municipals Portfolio, Minnesota Municipals Portfolio, New Jersey Municipals Portfolio, Pennsylvania Municipals Portfolio and Texas Municipals Portfolio at July 31, 1998, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                   DELOITTE & TOUCHE LLP
                                                   Boston, Massachusetts
                                                   September 4, 1998

Eaton Vance Municipals Funds as of July 31, 1998
INVESTMENT MANAGEMENT


Eaton Vance Municipals Funds


Officers
Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant


Municipals Portfolios


Officers
Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President and Portfolio
Manager of Minnesota and
New Jersey Municipals Portfolios

Cynthia J. Clemson
Vice President and Portfolio
Manager of Arizona
Municipals Portfolio

William H. Ahern, Jr.
Vice President and Portfolio
Manager of Colorado and
Connecticut Municipals Portfolios

Thomas M. Metzold
Vice President and Portfolio
Manager of Texas
Municipals Portfolio

Timothy T. Browse
Vice President and Portfolio
Manager of Michigan
and Pennsylvania
Municipals Portfolios

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Independent Trustees
Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Executive Officer,
United Asset Management Corporation

John L. Thorndike
Formerly Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Investment Adviser of the Portfolios
Boston Management and Research
24 Federal Street
Boston, MA 02110


Administrator of the Funds
Eaton Vance Management
24 Federal Street
Boston, MA 02110


Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260


Custodian
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116


Transfer Agent
First Data Investor Services Group, Inc.
Attention: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110



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This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
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